UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Retractable Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RETRACTABLE TECHNOLOGIES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 24, 2010

To the Shareholders of Retractable Technologies, Inc.:

You are cordially invited to attend Retractable Technologies, Inc.’s 2010 Annual Meeting of shareholders.  The Annual Meeting will be held at 10:00 a.m. Central time on September 24, 2010 at the Little Elm City Hall located at 100 West Eldorado Parkway, Little Elm, Texas 75068.

Further information regarding the Annual Meeting is set forth in the attached Proxy Statement, which was first delivered to security holders on August 12, 2010.

At this year’s Annual Meeting, you will be asked to elect five Directors (one Class 1 Director and four Class 2 Directors).  You will also be asked to approve amendments to the Articles of Incorporation conforming them to a recently effective Texas statute.

We hope you will be able to attend the Annual Meeting, but if you cannot do so, it is important that your shares be represented.  We urge you to read the proxy statement carefully and to vote in accordance with the Board of Directors’ recommendations by telephone or Internet, or by signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided, whether or not you plan to attend the Annual Meeting.

Thank you for your continued support.

Sincerely,

THOMAS J. SHAW
CHAIRMAN, PRESIDENT, AND CHIEF EXECUTIVE OFFICER

RETRACTABLE TECHNOLOGIES, INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 24, 2010

Appendix A	Restated Certificate of Formation
Appendix B	Audit Committee Charter, Nominating Committee Charter, and Compensation and Benefits Committee Charter
Appendix C	Form of Proxy Card

Retractable Technologies, Inc.

511 Lobo Lane

Little Elm, TX 75068-0009

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

SEPTEMBER 24, 2010

The Board of Directors of Retractable Technologies, Inc. solicits the enclosed proxy for the Annual Meeting to be held at the Little Elm City Hall located at 100 West Eldorado Parkway, Little Elm, Texas 75068, on the 24th day of September, 2010, at 10:00 a.m., Central time, and for any adjournment thereof.

Definitive proxy materials will be filed with the U.S. Securities and Exchange Commission on August 12, 2010 and furnished to security holders on the same date.

What is the purpose of the Annual Meeting?

The Board of Directors is asking you to vote on the following items:

The election of one Class 1 Director and four Class 2 Directors; and

The approval of amendments to the Articles of Incorporation.

VOTING INFORMATION

How do I vote?

You may vote your shares in any of the following four ways:

Vote in Person

At the meeting, you may deliver your ballot to the Inspector of Elections.  To obtain directions, please call the Company at (888) 806-2626.

Vote by Internet

To vote now by internet, go to www.proxyvote.com.  Have the 12-digit control number available and follow the instructions.

Vote by Mail

You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote by Phone

You can vote by phone by calling 1-800-690-6903.  Have the 12-digit control number available and follow the instructions.

Your 12-digit control number is located in a box with an arrow pointing to it on the right side of the enclosed proxy card.

Who may vote?

All shareholders of record on July 26, 2010, the record date, are entitled to vote.

May I change my vote?

You may change your vote even after you have submitted your proxy by (1) voting again by Internet or telephone; (2) sending a written statement revoking your proxy to the Secretary of the Company; (3) submitting a properly signed proxy with a later date; or (4) voting in person at the Annual Meeting.

How does the Board recommend I vote?

The Board of Directors recommends a vote “For All” in the election of Class 1 and Class 2 Directors and “For” the amendment of the Articles of Incorporation.

If appointed by you, the proxy holders will vote your shares as you direct of the matters described in this Proxy Statement.  In the absence of your direction, they will vote your shares as recommended by the Board of Directors.  Where no choice is specified by the shareholder, the proxy will be voted in accordance with the recommendations of the Board of Directors.  Unless you indicate otherwise, the proxy holders are also authorized to vote your shares on any matters that are not known by your Board of Directors as of the date of this Proxy Statement and that may be properly presented for action at the Annual Meeting.

What if I do not provide voting instructions to my broker?

If you are a beneficial owner and do not provide voting instructions to your broker, your broker will no longer be permitted to vote on your behalf for the election of directors.  Similarly, your broker will not be able to vote with regard to the approval of amendments to the Articles of Incorporation.  For your vote to be counted, you need to communicate your voting decisions to your broker, bank, or other financial institution as soon as possible before September 24, 2010.

How many votes are required to approve each item?

For the election of Directors, a plurality is required for the election of each nominee.  For the approval of the amendments to the Articles of Incorporation, the affirmative vote of the holders of at least two-thirds of the outstanding shares is required.

What constitutes a quorum?

The presence, in person or by proxy, of the holders of a majority of all the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Each share of Common Stock entitles the holder to one (1) vote per share. On July 26, 2010, there were 23,825,149 outstanding shares of Common Stock.

Abstentions will be considered present for purposes of calculating the vote but will not be considered to have been voted in favor of the matters voted upon, and broker non-votes will not be considered present for purposes of calculating the votes.

Who pays the expenses incurred in connection with the solicitation of proxies?

The Company will pay the cost of soliciting proxies.  In addition to the use of the mails, proxies may be solicited by the Directors, Officers, and employees of the Company without additional compensation, by personal interview, telephone, or other means of electronic communication.  Arrangements also may be made with brokerage firms and other custodians, dealers, banks, and trustees, or their nominees who hold the voting securities of record, for sending proxy materials to beneficial owners.  Upon request, the Company will reimburse the brokers, custodians, dealers, banks, or their nominees for their reasonable out-of-pocket expenses.

Who may I contact with questions?

Shareholders with questions (including regarding directions) are encouraged to contact the Company’s Chief Financial Officer, Mr. Douglas W. Cowan, at 511 Lobo Lane, Little Elm, Texas 75068 or by telephone at (888) 806-2626.

PROPOSAL NO. 1

THE ELECTION OF ONE CLASS 1 DIRECTOR AND FOUR CLASS 2 DIRECTORS

The Board of Directors has determined that the Board shall be comprised of seven members.  The seven regular members are divided into two classes currently consisting of two Class 1 members and five Class 2 members.  The Company has nominated Thomas J. Shaw, Douglas W. Cowan, Clarence Zierhut, and Marwan Saker to serve as Class 2 Directors and Steven R. Wisner to serve as a Class 1 Director for a one-year term.  All nominees currently serve as Class 2 Directors.  The purpose of nominating Steven R. Wisner to serve as a Class 1 Director is to comply with NYSE Amex LLC (“NYSE Amex”) rules requiring that the classes of the Board of Directors be approximately equal in size.  If the nominees are elected to serve in the proposed classes, the Board of Directors will consist of three Class 1 Directors and four Class 2 Directors.  Generally, Class 1 and Class 2 Directors serve for two year terms.  If the nominees are elected, the one Class 1 Director nominee will hold his office until the 2011 annual meeting and the four Class 2 Director nominees will hold their offices until the 2012 annual meeting of the shareholders when their respective successors are elected and qualified, or upon their earlier retirement, resignation, or removal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR ALL” IN THE ELECTION OF THE ONE CLASS 1 DIRECTOR AND FOUR CLASS 2 DIRECTORS.

All Class 2 Directors’ terms expire in 2010 (unless reelected) and Class 1 Directors’ terms expire in 2011.   Information regarding nominees and current Directors is as follows.

THOMAS J. SHAW

Founder, Chairman, President, Chief Executive Officer, and Class 2 Director

Nominee for Class 2 Director

Director since our inception

Qualifications, Experience, Attributes, and Skills: Mr. Shaw, age 59, oversees our Management and leads our design team in product development of medical safety devices that utilize, among other things, his unique patented friction ring technology.  Mr. Shaw has over 25 years of experience in industrial product design and has developed several solutions to complicated mechanical engineering challenges.  He has been granted multiple patents and has additional patents pending.  Mr. Shaw has deep knowledge of the strengths and weaknesses of our products (as their primary inventor) and of the Company (as its Founder).  Further, his strategic knowledge of the Company and its competitive environment arising from his ongoing role as its CEO is vital to the successful supervision of the Company by the Board of Directors.  Finally, Mr. Shaw’s educational background in both Engineering and Accounting is helpful in Board deliberations.

DOUGLAS W. COWAN

Vice President, Chief Financial Officer, Treasurer, and Class 2 Director

Nominee for Class 2 Director

Director since 1999

Qualifications, Experience, Attributes, and Skills: Mr. Cowan, age 67, is responsible for our financial, accounting, risk management, and forecasting functions.  Mr. Cowan has a lead role in supervising all internal control and disclosure control procedures and statements.  He also serves as the primary contact for investors, which enables him to bring their concerns to the Board on appropriate topics as they arise.  His expertise as a CPA and experience as the Company’s CFO allow him to guide the Board, upon request, with regard to financial matters.

STEVEN R. WISNER

Executive Vice President, Engineering & Production and Class 2 Director

Nominee for Class 1 Director

Director since 1999

Qualifications, Experience, Attributes, and Skills: Mr. Wisner, age 53, is responsible for the management of engineering, production, Chinese operations, information technology, and international sales.  He has extensive experience in operational management.  His role in overseeing all engineering, production, and foreign sales allows him to provide timely and insightful guidance regarding the effect of Board decisions on the Company’s ability to meet its goals.  Mr. Wisner has over 30 years of experience in product design, development, and manufacturing.

MARCO LATERZA

Class 1 Director

Director since 2005

Qualifications, Experience, Attributes, Skills, and Principal Occupation: Mr. Laterza, age 62, is a CPA in active practice and has decades of experience in advising individuals and entities with regard to corporate planning and financial issues.  Such skills and experience are valuable in his role as the designated financial expert on the Audit Committee and enable him to provide valuable independent accounting advice to the Board.  Since 1988, Mr. Laterza has owned and operated a public accounting practice.  His practice includes corporate, partnership and individual taxation, compilation/review of financial statements, financial planning, business consulting, and trusts and estates.  Formerly, Mr. Laterza was employed in a number of positions from 1977 to 1985 with El Paso Natural Gas Company eventually serving as its Director of Accounting.

AMY MACK

Class 1 Director

Director since 2007

Qualifications, Experience, Attributes, Skills, and Principal Occupation: Amy Mack, age 42, has over ten years of experience as a nurse (the primary retail user of our products) as well as experience in running her own company.  Since 2003, she has owned and operated SPA 02, a medical spa.  Since 2000, she has owned and operated (and served as Chief Nursing Officer for) EmergiStaff & Associates, a nursing staffing company, in Dallas, Texas.

MARWAN SAKER

Class 2 Director

Nominee for Class 2 Director

Director since 2000

Qualifications, Experience, Attributes, Skills, and Principal Occupation: Marwan Saker, age 55, has experience in international business as well as expertise in issues relating to international distribution.  Since 1983, Mr. Saker has served as Chief Executive Officer of Sovana, Inc., a private export management company that supplies agricultural equipment and supplies to overseas markets.  Mr. Saker has acted as a representative for U.S. companies seeking distribution, licensing, and franchising in the Middle East, Europe, and North Africa.  Mr. Saker has developed successful partnerships in more than 15 countries.

CLARENCE ZIERHUT

Class 2 Director

Nominee for Class 2 Director

Director since 1996

Qualifications, Experience, Attributes, Skills, and Principal Occupation: Clarence Zierhut, age 82, has a lifetime of experience in conception and development of innovative products as well as experience in adapting such products to address mass production issues.  Mr. Zierhut has valuable experience and insight arising out of successfully running his own small company. Mr. Zierhut founded an industrial design firm in 1955, Zierhut Design, now Origin Design, that develops new products.  He ceased management of the company for a period of time but has since resumed his executive duties.  During his professional career, Mr. Zierhut has created over 3,000 product designs for more than

350 companies worldwide in virtually every field of manufacturing, and has won many international awards for design excellence.  His clients have included Johnson & Johnson, Abbott, Gould, and McDonnell Douglas.

Information regarding our non-Director executive officers is as follows.

Name	Title	Age
Kathryn M. Duesman	Executive Director, Global Health	47
Russell B. Kuhlman	Vice President, Sales	56
Michele M. Larios	Vice President, General Counsel, and Secretary	44
Lawrence G. Salerno	Director of Operations	49

All of the above-named executives have served in the indicated positions for the past five years.

Family Relationships

There are no family relationships among the above persons except that Mr. Salerno is the brother of a 5% shareholder (and consultant to the Company) who ceased to be a 10% shareholder in 2008.

Directorships in Other Public Companies

No Directors hold Directorships in reporting companies.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Exchange Act requires our Directors, executive officers, and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of beneficial ownership (Form 3) and reports of changes in beneficial ownership (Forms 4 and 5) of our Common Stock and our other equity securities.  Officers, Directors, and greater than 10% shareholders are required by the SEC’s regulations to furnish us with copies of all Section 16(a) reports they file.  All of our Directors, executive officers, and 10% shareholders filed all reports timely.

PROPOSAL NO. 2

THE APPROVAL OF AMENDMENTS TO THE ARTICLES OF INCORPORATION

Section 402.005(a)(3) of the Texas Business Organizations Code (“TBOC”), effective January 1, 2010, states that the Company must conform its Articles of Incorporation to the TBOC when it files an amendment to its Articles of Incorporation.  The Company’s Articles of Incorporation were drafted in accordance with a predecessor statute, the Texas Business Corporation Act, and contain citations to such statute which must be removed upon filing an amendment.  Additionally, certain vocabulary in the Company’s Articles of Incorporation must be amended to conform to the TBOC, including a change in the name of the “Articles of Incorporation” to the “Certificate of Formation.”

Section 402.005(a)(3) is pertinent because the Company must file an amendment to its Articles of Incorporation in order to incorporate recently amended Certificates of Designation, Preferences, Rights and Limitations (the “Certificates of Designation”) of the Series III Class B Convertible Preferred Stock (“Series III Class B”) and Series IV Class B Convertible Preferred Stock (“Series IV Class B”).  Prior to the date the TBOC became applicable to the Company, the Company also incorporated an amended Certificate of Designation of Series V Class B Convertible Preferred Stock into its Articles of Incorporation.

Therefore, in order to comply with Section 402.005(a)(3) of the TBOC, the Company must make non-substantive amendments to its Articles of Incorporation to conform certain citations and vocabulary to the TBOC when it amends its Articles of Incorporation to add the amended Certificates of Designation.  Other minor amendments are also proposed to clarify certain language and to reflect that the document, as restated, is not being filed concurrently with the formation of the corporation.  Additionally, the Series A Convertible Preferred Stock Certificate of Designation is deleted because there are no shares of such stock currently outstanding and none will be issued in the future.  None of the amendments will substantively affect the governance of the Company.  Proposed deletions and insertions are shown in Appendix A, except that the text of the amended Certificates of Designation are shown in Appendix A as approved by preferred shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF AMENDMENTS TO THE ARTICLES OF INCORPORATION.

CORPORATE GOVERNANCE

The Board of Directors has the responsibility for establishing corporate policies and for our overall performance, although it is not involved in day-to-day operations.  Currently, a majority (four of seven) of the Directors serving on our Board of Directors are independent Directors as defined in Section 803 of the Company Guide of the NYSE Amex.  Our current independent Directors are Clarence Zierhut, Marwan Saker, Marco Laterza, and Amy Mack.

The Board of Directors, in reviewing the independence of its members, further considered the fact that we paid Ms. Mack’s company $20,875 in 2008; $9,940 in 2009; and $10,350 as of July 30, 2010 for conducting clinical trials.  The Board of Directors determined that her independence was not compromised by such transactions.

BOARD OF DIRECTORS

The Board of Directors meets quarterly throughout the year to review significant developments affecting the Company and to act upon matters requiring its approval.  It also holds special meetings as required from time to time when important matters arise requiring Board action between scheduled meetings. During the last fiscal year, the Board of Directors met six times.  No director attended fewer than 75% of the aggregate of meetings of the Board of Directors and the Committees on which he or she served in 2009.  The Board of Directors has established standing Audit, Compensation and Benefits, and Nominating Committees.  Each Committee has a written charter, which is available on our website, www.vanishpoint.com.  An executive committee which had never met was dissolved on March 24, 2009.

We have a policy encouraging Board members’ attendance at Annual Meetings.  All of the seven members of the Board attended the 2009 Annual Meeting.

Board Leadership Structure and Role in Risk Oversight

The Company’s leadership structure combines the roles of the Chairman of the Board and Chief Executive Officer (“CEO”).  We believe it is in the shareholders’ best interests for Thomas J. Shaw to serve in this dual role as CEO and Chairman.  This structure fosters an important unity of leadership between the Board and the Company and enables the Board to organize its functions and conduct its business in the most efficient and effective manner.  As founder of the Company and primary inventor of our products, Thomas J. Shaw has a unique understanding of our operations and the monopolistic environment in which we operate, which understanding is necessary to perform the dual role of CEO and Chairman.

We have no lead independent director due to the relatively small size of the Board and due to the fact that the independent directors currently carry out their responsibilities effectively.

The primary responsibility for the identification, assessment, and management of the various risks that we face belongs with Management.  The Board oversees these risks.  For instance, at every meeting, the Board reviews the principal factors influencing our operating results, including the competitive environment and ongoing litigation, and discusses with our executive officers the major events, activities, and changes affecting the Company.  The oversight of risks also occurs at the committee level.  For instance, pursuant to its charter, the Audit Committee is charged with reviewing and discussing financial risk exposures with Management and the measures Management has taken to monitor and control such exposures.  Our Chairman, because of his dual role as CEO, is able to ensure that risks facing the Company are appropriately brought to the Board and/or its committees for their review.

AUDIT COMMITTEE

We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act.  The Audit Committee represents and assists the Board of Directors in discharging its responsibilities relating to the accounting, reporting, and financial practices and legal compliance of the Company.  The Audit Committee has general responsibility for oversight of the accounting and financial processes of the Company, including oversight of: (1) the integrity of the Company’s financial statements and its financial reporting and disclosure practices, (2) the Company’s compliance with legal and regulatory requirements, and (3) the qualification and independence of the Company’s auditors and the performance of the annual audit and interim reviews of the Company’s financial statements by the independent auditors.  The Audit Committee also provides an open avenue of communication among the independent auditors, financial and senior management, and the Board of Directors.  The Audit Committee met a total of eight times in 2009.  The members of the Audit Committee are independent as defined by the listing standards of the NYSE Amex.  The Audit Committee consists of Marco Laterza, Marwan Saker, and Clarence Zierhut.  Marco Laterza currently serves as its designated Audit Committee Financial Expert.

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements with Management.  The Audit Committee has discussed with the independent auditors, CF & Co., L.L.P. (“CF & Co.”), the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Audit Committee has received the written disclosures and the letter from CF & Co. required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.  Based on the review and discussions with CF & Co., the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K for the year ended 2009 for filing with the Commission.

MARCO LATERZA

MARWAN SAKER

CLARENCE ZIERHUT

NOMINATING COMMITTEE

The Nominating Committee assists the Board of Directors by identifying qualified candidates for Director positions, recommending Director nominees for the annual meetings, recommending candidates for election by the Board of Directors to fill vacancies on the Board, and recommending Director nominees for Committees upon request of the Board. The Nominating Committee met one time in 2009.  The Nominating Committee consists of Marwan Saker, Marco Laterza, and Clarence Zierhut.  All members of our Nominating Committee are independent as defined by the NYSE Amex’s listing standards.

Director Nomination Policies

It is the policy of the Nominating Committee to consider all bona fide candidates recommended by shareholders for nomination for election to the Board. The Committee considers such candidates using the same screening criteria as are applied to all other potential nominees for election, provided that the shareholder nominations are submitted in a timely and complete manner.

Nominees properly submitted by any shareholder will be considered for recommendation by the Nominating Committee to the Board of Directors and for recommendation by the Board to the shareholders in our Proxy Statement. The procedure to be followed by shareholders in submitting such recommendations for the next Annual Meeting is set forth in detail herein in the Section entitled “DIRECTOR NOMINATIONS TO BE CONSIDERED BY THE BOARD IN 2011.”

We establish, through our Nominating Committee, selection criterion that identifies desirable skills and experience for prospective Board members, including those properly nominated by shareholders, and addresses the issues of diversity and background.  The Nominating Committee has no formal policy with regard to the consideration of diversity in identifying nominees for director.  The Nominating Committee and Board broadly define diversity to include diversity of professional experience and viewpoint, as well as diversity of race, gender, nationality, and ethnicity.  The Board, with the assistance of the Nominating Committee, selects potential new Board members using the criteria and priorities established from time to time based upon the needs of the Company.  The composition, skills, and needs of the Board change over time and will be considered in establishing the desirable profile of candidates for any specific opening on the Board of Directors.

At a minimum, recommended nominees by the Nominating Committee for service on the Board must be well regarded and experienced participants in their field(s) of specialty, familiar at the time of their appointment with our business, willing to devote the time and attention necessary to deepen and refine their understanding of the Company and the issues facing it, and must have an understanding of the demands and responsibilities of service on a public company board of directors.  The Nominating Committee will also consider such qualities as independence from the Company.  Each nominee will be considered both on his or her individual merits and in relation to existing or other potential members of the Board, with a view to establishing a well-rounded, diverse, knowledgeable, and experienced Board.

The Nominating Committee considers nominees recommended by Board members, Management, and the shareholders.  It is further empowered, when necessary in its judgment, to retain and compensate third party search firms to assist in identifying or evaluating potential nominees.

The Class 1 and Class 2 Director nominees herein were recommended by the Nominating Committee and unanimously approved by the Board of Directors.

COMPENSATION AND BENEFITS COMMITTEE

The Compensation and Benefits Committee has authority over the following responsibilities: discharging the Board of Directors’ responsibilities relating to the compensation of our executive officers and Directors; preparing, if necessary, an annual report on compensation and such other reports that may be required; and administering our equity and other incentive compensation plans.  Changes in the amount and/or form of compensation to executive officers are not generally pursued unless first proposed by Management.  The committee’s authority may not be delegated except back to the full Board of Directors.  The Company has not retained a compensation consultant since 2003.

The Compensation and Benefits Committee met five times during 2009.  The Compensation and Benefits Committee currently consists of Marco Laterza, Clarence Zierhut, and Amy Mack.  All members of our Compensation and Benefits Committee are independent as defined by the NYSE Amex listing standards.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Board of Directors has established a Disclosure Representative Policy and a standing Disclosure Representative position. It is our policy that the Disclosure Representative serves as the primary contact for shareholders and others desiring to communicate directly with the Board of Directors.  It is further our policy that all communications addressed to the Board of Directors or the Disclosure Representative are sent to all Board members.  The current Disclosure Representative is Mr. Marco Laterza.  Communications intended for the Board of Directors should be in writing, addressed to the attention of the “Disclosure Representative” or Mr. Marco Laterza, and sent to 511 Lobo Lane, Little Elm, Texas 75068-0009.

Periodically, shareholders contact our Chief Financial Officer, Mr. Douglas Cowan, who responds to questions individually unless the question is directed to the full Board of Directors or the Disclosure Representative.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of our capital stock as of July 30, 2010, for each person known by us to own beneficially 5% or more of the voting capital stock.  Except pursuant to applicable community property laws, each shareholder identified in the table possesses sole voting and investment power with respect to his or her shares, except as noted below.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Common Stock
	Thomas J. Shaw(2) 511 Lobo Lane P.O. Box 9 Little Elm, TX 75068-0009	14,590,000	54.2%

	Suzanne M. August(3) 5793 Lois Lane Plano, TX 75024	2,800,000	11.8%

	Lillian E. Salerno(4) 432 Edwards Lewisville, TX 75067	1,931,000	8.1%

	Lloyd I. Miller, III(5) 4550 Gordon Drive Naples, FL 34102	1,224,075	5.1%

Class B Stock
	Thomas J. Shaw	80,000	3.5%
	Lillian E. Salerno	12,500	<1%

(1)           The Percent of Class is calculated for the Common Stock class by dividing each beneficial owner’s Amount of Beneficial Ownership, as shown in the table above, by the sum of the total outstanding Common Stock (23,825,149 shares) plus that beneficial owner’s stock equivalents (options and/or preferred stock), if any.  The Percent of Class is calculated for the Class B stock by dividing each beneficial owner’s Amount of Beneficial Ownership, as shown in the table above, by the total outstanding Class B shares (2,285,266 shares).

(2)           3,000,000 of the shares identified as Common Stock are shares acquirable through the exercise of a stock option.  80,000 of the shares identified as Common Stock are preferred shares which are eligible for conversion into Common Stock.  2,800,000 of the shares are owned by Ms. Suzanne August (see footnote 3) but are controlled by Mr. Shaw pursuant to a Voting Agreement.  These shares are permanently controlled by Mr. Shaw until such time as they are sold by Ms. August.  These shares are included in calculating Mr. Shaw’s percentages in the above table.

(3)           Ms. August’s 2,800,000 shares are controlled by Mr. Thomas J. Shaw pursuant to a Voting Agreement.  Accordingly, they are also included in the Common Stock equivalents and percentages for Mr. Shaw in the above table.

(4)           12,500 of the shares identified as Common Stock are preferred shares which are eligible for conversion into Common Stock and 25,000 shares identified as Common Stock are shares which are obtainable by the exercise of options.

(5)           The number of shares held by this person was obtained from a Schedule 13G/A filed on February 8, 2010.  Pursuant to the Schedule 13G/A, Lloyd I. Miller, III has sole voting and dispositive power for 303,300 of the shares, and shared voting and dispositive power for 920,775 shares.

SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS

The following table sets forth certain information regarding the beneficial ownership of our capital stock as of July 30, 2010, for each Named Executive Officer specified by Item 402 of Regulation S-K (i.e., our CEO, CFO, and three other highest paid officers) and Director of the Company.  Except pursuant to applicable community property laws or as otherwise discussed below, each shareholder identified in the table possesses sole voting and investment power with respect to his or her shares.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Common Stock
As a Group	Named Executive Officers and Directors	15,887,650	59.6%
As Individuals	Thomas J. Shaw(2)	14,590,000	54.2%
	Marwan Saker(3)	445,500	1.8%
	Clarence Zierhut(4)	62,500	<1%
	Douglas W. Cowan(5)	200,000	<1%
	Steven R. Wisner(6)	129,200	<1%
	Russell B. Kuhlman(7)	89,450	<1%
	Michele M. Larios(8)	261,000	1.1%
	Marco Laterza(9)	60,000	<1%
	Amy Mack(10)	50,000	<1%
Class B Stock
As a Group	Named Executive Officers and Directors	435,000	19.0%
As Individuals	Thomas J. Shaw	80,000	3.5%
	Marwan Saker	355,000	15.5%

(1)           The Percent of Class is calculated for the individuals holding Common Stock by dividing each beneficial owner’s Amount of Beneficial Ownership, as shown in the table above, by the sum of the total outstanding Common Stock (23,825,149 shares) plus that beneficial owner’s stock equivalents (options and/or preferred stock), if any.  The Percent of Class is calculated for the “As a Group” rows by totaling all of the Percent of Class percentages appearing in the chart for individuals for each relevant class.  The Percent of Class is calculated for the Class B stock by dividing each beneficial owner’s Amount of Beneficial Ownership, as shown in the table above, by the total outstanding Class B shares (2,285,266 shares).

(2)           3,000,000 of the shares identified as Common Stock are shares acquirable through the exercise of a stock option. 80,000 of the shares identified as Common Stock are preferred shares which are eligible for conversion into Common Stock.  2,800,000 of the shares are owned by Ms. Suzanne August but are controlled by Mr. Shaw pursuant to a Voting Agreement.  These shares are permanently controlled by Mr. Shaw until such time as they are sold by Ms. August.  These shares are included in calculating Mr. Shaw’s percentages in the above table.

(3)           355,000 shares identified as Common Stock are preferred shares which are eligible for conversion into Common Stock. The shares are held as follows: Saker Investments holds 15,500 shares of Series IV Class B Convertible Preferred Stock and 25,000 shares of Series V Class B Convertible Preferred Stock, Sovana Cayman Islands, Inc. holds 300,000 shares of Series IV Class B Convertible Preferred Stock, and My Investments Co. LLC holds 14,500 shares of Series IV Class B Convertible Preferred Stock. Mr. Saker is an Officer or Director and shareholder for each of these companies. The remaining 90,500 shares identified as Common Stock are shares currently obtainable through the exercise of options held by Mr. Saker.

(4)           These shares identified as Common Stock are shares acquirable by the exercise of stock options.

(5)           200,000 of these shares identified as Common Stock are shares acquirable by the exercise of stock options.

(6)           124,200 of these shares identified as Common Stock are shares acquirable by the exercise of stock options.

(7)           88,450 of these shares identified as Common Stock are shares acquirable by the exercise of stock options.

(8)           250,000 of these shares identified as Common Stock are shares acquirable by the exercise of stock options.

(9)           50,000 of these shares identified as Common Stock are shares acquirable by the exercise of stock options.

(10)         These shares identified as Common Stock are shares acquirable by the exercise of stock options.

There are no arrangements, the operation of which would result in a change in control of the Company, other than:

1. Ms. August’s shares shall cease to be controlled by Mr. Shaw under their Voting Agreement upon their sale to a third party; and

2. Mr. Shaw was granted an option for the purchase of 3,000,000 shares of Common Stock.  Mr. Shaw is able to control 54.2% of the currently outstanding shares of the Common Stock and would control 48.4% of the Common Stock assuming the exercise of all outstanding options and conversion of all outstanding preferred shares and convertible loans.

Certain Relationships and Related Transactions

We believe that all of the transactions set forth below were made on terms no less favorable to us than could have been obtained from unaffiliated third parties.  In accordance with our Audit Committee Charter, the Audit Committee has reviewed and approved all related party transactions.  In particular, the Audit Committee reviews all proposed transactions where the amount involved meets or exceeds $120,000.

Thomas J. Shaw, our President and Chief Executive Officer, beneficially owned 36.5% of the outstanding Common Stock (and controlled another 11.8% pursuant to a Voting Agreement with Ms. Suzanne August) as of July 30, 2010.  In 1995, Mr. Shaw was paid a licensing fee of $500,000 (amortized over 17 years) by us for the exclusive worldwide licensing rights to manufacture, market, sell, and distribute retractable medical safety products.  A royalty of 5% of gross sales of all licensed products sold to customers over the life of the Technology Licensing Agreement is paid.  Of this royalty, Ms. Suzanne August, the former spouse of Mr. Shaw, is entitled to $100,000 per quarter.  Mr. Shaw receives the remainder of this royalty.  A royalty of $1,183,883 and $1,766,585 was paid to Thomas J. Shaw in 2009 and 2008, respectively.  Ms. August received $400,000 in 2009 and 2008.  Royalties of $1,548,569 were paid to Mr. Shaw and Ms. August from January 1, 2010 through July 30, 2010.  In the third quarter of 2009, the Company announced several cost cutting initiatives to conserve its cash.  As part of those initiatives, Mr. Shaw waived $1,000,000 in royalty payments, most of which affect cash outlays in 2009.

COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION DISCUSSION AND ANALYSIS

The Objectives of Our Compensation Plan

Our executive officer compensation program (the “Compensation Program”) is based on the belief that competitive compensation is essential to attract, retain, motivate, and reward highly qualified and industrious executive officers.  Our Compensation Program is intended to accomplish the following:

attract and retain highly talented and productive executive officers;

provide incentives and rewards for superior performance by the executive officers; and

align the interests of executive officers with the interests of our stockholders.

What the Compensation Program Is Designed to Award

Our Compensation Program is designed to award both superior long-term performance by our executive officers and their loyalty.

Summary of Each Element of Compensation

To achieve these objectives, the Compensation and Benefits Committee has approved an executive officer compensation program that consists of three basic components:

base salary;

periodic long-term incentive compensation in the form of stock options; and

medical, life, and benefit programs (which are generally available on the same terms to all employees).

Why We Choose to Pay Each Element of Our Compensation Program

Base Salary

We choose to pay a significant component of our compensation in base salary due to the fact that our financial performance is constrained by the monopolistic activities of Becton Dickinson and Company (“BD”).  We have been blocked from access to the market by exclusive marketing practices engaged in by BD who dominates the market.  We believe that its monopolistic business practices continue despite: (i) its paying $100 million to settle a prior lawsuit with us in 2004 for anticompetitive practices, business disparagement, and tortious interference and (ii) the fact that a final judgment was entered in May 2010 finding that all three patents asserted by us against BD are valid and infringed by BD.  Until such time as we believe that we have access to the market, we believe that it is appropriate to weigh our Compensation Program heavily in favor of base salaries rather than in incentive compensation.

Long-Term Incentives: Stock Options

Long-term incentives are provided through grants of stock options.  The grants are designed to align the interests of executive officers with those of stockholders and to provide each executive officer with a significant incentive to manage from the perspective of an owner with an equity stake in the Company.

How We Determine the Amount or Formula for Payment in Light of Our Objectives

Executive compensation remains the same until there is a review of such compensation by the Compensation and Benefits Committee.  Compensation, other than that of the Chief Executive Officer, has generally not been reviewed annually.  Under the terms of Mr. Shaw’s employment agreement, his compensation is reviewed annually.

Base Salary

The base salary for each of our executive officers is subjectively determined primarily on the basis of the following factors: experience, individual performance, contribution to our performance, level of responsibility, duties and functions, salary levels in effect for comparable positions within and without our industry, and internal base salary comparability considerations.  However, salaries can also be affected by our long-term needs.

These base salaries are reviewed periodically and may be adjusted based upon the factors discussed in the previous sentence, as well as upon individual performance during the previous fiscal year, changes in the duties, responsibilities and functions of the executive officer, and general changes in the compensation peer group in which we compete for executive talent.  The relative weight given to each of these factors in the Compensation and Benefits Committee’s recommendation differs from individual to individual, as the Compensation and Benefits Committee deems appropriate.

Beginning August 1, 2009, all employees above a certain salary level had their salaries reduced by 10%.  This included all executive officers.  However, Mr. Shaw’s Employment Agreement provides his salary is automatically increased by the percentage increase in the consumer price index (“CPI”) from the previous year.  The Compensation and Benefits Committee decided to increase Mr. Shaw’s salary (which had also been previously cut by 10%) by $11,254.04 for 2010.

Long-Term Incentive: Stock Options

We have issued stock options to our employees from time to time and may do so in the future.  We did not issue any stock options in 2007.  We issued new options under the 2008 Stock Option Plan to purchase an aggregate of 962,683 shares of Common Stock in exchange for the cancellation of tendered options pursuant to an Exchange Offer in 2008.  We issued incentive stock options (“ISOs”) for the purchase of 269,956 shares of Common Stock and Non Qualified Stock Options (“NQSOs”) for the purchase of 229,494 shares of Common Stock to executive officers and Directors under the 2008 Stock Option Plan in July 2009.  Options are generally granted to regular full-time employees and officers except to our CEO.

In 2009, the Compensation and Benefits Committee granted the first option to Thomas J. Shaw, our CEO, which option grant was approved by the shareholders later that year.  The option was granted outside of any plan and was for the purchase of 3,000,000 shares of Common Stock.  The committee took into consideration, among other things, the following benefits received and to be received by the Company in consideration for the grant of the option:

Mr. Shaw has been the primary developer of all of the Company’s products and is crucial to the recent development of a number of new products that are capable of expanding the Company’s product line both inside and (eventually) outside of the syringe market;

Mr. Shaw’s active participation and continuation with the Company is crucial for the success of the Company in breaking into the market through its several ongoing lawsuits.  Mr. Shaw’s participation was crucial in obtaining the Company’s prior litigation settlements for tens of millions of dollars;

Mr. Shaw had his salary reduced by 10% beginning on August 1, 2009;

Mr. Shaw only had a substantive pay raise three times since the Company’s incorporation in 1994;

Mr. Shaw has never before been granted options despite the fact it is a standard compensation practice for a person in his position; and

Mr. Shaw has never before been granted a bonus despite the fact it is a standard compensation practice for a person in his position.

If stock options are to be issued, Management prepares a proposal to the Compensation and Benefits Committee.  Considerations by Management in its initial proposal in determining a suitable aggregate fair market value of options to be granted include our financial condition, the number of options already outstanding, and the benefit to the non-executive officer employees.  The proposal includes information relating to the expected expense of such grants to be recognized by us, the approximate number of options to be issued, the number of options currently outstanding, the employees to be included, the amount of stock currently outstanding, and the method under which the options would be awarded.

Once the dollar amount of options to be granted is approved by the Compensation and Benefits Committee, Management begins determining the aggregate number of shares underlying options that can be granted under such approval (based on the fair value of an option for the purchase of one underlying share).  Factors included in the determination of the value of an option grant for the purchase of one share include current market price of the Company’s stock, the proposed exercise price, the proposed expiration date, the volatility of the Company’s stock, and the risk free rate.  We may retain an independent outside consultant to determine such value.  In the past we have utilized the Black-Scholes model as well as the binomial model, but we may use other methods in the future as more appropriate methods are developed.

Management provides the Compensation and Benefits Committee with a proposal regarding option grants to executive officers.  If the recommendation is acceptable, the committee grants the options.  If the committee feels changes are merited, it grants options on its own terms.

With regard to many past grants, after the aggregate number of shares underlying the options to be granted was determined, we allocated the options to our various departments using a factor based on their annual compensation times their performance rating.  The individual employee’s allocation factor was the numerator of a fraction.  The denominator was the department’s sum of all factors (annual compensation times performance ratings of all the eligible employees).  The resulting fraction was multiplied by the stock options to be awarded to determine the employee’s individual portion of the aggregate approved options.  Future grants may be based on the value of contributions to the Company and not necessarily pursuant to any formula.

The allocation was, from time to time, further reviewed by each department’s management if they believed certain employees were not awarded an appropriate number of options, which Management would consider.

Each stock option grant to employees allows the employee to acquire shares of Common Stock at a fixed price per share (never less than the closing stock price of the Common Stock on the date of grant) for a fixed period (usually ten years).  With regard to grants prior to 2009, each option generally became exercisable after three years, contingent upon the employee’s continued employment with us.  The exceptions include options issued to Officers and Directors pursuant to the Exchange Offer, which vested immediately for non-employee Directors and after one year for employees (including employee Directors) and options granted in 2009 which vested in one year for executive officers and immediately for non-employee Directors.  Accordingly, generally stock option grants will provide a return to the employee only if the employee remains employed by us during the vesting period, and then only if the market price of the underlying Common Stock appreciates.  Future grants may vest over a shorter or longer period.

How Each Compensation Element and Decision Fits Into Overall Compensation Objectives

Our Compensation Program is intended to accomplish the following objectives: 1) attract and retain highly talented and productive executive officers; 2) provide incentives and rewards for superior performance by the executive officers; and 3) align the interests of executive officers with the interests of our stockholders.

We ensure, through periodic retention of compensation consulting experts to provide a benchmark analysis of industry compensation, that overall compensation is sufficient to attract and retain highly talented and productive executive officers.  We pay the bulk of our compensation in the form of cash compensation due to the fact that competing in an anti-competitive environment means that results will not always be commensurate with performance.  We believe that the performance of our executives has been outstanding.  We believe this is especially true given the anti-competitive environment in which we operate.  Bonuses are granted from time to time (the last time in 2003) to recognize extraordinary performance and/or extraordinary job requirements.  We believe this approach and weighting of compensation elements is necessary to retain our executive talent due to the environment in which we operate.

Periodically, we grant stock options with the intent to provide both an incentive and reward to executive officers for long-term performance and to align the interests of our employees with that of the shareholders.

Allocation Between Long-Term/Current and Between Cash/Non-Cash Compensation

All of our long-term compensation consists of non-cash compensation in the form of stock options.  We believe that the granting of stock options incentivizes executives to maximize our long-term strengths as well as our stock price.  However, because we are operating in a monopolistic environment and our stock price has little relationship with our performance, the most significant component of compensation is base salary and not stock options.  Management is incented to maximize shareholder value and will be rewarded if they do so.  However, a significant base salary enables us to retain this competent Management despite the current inability to provide valuable equity incentives.

How Determinations Are Made as to When Awards Are Granted

Generally, option awards to executive officers are granted by the Compensation and Benefits Committee and for others are granted at the discretion of the Board after recommendation of the Compensation and Benefits Committee or on the committee’s own initiative.  No awards are granted if the Compensation and Benefits Committee does not support a recommendation.

Unfortunately, our stock price does not always react as expected to our achievements.  Accordingly, at times options have been granted to aid in retaining competent and experienced executives without regard to the then current stock price.  However, such options always have exercise prices that are at or above fair market value on the date of grant.

In addition, there is no relationship between the date of grant of options and our possession of material non-public information (i.e. we grant options without regard to whether or not we are in possession of material non-public information as we usually are in possession of such information).  Furthermore, it is our policy with regard to options that (although the options could be exercised) the underlying shares could not be sold into the market while the executive was in possession of material non-public information under our insider trading policy.  Accordingly, we believe that there is minimal risk of the executive profiting from such material non-public information.

What Specific Items of Corporate Performance Are Taken Into Account in Setting Compensation Policies and Making Compensation Decisions

Cash reserves as well as trends in sales and costs are taken into account when considering the advisability of increasing base salaries or granting cash bonuses.  However, no specific items of corporate performance are taken into account in setting executive compensation due to the fact that we compete in a monopolistic environment and, therefore, significant achievement or performance is not always correlated with corporate results.  At such times that any of these factors make it inadvisable to increase salaries or grant bonuses as advisable, then consideration is given to increasing option awards taking into account the value of prior option awards.

Awards are granted on the basis of historical performance.  Accordingly, there is no discretion to change the awards once granted.

How Compensation Reflects Individual Performance

Executive compensation is not based on the individual’s contribution to specific, quantitative corporate objectives due to the fact that we compete in a monopolistic environment.  However, individual’s contribution to the Company’s performance is determined pursuant to qualitative factors as discussed above under “How We Determine the Amount or Formula for Payment in Light of Our Objectives.”

Factors We Consider in Determining to Change Compensation Materially

We consider our cash position, current liquidity trends, and the short-term and long-term needs for cash reserves (especially in light of the hostile environment in which we operate) when evaluating whether we can change compensation materially at a given time.

On an individual-by-individual basis, we also consider the value of past option compensation, the competitiveness of that individual’s base salary, and that individual’s contribution to our goals.

The Impact of the Accounting and Tax Treatments of Our Types of Compensation

Stock options granted to executives and other employees are expensed for accounting purposes under the Stock Compensation Topic of the Codification.  We expense all of our option costs as we do the costs of salaries and any periodic bonuses.  Accordingly, the impact of tax treatment of various compensation forms does not impact our compensation decisions.  Stock option expense is not recognized for tax purposes, except in the case of non-qualified stock options.  For non-qualified stock options, the intrinsic value of the option is recognized when the option is exercised.

Our Policy Regarding Stock Ownership and Hedging

We do not have a policy regarding stock ownership by executive officers.  We prohibit certain stock transactions by employees and Directors, including:

1.             Purchases and sales of stock within a six month period;

2.             Short sales; and

3.             Transactions in puts, calls, or other derivative securities.

Furthermore, employees and Directors are required to pre-clear any hedging transactions.

Benchmarking of Our Compensation Program

In 2003, we hired Trinity Executive Recruiters, Inc. to assist us in providing benchmarks for the salary component of executive compensation by similarly sized companies in similar industries for persons that hold positions which are currently fulfilled by various members of our executive team.  These benchmarks support existing executive compensation.

The Role of Our Executives and Directors in Determining Compensation

Management establishes the initial recommendations regarding compensation for all employees, including themselves.  Such proposal is then submitted to the Compensation and Benefits Committee for its approval.

Compensation Pursuant to Employment Agreement

We have an Employment Agreement with Mr. Thomas J. Shaw which was modified effective January 1, 2008 to avoid adverse tax consequences to Mr. Shaw created by the passage of the American Jobs Creation Act of 2004.  No other executives or Directors are compensated pursuant to employment agreements.

Our Employment Agreement with Mr. Shaw (the “Employment Agreement”) provides for an initial period of three years which ends December 31, 2010 that automatically and continuously renews for consecutive two-year periods.  The Employment Agreement is terminable either by us or Mr. Shaw upon 30 days’ written notice or upon Mr. Shaw’s death.

The Employment Agreement provides for an annual salary of at least $416,399.88 with an annual salary increase equal to no less than the percentage increase in the CPI over the prior year.  The Employment Agreement requires that Mr. Shaw’s salary be reviewed by the Compensation and Benefits Committee annually, which shall make such increases as it considers appropriate.  Mr. Shaw took a 10% salary cut in August of 2009, along with all other executive officers and other employees earning over a certain salary.  In 2010, the Compensation and Benefits Committee increased his salary by $11,254.04.

Under the Employment Agreement, we are obligated to provide certain benefits, including, but not limited to, participation in qualified pension plan and profit-sharing plans, participation in the Company’s Cafeteria Plan and other such insurance benefits provided to other executives, paid vacation, and sick leave.  We are also obligated to furnish him with a cellular telephone and suitable office space as well as reimburse him for any reasonable and necessary out of pocket travel and entertainment expenses incurred by him in carrying out his duties and responsibilities, membership dues to professional organizations, and any business-related seminars and conferences.

Pursuant to the Employment Agreement, we are obligated to indemnify Mr. Shaw for all legal expenses, court costs, and all liabilities incurred in connection with any proceeding involving him by reason of his being an officer, employee, or agent of the Company.  We are further obligated to pay reasonable attorney fees and expenses and court and other costs associated with his defense in the event that, in Mr. Shaw’s sole judgment, he needs to retain counsel or otherwise expend his personal funds for his defense.

Upon his death, Mr. Shaw’s estate shall be entitled to his salary through the date of death, applicable benefits, and reimbursement of expenses.

We have the right to terminate the Employment Agreement if Mr. Shaw incurs a permanent disability during the term of his employment.  A permanent disability means that Mr. Shaw is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months or is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Company.  Mr. Shaw shall also be deemed to be disabled if he is determined to be totally disabled by the Social Security Administration.  In such event, Mr. Shaw is entitled to his salary through the date of termination, reimbursement of expenses, and salary for a period of 24 months as well as applicable benefits.

Mr. Shaw’s employment may be terminated for cause which is defined to be conviction of a felony which is materially detrimental to the Company, proof, as determined finally by a court of competent jurisdiction of the gross negligence or willful misconduct which is materially detrimental to the company or proof, as determined finally by a court of competent jurisdiction, of a breach of a fiduciary duty which is materially detrimental to the Company.  In such event, he shall be entitled to his salary through the date of termination plus reimbursement of expenses.

If Mr. Shaw is terminated without cause and not at his implicit request, Mr. Shaw shall be entitled to his salary through the date of termination, reimbursement of expenses, his salary for 24 months, as well as applicable benefits.

If Mr. Shaw resigns (other than because of a change in control), he is entitled to his salary through the date of termination, reimbursement of expenses, salary for 90 days, and applicable benefits.

Mr. Shaw has the right under this agreement to resign in the event that there is a change in control.  A “Change of Control” shall be deemed to have occurred on either of the following dates: (i) the date any one person (other than Mr. Shaw), or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 30% or more of the total possible voting power of the stock of the Company (assuming the immediate conversion of all then outstanding convertible preferred stock) or (ii) the date a majority of members of the Board of Directors is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Company’s Board of Directors before the date of the appointment or election.  Mr. Shaw further has the right to resign if there is a change in ownership.  A change in ownership is defined to have occurred on the date that any one person (other than Mr. Shaw) or more than one person acting as a group acquires ownership of the Company’s stock that, together with the stock previously held by such person or group, constitutes more than 50% of the total fair market value or total voting power (assuming the immediate conversion of all then outstanding convertible preferred stock) of the Company.  In such event Mr. Shaw is entitled to salary through the date of termination, salary for 24 months, reimbursement of expenses, and applicable benefits.

Mr. Shaw’s commitment to the Company may not be construed as preventing him from participating in other businesses or from investing his personal assets as may require occasional or incidental time in the management, conservation, and protection of such investments provided such investments or businesses cannot be construed as being competitive or in conflict with the business of the Company.

Mr. Shaw has agreed to a one-year non-compete, not to hire or attempt to hire employees for one year, and not make known our customers or accounts or to call on or solicit our accounts or customers in the event of termination of his employment for one year unless the termination is without cause or pursuant to a change of control or ownership.

SUMMARY OF TOTAL COMPENSATION

The following Summary Compensation Table sets forth the total compensation paid or accrued by us over the past three fiscal years to or for the account of the principal executive officer, the principal financial officer, and the three highest paid additional executive officers:

SUMMARY COMPENSATION TABLE FOR 2007-2009
Name and Principal Position	Year	Salary ($)	Option Awards(1) ($)	All Other Compensation ($)		Total ($)
Thomas J. Shaw	2007	400,000	—	4,200	(2)	404,200
President and CEO	2008	416,548	—	4,600	(2)	421,148
(principal executive officer)	2009	399,887	1,762,500	4,808	(2)	2,167,195

Douglas W. Cowan	2007	290,109	778	4,200	(2)	295,087
Vice President, CFO	2008	290,000	6,460	4,600	(2)	301,060
(principal financial officer)	2009	278,289	57,575	3,346	(2)	339,210

Steven R. Wisner	2007	290,000	758	4,200	(2)	294,958
Executive Vice President,	2008	290,020	6,694	4,600	(2)	301,314
Engineering and Production	2009	278,289	13,806	3,123	(2)	295,218

Michele M. Larios	2007	350,000	797	4,200	(2)	354,997
Vice President,	2008	350,540	6,843	4,600	(2)	361,983
General Counsel	2009	336,676	89,858	4,047	(2)	430,581

Russell B. Kuhlman	2007	134,779	369	2,695	(2)	137,843
Vice President, Sales	2008	140,000	4,019	2,800	(2)	146,819
	2009	133,769	14,688	1,606	(2)	150,063

(1)           Except for the option granted to Mr. Shaw, all options issued during or after 2008 were granted under the 2008 Stock Option Plan.  Options issued prior to 2008 were issued under either the 1996 Incentive Stock Option Plan, the 1996 Stock Option Plan for Directors and Other Individuals, or under the 1999 Stock Option Plan.  The employees who had such options were permitted to exchange them for options granted under the 2008 Stock Option Plan pursuant to an Exchange Offer in 2008.

The fair value of each option grant prior to 2008 was estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions used for grants in 2004: no dividend yield; expected volatility of 37%; risk free interest rate of 4.89%; and an expected life of 9.0 years.  No options were issued in 2006 or 2007.  Options granted before 2008 were issued under the 1999 Stock Option Plan, a copy of which Plan and amendment were filed as exhibits to our Form 10-SB filed on June 23, 2000 and our Form 10-KSB filed on March 31, 2003, respectively.  Option award expense for grants issued before 2008 were fully amortized by the first quarter of 2007.

Option award expense for 2008 is that portion of the fair value of the options issued under the Exchange Offer in 2008.  The expense for the options issued under the Exchange Offer was fully amortized in 2009.  The fair value of each 2008 option grant was estimated on the date of grant using the binomial option pricing model with the following weighted average assumptions used for grants in 2008: no dividend yield; expected volatility of 67.53%; risk free interest rate of 2.83%; and an expected life of 8.61 to 8.69 years.  The options were issued under the 2008 Stock Option Plan, a copy of which Plan was filed as Appendix B to our definitive Schedule 14A filed on August 19, 2008.

The fair value of each 2009 grant is estimated on the date of the grant using the Black-Scholes pricing model with the following weighted average assumptions used for grants in 2009: expected volatility of 67.53%, risk free interest rate of 3.35%, and an expected life of 8.61 to 8.69 years.  Other than the options issued to Mr. Shaw, the options were issued under the 2008 Stock Option Plan.

(2)           This amount was compensation pursuant to our matching contributions to the 401(k) plan.

GRANTS OF PLAN-BASED AWARDS

The following Grants of Plan-Based Awards for 2009 Table sets forth information regarding grants of awards made under any plan to each named executive officer in the last completed fiscal year.

Grants of Plan-Based Awards for 2009

Name	Grant Date	Estimated Future Payouts Under Equity Incentive Plan Awards Target #	All Other Option Awards: Number of Shares of Stocks or Units #	Exercise or base price of option awards $/share	Grant date fair value of stock and option awards
Thomas J. Shaw	7/15/09	—	3,000,000	$0.81	$1,762,500
President and CEO
(principal executive officer)

Douglas W. Cowan	7/15/09	98,000	—	$0.81	$57,575
Vice President, CFO
(principal financial officer)

Steven R. Wisner	7/15/09	23,500	—	$0.81	$13,806
Executive Vice President,
Engineering and Production

Michele M. Larios	7/15/09	123,456	29,494	$0.81	$89,858
Vice President,
General Counsel

Russell B. Kuhlman	7/15/09	25,000	—	$0.81	$14,688
Vice President, Sales

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Please see “Compensation Pursuant to Employment Agreement” and “POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL” below for terms of our only employment agreement in effect.

The material terms of awards reported in the Grants of Plan-Based Awards Table include that such options vest on July 15, 2010 and expire on July 15, 2019.  All options granted to named executive officers in 2009 have an exercise price per share equal to the close of business stock price on July 15, 2009 ($0.81).  The Compensation and Benefits Committee approved the grant of these stock options on July 15, 2009.  All options (except to Mr. Shaw)

were granted under the 2008 Stock Option Plan, a copy of which Plan was filed as Appendix B to our definitive Schedule 14A filed on August 19, 2008.  Mr. Shaw’s stock option was granted outside of any plan under similar terms and conditions as those set forth under the 2008 Stock Option Plan, with the exception that Mr. Shaw’s option terminates after 10 years and not five years from the date of grant. Mr. Shaw’s stock option was approved by shareholders at the annual meeting in 2009.

The ratios of salary and bonus to total compensation for 2009, for each Named Executive Officer is as follows:

Thomas J. Shaw	18.5%
Steven R. Wisner	94.3%
Douglas W. Cowan	82.0%
Michele M. Larios	78.2%
Russell Kuhlman	89.1%

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following Outstanding Equity Awards at Fiscal Year-End Table sets forth information regarding unexercised options held by the principal executive officer, the principal financial officer, and the three highest paid additional executive officers as of December 31, 2009.

Outstanding Equity Awards at 2009 Fiscal Year End
		Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(2)	Option Exercise Price ($)	Option Expiration Date

Thomas J. Shaw	—	3,000,000	—	0.81	7-15-19
President, CEO
(principal executive officer)

Douglas W. Cowan	102,000	—	—	1.30	11-18-18
Vice President, CFO	—-	—	98,000	0.81	7-15-19
(principal financial officer)

Steven R. Wisner	100,700	—	—	1.30	11-18-18
Executive Vice President,	—	—	23,500	0.81	7-15-19
Engineering and Production

Michele M. Larios	97,050	—	—	1.30	11-18-18
Vice President,	—	—	123,456	0.81	7-15-19
General Counsel	—	29,494	—	0.81	7-15-19

Russell B. Kuhlman	63,450	—	—	1.30	11-18-18
Vice President, Sales	—	—	25,000	0.81	7-15-19

(1)   These options vested on July 15, 2010.

(2)   These options vested on July 15, 2010.

PENSION BENEFITS

We do not have a pension plan other than the 401(k) plan which is available to all employees the first of the month after 90 days of service.

401(k) Plan

We implemented an employee savings and retirement plan (the “401(k) Plan”) in 2005 that is intended to be a tax-qualified plan covering substantially all employees.  Under the terms of the 401(k) Plan, employees may elect to contribute up to 88% of their compensation, or the statutory prescribed limit, if less.  We may, at our discretion, match employee contributions.  We made matching contributions of approximately $76,643 and $122,000 in 2009 and 2008, respectively.  $16,930 and $21,095 of these matching contributions were to executive officers in 2009 and 2008, respectively.  We suspended matching contributions beginning August 1, 2009 until further notice.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following table identifies the types and amounts of payments that shall be made to Mr. Thomas Shaw, our CEO, in the event of a termination of his employment or a change in control per his Employment Agreement.  Such payments shall be made by us and shall be one-time, lump sum payments except as indicated below.

SUMMARY OF PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

ASSUMING OCCURRENCE AS OF DECEMBER 31, 2009(1)

Payment Triggering Event	Salary Through Trigger Event Date	Amounts Owed Under Benefit Plans(2)	Reimbursement of Expenses	Undiscounted Salary For a Period of 24 Months	Payment Equal to 90 Days’ Salary	Value of Payments(3)
Death	x	x	x	—	—	—

Disability	x	x	x	750,270	—	750,270

Termination With Cause	x	—	x	—	—	—

Termination Without Cause	x	x	x	750,270	—	750,270

Resignation (Other Than After a Change in Control)	x	x	x	—	92,499	92,499

Resignation (After a Change in Control)	x	x	x	750,270	—	750,270

(1)           The above payments would be paid under Mr. Shaw’s agreement at certain times.  Any payments arising as a result of disability or resignation would be paid not sooner than six months and one day from the termination date but not later than seven months from the termination date.  Any payments arising as a result of death would be paid no later than the 90th day following the death.  Payments arising as a result of termination with cause or termination without cause would be paid not later than the 30th day following the date of termination except that any amount due in excess of an amount equal to the lesser of two times annual compensation or two times the limit on compensation under section 401(17) of the Internal Revenue Code of 1986 such amount in excess shall be paid no earlier than six months and one day after the date of termination but in no event later than seven months after the date of termination.  Under Mr. Shaw’s agreement, Mr. Shaw has agreed to a one-year non-compete, not to hire or attempt to hire employees for one year, and not make known our customers or accounts or to call on or solicit our accounts or customers in the event of termination of his employment for one year unless the termination is without cause or pursuant to a change of control.  However, it is not clear that the above payments are conditioned on the performance of these contractual obligations.

(2)           Mr. Shaw participates in our benefit plans which do not discriminate in scope, terms, or operation in favor of executive officers.  Such plans are generally available to all salaried employees.  Accordingly, the value of such payments is not included in the “Value of Payments” column.

(3)           This value does not include payments under our benefit plans for reasons set forth in footnote 2 above.  In addition, this value assumes that the triggering event occurred on December 31, 2009.  Authorized payments under the Employment Agreement are also capped to one dollar less than the amount that would cause Mr. Shaw to be the recipient of a parachute payment under Section 280G(b) of the Internal Revenue Code.

COMPENSATION OF DIRECTORS

The following table identifies the types and amounts of compensation earned by our Directors (with the exception of those that are named executive officers as described in footnote 1 to the table) in the last Fiscal Year:

DIRECTOR COMPENSATION TABLE FOR 2009

Name(1)	Fees Earned or Paid in Cash ($)	Option Awards ($)(2)	All Other Compensation ($)		Total ($)
Marco Laterza	$3,000	$29,280	$—		$32,280
Amy Mack	$2,500	$29,280	$9,940	(3)	$41,720
Marwan Saker	$3,000	$29,280	$—		$32,280
Clarence Zierhut	$3,000	$29,280	$—		$32,280

(1)                       Thomas J. Shaw, Douglas W. Cowan, and Steven Wisner are named executive officers who are also Directors.  Their compensation is reflected in the Summary Compensation and other tables presented earlier.

(2)           Aggregate shares underlying options granted to each Director are as follows:

Thomas J. Shaw	3,000,000
Steven R. Wisner	124,200
Douglas W. Cowan	200,000
Marco Laterza	50,000
Clarence Zierhut	62,500
Marwan Saker	90,500
Amy Mack	50,000

The fair value of each 2009 grant is estimated on the date of the grant using the Black Scholes pricing model with the following assumptions: expected volatility of 67.53%, risk free interest rate of 3.35%, and an expected life of 8.61 years.  These options were issued under the 2008 Stock Option Plan.

(3)           Ms. Mack’s company was paid these funds for participating in clinical trials in 2009.

Narrative Explanation of Director Compensation Table for 2009

In 2009 we paid each non-employee Director a fee of $500 per meeting and reimbursed travel expenses.  We have granted to each Director stock options for Common Stock.  We do not pay any additional amounts for committee participation or special assignment.

Generally, employee Directors are compensated on an at-will basis as discussed in the COMPENSATION DISCUSSION AND ANALYSIS.  However, one employee, Mr. Thomas J. Shaw, our President and CEO, is compensated pursuant to an employment agreement.  Please see “Compensation Pursuant to Employment Agreement,” set forth above for an in depth summary of the terms of such agreement.

Compensation Committee Interlocks and Insider Participation

The Compensation and Benefits Committee is currently composed of Clarence Zierhut, Marco Laterza, and Amy Mack.  Each of these members of this committee is an independent Board member and none have ever been employees.

There are no interlocking Directors or executive officers between us and any other company.  Accordingly, none of our executive officers or Directors served as a Director or executive officer for another entity one of whose executives or Directors served on our Board of Directors.

COMPENSATION POLICIES AND PRACTICES AS THEY RELATE TO RISK MANAGEMENT

We do not believe that risk-taking incentives are created by our compensation policies.  We do not have business units.  We believe that our compensation expense is a reasonable percentage of revenues overall.  We have not set specific performance criteria for the award of bonuses.  Salaries are awarded based on skill, experience, and our overall revenues.  Non-cash awards to employees are made periodically in the form of stock options, which we believe align the employees’ interests with those of stockholders.  We review our compensation policies and practices as they relate to risk management objectives if compensation amounts are materially amended or if our risk profile changes.  No changes to our compensation policies and practices have been implemented as a result of changes to our risk profile.

ACCOUNTING MATTERS

CF & Co. has been selected again as our independent accountants for the year ending December 31, 2010.  A representative of CF & Co. will attend the Annual Meeting and will have the opportunity to make a statement if he or she so desires. The CF & Co. representative will be available to respond to appropriate shareholder questions at that time.

AUDIT FEES

The aggregate fees billed by CF & Co. for professional services rendered for the audit of our annual financial statements for 2009 and 2008 and the reviews of the financial statements included in our Forms 10-Q or services normally provided by the accountant in connection with statutory and regulatory filings for those fiscal years were $257,085 and $195,700, respectively.

AUDIT RELATED FEES

The aggregate fees billed by CF & Co. for professional services rendered for the audit of our 401(k) plan for 2009 and 2008 were $11,500 and $11,500, respectively.

TAX FEES

The aggregate fees billed by CF & Co. for preparation of federal and state income tax returns and tax consulting costs related to notices from taxing authorities for 2009 and 2008 were $64,929 and $91,520, respectively.

PRE-APPROVAL POLICIES AND PROCEDURES

The engagement of CF & Co. was entered into pursuant to the approval policies and procedures of the Audit Committee.  Before CF & Co. was engaged to render services the engagement was approved by the Audit Committee.  The engagement is for audit and tax services which were detailed separately.  The Audit Committee implemented its approval procedures, i.e., they were not delegated to any other party.  All of the services provided were pre-approved by the Audit Committee.

DELIVERY OF SINGLE OR MULTIPLE SETS OF DOCUMENTS TO ONE HOUSEHOLD

We have adopted a procedure approved by the SEC called “householding.”  Under this procedure, certain shareholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our annual report and proxy statement, unless one or more of these shareholders notifies us that they would like to receive individual copies. This will reduce our printing costs and postage fees.  Shareholders who participate in householding will continue to receive separate proxy cards.

If you and other shareholders of record with whom you share an address currently receive multiple copies of our annual report and/or proxy statement, and you would like to receive only a single copy of the annual report or proxy statement for your household, please contact Douglas W. Cowan, 511 Lobo Lane, Little Elm, Texas 75068, (888) 806-2626.

If you participate in householding and would like to receive a separate copy of our annual report or this proxy statement, please contact us in the manner described in the immediately preceding paragraph. We will deliver the requested documents to you promptly upon receipt of your request.

ANNUAL REPORT ON FORM 10-K

The Company will provide, without charge, to each person solicited, upon the written or oral request of any such person, a copy of our annual report on Form 10-K for the most recent fiscal year, including the financial statements and the financial statement schedules (as well as exhibits).  Such requests should be submitted to Mr. Douglas W. Cowan, Vice President and Chief Financial Officer, at 511 Lobo Lane, P.O. Box 9, Little Elm, Texas 75068-0009, (888) 806-2626.

SHAREHOLDER PROPOSALS FOR PRESENTATION AT THE 2011 ANNUAL MEETING

Proposals by shareholders (other than director nominations) that are submitted for inclusion in our proxy statement for our 2011 Annual Meeting must follow the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934 and our bylaws.  To be timely under Rule 14a-8, they must be received by our Corporate Secretary, Michele Larios, at 511 Lobo Lane, Little Elm, Texas 75068-0009, by April 14, 2011.

If a shareholder does not submit a proposal for inclusion in our proxy statement but does wish to propose an item of business to be considered at the annual meeting of shareholders (other than director nominations), that shareholder must give advance written notice of such proposal to our Corporate Secretary at least 45 days prior to the anniversary of the mailing date of the most recent annual meeting.  For our 2011 Annual Meeting, notice must be given by June 28, 2011, and must comply with certain other requirements contained in our bylaws, as well as all applicable statutes and regulations. Proposals received after this date will be considered untimely and may not, in the Board of Directors discretion, be addressed at the next annual meeting.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

DIRECTOR NOMINATIONS TO BE CONSIDERED BY THE BOARD IN 2011

A shareholder may nominate a person, on their own initiative, for consideration for recommendation by the Board to the shareholders in our Proxy Statement for the 2011 annual meeting.  Such notice must be received by April 14, 2011 and must set forth:

1.             The name and address of the shareholder making the nomination and of the person to be nominated;

2.             A representation that the shareholder is a holder of record of Common Stock of the Company entitled to vote at such meeting (specifying the number of shares beneficially held) and intends to appear in person or by proxy at the meeting;

3.             A description of all arrangements or understandings between the shareholder and the nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is being made by the shareholder and any material interest of the shareholder in making the nomination;

4.             Such other information regarding the nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the then current proxy rules of the Commission; and

5.             The consent of the nominee to serve as a Director if so recommended by the Board and duly elected at the annual meeting by the shareholders.

We evaluate Director nominees recommended by shareholders in the same manner in which we evaluate other Director nominees.  Please see “CORPORATE GOVERNANCE-NOMINATING COMMITTEE-Director Nomination Policies” for a description of the consideration given to shareholder recommended nominees.

Appendix A

~~THIRD AMENDED~~

~~AND~~

~~RESTATED ARTICLES OF INCORPORATION~~

~~OF~~

~~RETRACTABLE TECHNOLOGIES, INC.~~

~~Pursuant to the provisions of Article 4.07 of the Texas Business Corporation Act, Retractable Technologies, Inc. (hereinafter called the “Corporation”) hereby adopts the following amendment and restates the Articles of Incorporation of the Corporation as previously amended or supplemented and as further amended by these Third Amended and Restated Articles of Incorporation of the Corporation as follows:~~

~~ARTICLE I~~

~~The name of the Corporation is Retractable Technologies, Inc.~~

~~ARTICLE II~~

~~The following amendment to the Articles of Incorporation was adopted by the Board of Directors of the Corporation on May 11, 2004, and by the shareholders of the Corporation on September 17, 2004, for the purpose of changing the number of days of advance notice of stockholder nominations of directors to allow conformance with securities regulations and stock exchange rules. The Amendment deletes Section (b) of Article X of the Second Amended and Restated Articles of Incorporation filed on August 14, 2000, and the full text of Section (b) of Article X, deleted hereby, was as follows:~~

~~b) Stockholder Nomination of Director Candidates. Advance notice of stockholder nominations for the election of directors shall be submitted to the Board of Directors at least five days prior to the scheduled date for the next annual meeting of stockholders.~~

~~ARTICLE III~~

~~The amendment made by these Third Amended and Restated Articles of Incorporation, which amendment is set forth in ARTICLE II above, has been effected in conformity with the provisions of the Texas Business Corporation Act.~~

~~ARTICLE IV~~

~~The amendment made by these Third Amended and Restated Articles of Incorporation, which amendment is set forth in ARTICLE II above, has been duly approved in the manner required by the Texas Business Corporation Act and the constituent documents of the Corporation.~~

~~ARTICLE V~~

~~This restatement of the Articles of Incorporation of the Corporation accurately copies the Articles of Incorporation and all amendments thereto that are in effect to date and as further amended by these Third Amended and Restated Articles of Incorporation of the Corporation and there are no other changes in any provision thereof except that the number of directors now constituting the Board of Directors and the names and addresses of the persons now serving as directors have been inserted in lieu of similar information concerning the initial Board of Directors and the names and addresses of each incorporator has been omitted pursuant to Article 4.07 of the Texas~~

~~Business Corporation Act. These Third Amended and Restated Articles of Incorporation and the amendments contained herein supersede the original Articles of Incorporation and all amendments thereto.~~

~~ARTICLE VI~~

~~The Articles of Incorporation of the Corporation as amended and supplemented by all certificates of amendment previously issued by the Secretary of State and as further amended by these Third Amended and Restated Articles of Incorporation of the Corporation is hereby restated in its entirety as follows:~~

~~ARTICLES OF INCORPORATION~~

~~OF~~

~~RETRACTABLE TECHNOLOGIES, INC.~~

RESTATED CERTIFICATE OF FORMATION

OF

RETRACTABLE TECHNOLOGIES, INC.

I, the undersigned natural person of the age of eighteen (18) years or more, ~~acting as an Incorporator of a corporation under the Texas Business Corporation Act,~~ do hereby adopt the following ~~Articles of Incorporation~~ Restated Certificate of Formation for ~~such Corporation~~ a corporation under the Texas Business Organizations Code:

ARTICLE I

The Corporation is a for-profit corporation.  The name of the Corporation is Retractable Technologies, Inc.

ARTICLE II

The period of its duration is perpetual.

ARTICLE III

The purpose for which the Corporation is organized is the transaction of any or all lawful business for which corporations may be incorporated under the ~~Texas Business Corporation Act~~ Texas Business Organizations Code.

ARTICLE IV

4.01

The aggregate number of shares which the Corporation shall have the authority to issue is 100,000,000 shares of Common Stock, no par value, 5,000,000 shares of Preferred Stock Class A with a par value of One Dollar ($1.00) per share and 5,000,000 shares of Preferred Stock Class B with a par value of One Dollar ($1.00) per share.

4.02

The Corporation is authorized to issue three classes of stock, one designated as Common Stock, no par value, one designated as Preferred Stock Class A, par value One Dollar ($1.00) per share, and one designated as Preferred Stock Class B, par value One Dollar ($1.00) per share, each as described in this Article IV ~~above~~. Provided, however, that none of the shares of Preferred Stock of either class shall carry any voting rights for the election of Directors or for any other matters, except where specifically designated herein or required by the applicable provisions of the ~~Texas Business Corporation Act~~ Texas Business Organizations Code.

4.03

The Directors shall have the authority to divide each class of the Preferred Stock into series and to set the relative rights and preferences as to and between series, including dividends, issuance of Preferred Stock, redemption of such shares and the conversion of any shares of Preferred Stock to other or common shares. Prior to the issuance of any Preferred Stock of a series established by resolution adopted by the Directors, the Corporation shall file with the Secretary of State the ~~notice~~ statement required by ~~Article 2.13~~ Section 21.156 of the ~~Texas Business Corporation Act~~ Texas Business Organizations Code.

~~4.04~~

~~The relative rights and preferences of the shares of Preferred Stock Class A are set forth in the Certificate of Designation, Preferences, Rights, and Limitations of Series A Convertible Preferred Stock of the Corporation filed on October 13, 1995, which certificate is attached hereto and incorporated herein for all purposes as Exhibit A.~~

4.0~~5~~4

The relative rights and preferences of the shares of the Series I Preferred Stock Class B are set forth in the Certificate of Designation, Preferences, Rights, and Limitations of Class B Convertible Preferred Stock of the Corporation filed on May 15, 1996, which certificate is attached hereto and incorporated herein for all purposes as Exhibit ~~B~~A.

4.0~~6~~5

The relative rights and preferences of the shares of the Series II Preferred Stock Class B are set forth in the Certificate of Designation, Preferences, Rights, and Limitations of Series II Class B Convertible Preferred Stock of the Corporation filed on May 27, 1997, which certificate is attached hereto and incorporated herein for all purposes as Exhibit ~~C~~B.

4.0~~7~~6

The relative rights and preferences of the shares of the Series III Preferred Stock Class B are set forth in the Certificate of Designation, Preferences, Rights, and Limitations of Series III Class B Convertible Preferred Stock of the Corporation ~~filed on July 29, 1998~~as amended on January 22, 2010, which certificate is attached hereto and incorporated herein for all purposes as Exhibit ~~D~~C.

4.0~~8~~7

The relative rights and preferences of the shares of the Series IV Preferred Stock Class B are set forth in the Certificate of Designation, Preferences, Rights, and Limitations of Series IV Class B Convertible Preferred Stock of the Corporation ~~filed on January 24, 2000~~ as amended on June 11, 2010, which certificate is attached hereto and incorporated herein for all purposes as Exhibit ~~E~~D.

4.0~~9~~8

The relative rights and preferences of the shares of the Series V Preferred Stock Class B are set forth in the Certificate of Designation, Preferences, Rights, and Limitations of the Series V Class B Convertible Preferred Stock of the Corporation ~~as amended~~ filed on October 14, 2009, which certificate is attached hereto and incorporated herein for all purposes as Exhibit ~~F~~E.

~~ARTICLE V~~

~~The Corporation will not commence business until it has received, for the issuance of its shares, consideration of the value of One Thousand Dollars ($1,000.00), consisting of money, labor done, or property actually received. The manner in which any exchange, reclassification, cancellation of issued shares is as follows: the present holder of 1,000 shares of no par value common stock may exchange such shares for 14,000,000 shares of no par value Common Stock.~~

ARTICLE V~~I~~

Cumulative voting is expressly prohibited.

ARTICLE VI~~I~~

The street address of its registered office is 2100 Ross Avenue, Suite 2600, Dallas, TX 75201 and the name of its registered agent is Ralph S. Janvey.

ARTICLE VII~~I~~

The Directors of the Corporation shall be not less than three (3) nor more than twenty-one (21) in number and the name and address of the directors who are to serve until the annual meeting of year indicated or until their successors are elected and qualified or until their term is terminated are as follows:

Director	Address	Term Expires
Thomas J. Shaw	511 Lobo Lane PO Box 9 Little Elm, TX 75068-0009	~~2006~~2012

Steven R. Wisner	511 Lobo Lane PO Box 9 Little Elm, TX 75068-0009	~~2006~~2011

Douglas W. Cowan	511 Lobo Lane PO Box 9 Little Elm, TX 75068-0009	~~2006~~2012

Clarence Zierhut	511 Lobo Lane PO Box 9 Little Elm, TX 75068-0009	~~2006~~2012

Marwan Saker	511 Lobo Lane PO Box 9 Little Elm, TX 75068-0009	~~2006~~2012

~~Russell Kuhlman~~ Marco Laterza	511 Lobo Lane PO Box 9 Little Elm, TX 75068-0009	~~2005~~2011

~~John J. McDonald, Jr.~~ Amy Mack	511 Lobo Lane PO Box 9 Little Elm, TX 75068-0009	~~2005~~2011

ARTICLE ~~IX~~ VIII

The name and address of the incorporator are intentionally omitted.

ARTICLE IX

Corporate Governance

a)

Number, Election, and Terms of Directors. The business and affairs of the Corporation shall be managed by a Board of Directors, which, subject to the rights of holders of shares of any class of series of Preferred Stock of the Corporation then outstanding to elect additional directors under specified circumstances, shall consist of not less than three nor more than twenty-one persons. The exact number of directors within the minimum and maximum limitations specified in the preceding sentence shall be fixed from time to time by either (i) the Board of Directors pursuant to a resolution adopted by the majority of the entire Board of Directors, or (ii) the affirmative vote of the holders of 66-2/3% or more of the voting power of all of the shares of the Corporation entitled to vote generally in the election of directors voting together as a single class. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director; provided, however, that the term of existing Directors may be shortened to comply with this Article IX and/or the T~~exas Business Corporation Act~~ Texas Business Organizations Code. The directors shall be divided into two classes as nearly equal in number as possible, ~~with~~ where the term of office of the first class ~~to~~ expired at the 2001 annual meeting of stockholders, and the term of office of the second class ~~to~~ expired at the 2002 annual meeting of stockholders, and with the members of each class to hold office until their successors shall have been elected and qualified. At each annual meeting of stockholders following such initial classification and election, directors elected to succeed those directors shall be elected for a term of office to expire at the second succeeding annual meeting of stockholders after their election.

b)

Newly Created Directorships and Vacancies. Vacancies of generally elected directors may be filled by a majority vote of the remaining generally elected directors, though less than a quorum, or by a sole remaining generally elected director. Vacancies of directors elected pursuant to a dividend default election by preferred shareholders shall be filled by the remaining directors so elected or by a sole remaining director elected by such shareholders, if any. In the event that no directors elected pursuant to a dividend default election remain, the vacancy may be filled by a vote of those shareholders that originally elected the director whose office is vacant.

c)

Removal. Any director, or the entire Board of Directors, may be removed from office at any annual or special meeting called for such purpose, and then only for cause and only by the affirmative vote of the holders of 66-2/3% or more of the voting power of all of the shares of the Corporation entitled to vote in the election of such director(s) being removed. As used herein, cause shall mean only the following: proof that a director has been convicted of a felony, committed a grossly negligent or willful misconduct resulting in a material detriment to the Corporation, or committed a material breach of his or her fiduciary duty to the Corporation resulting in a material detriment to the Corporation.

d)

Amendment, Repeal, etc. Notwithstanding anything contained in ~~these Articles of Incorporation~~ this Certificate of Formation to the contrary and subject to the rights of the holders of any Preferred Stock outstanding, the affirmative vote of the holders of 66-2/3% or more of the voting power of all of the shares of the Corporation entitled to vote in the election of Directors, voting together as a single class, shall be required to alter, amend, or adopt any provision inconsistent with or repeal this Article IX or to alter, amend, adopt any provision inconsistent with or repeal comparable sections of the ~~Amended and Restated Bylaws~~ bylaws of the Corporation.

e)

Call of Special Meeting to Alter Article IX. Notwithstanding anything contained in ~~these Articles of Incorporation~~ this Certificate of Formation to the contrary, the affirmative vote of the holders of 66-2/3% or more of the voting power of all of the shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to call a special meeting of the shareholders in order to alter, amend, adopt any provision inconsistent with or repeal this Article IX, or to alter, amend, or adopt any provision inconsistent with comparable sections of the ~~Amended and Restated Bylaws~~ bylaws of the Corporation.

ARTICLE X~~I~~

The Board of Directors is hereby authorized to create and issue, whether or not in connection with the issuance and sale of any of its stock or other securities, rights (the “Rights”) entitling the holders thereof to purchase from the Corporation shares of capital stock or other securities. The times at which and the terms upon which the Rights are to be issued will be determined by the Board of Directors and set forth in the contracts or instruments that evidence the Rights. The authority of the Board of Directors with respect to the Rights shall include, but not be limited to, determination of the following:

a)	The initial purchase price per share of the capital stock or other securities of the Corporation to be purchased upon exercise of the Rights.

b)

Provisions relating to the times at which and the circumstances under which the Rights may be exercised or sold or otherwise transferred, either together with or separately from, any other securities of the Corporation.

c)

Provisions that adjust the number or exercise price of the Rights or amount or nature of the securities or other property receivable upon exercise of the Rights in the event of a combination, split, or recapitalization of any capital stock of the Corporation, a change in ownership of the Corporation’s securities, or a reorganization, merger, consolidation, sale of assets, or other occurrence relating to the Corporation or any capital stock of the Corporation, and provisions restricting the ability of the Corporation to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the Corporation under such Rights.

d)	Provisions that deny the holder of a specified percentage of the outstanding securities of the Corporation the right to exercise the Rights and/or cause the Rights held by such holder to become void.

e)	Provisions that permit the Corporation to redeem the Rights.

f)	The appointment of a Rights agent with respect to the Rights.

ARTICLE XI~~I~~

No holder of any shares of the Corporation shall have any preemptive right to subscribe or acquire any additional, unissued or treasury shares of the Corporation or any securities of the Corporation which are convertible into or which carry a right to subscribe for or acquire shares of the Corporation.

IN WITNESS WHEREOF, Thomas J. Shaw, the President of the Corporation, has executed ~~these Third Amended and Restated Articles of Incorporation~~ this Restated Certificate of Formation of Retractable Technologies, Inc. effective as of ~~the 25 day of October, 2004~~                                        , 20   .

RETRACTABLE TECHNOLOGIES, INC.

BY:	~~/s/ Thomas J. Shaw~~

THOMAS J. SHAW
PRESIDENT

~~CERTIFICATE OF DESIGNATION, PREFERENCES~~

~~RIGHTS AND LIMITATIONS OF SERIES A~~

~~CONVERTIBLE PREFERRED STOCK~~

~~OF~~

~~RETRACTABLE TECHNOLOGIES, INC.~~

~~Pursuant to Article 2.13 of the Texas Business Corporation Act and Article Five of its Articles of Incorporation, Retractable Technologies, Inc., a corporation organized and existing under the laws of the State of Texas (the Corporation),~~

~~DOES HEREBY CERTIFY that pursuant to the authority conferred upon the Board of Directors of the Corporation by the Articles of Incorporation, as amended, and pursuant to Article 2.13 of the Texas Business Corporation Act, said Board of Directors, by unanimous written consent executed May 10, 1995, adopted a resolution providing for the creation of a series of Preferred Stock consisting of not more than five million (5,000,000) shares of Class A Convertible Preferred Stock, which resolution is and reads as follows:~~

~~RESOLVED that, pursuant to the authority provided in the Corporation’s Articles of Incorporation and expressly granted to and vested in the Board of Directors of Retractable Technologies, Inc. (the “Corporation”), the Board of Directors hereby creates out of the Class A Preferred Stock, par value one dollar per share, of the Corporation a series of Series A Preferred Stock consisting of not more than five million (5,000,000) shares, and the Board of Directors hereby fixes the designation and the powers, preference and rights, and the qualifications, limitations and restrictions thereof, to the extent not otherwise provided in the Corporation’s qualifications, limitations and restrictions thereof, to the extent not otherwise provided in the Corporation’s Articles of Incorporation, as follows:~~

~~1. Designation of series. The designation of the series of Class A Preferred Stock created by this resolution shall be “Series A Convertible Preferred Stock” (the “Series A Preferred Stock”).~~

~~2. Dividends on Series A Preferred Stock.~~

~~a. Dividend Amount. The holders of the Series A Preferred Stock shall be entitled to receive, in any calendar year, if when and as declared by the Board of Directors, out of any assets at the time legally available therefor and subject to the further limitations set out herein, dividends at the per annum rate of $0.12 per share, all such dividends due quarterly in arrears as of the last day of each March, June, September and December of each year, the first dividend being declarable on September 1, 1995. On each date which a dividend may be declared is hereafter called the “Dividend Date,” and each quarterly period ending with a Dividend Date is hereinafter referred to as the “Dividend Period.” Dividends shall be payable fifteen calendar days after the Dividend Due Date, provided however, that if such date on which a dividend is payable is a Saturday, Sunday or legal holiday, such dividend shall be payable on the next following business day to the holders of record (whether singular or plural, the “Holder”).~~

~~b. Dividends Cumulative. Dividends upon the Series A Preferred Stock shall be accrued and be cumulative, whether or not in any Dividend Period or Periods there shall be funds of the Corporation legally available for the payment of such dividends.~~

~~c. Dividend Accrual. On each Dividend Due Date all dividends which shall have accrued since the last Dividend Due Date on each share of Series A Preferred Stock outstanding on such Dividend Due Date shall accumulate and be deemed to become “due.” Any dividend which shall not be paid on the Dividend Due Date on which it shall become due shall be deemed to be “past due” until such dividend shall be paid or until the share of Series A Preferred Stock with respect to which such dividend became due shall no longer be outstanding, whichever is the earlier to occur. No interest, sum of money in lieu of interest or other property or securities shall be payable in respect of any dividend payment or payments which are past due. Dividends paid on shares of Series A Preferred Stock in an amount less that the total amount of such dividends at the time accumulated and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. Dividend payments made with respect to a Dividend Due Date shall be deemed to be made in payment of the dividends which became due on that Dividend Due Date.~~

~~d. Dividend Arrearage. If a dividend upon any shares of Series A Preferred Stock is in arrears, all dividends or other distributions declared upon shares of the Series A Preferred Stock (other than dividends paid in stock of the Corporation ranking junior to the Series A Preferred Stock as to dividends and upon liquidation, dissolution or winding up) may only be declared pro rata. Except as set forth above, if a dividend upon any shares of Series A Preferred Stock is in arrears: (i) no dividends (in cash, stock or other property) may be paid or declared and set aside for payment or any other distribution made upon any stock of the Corporation ranking junior to the Series A Preferred Stock as to dividends (other than dividends of distributions in stock of the Corporation ranking junior to the Series A Preferred Stock as to dividends and upon liquidation, dissolution or winding up); and (ii) no stock of the Corporation ranking junior to the Series A Preferred Stock as to dividends may be (A) redeemed pursuant to a sinking fund of otherwise, except (1) by means of redemption pursuant to which all outstanding shares of the Series A Preferred Stock are redeemed, or (2) by conversion of any such junior stock into, or exchange of any such junior stock into, or exchange of any such junior stock for stock of the Corporation ranking junior to the Series A Preferred Stock as to dividends and upon liquidation, dissolution or winding up, or (B) purchased or otherwise acquired for any consideration by the Corporation except (1) pursuant to an acquisition made pursuant to the terms of one or more offers to purchase all of the outstanding shares of the Series A Preferred Stock, which offers shall each have been accepted by the holders of at least 50% of the shares of the Series A Preferred Stock receiving such offer outstanding at the commencement of the first of such purchase offers, or (2) by conversion into or exchange for stock of the Corporation ranking junior to the Series A Preferred Stock as to dividends and upon liquidation, dissolution or winding up.~~

~~3. General, Class and Series Voting Rights. Except as provided in this Section 3 and in Section 4 hereof or as otherwise from time to time required by law, the Series A Preferred Stock shall have no voting rights.~~

~~So long as any shares of Series A Preferred Stock remain outstanding, the consent of the holders of at least fifty-one (51%) percent of the shares of Series A Preferred Stock outstanding at the time voting separately as a class, given in person or by proxy, either in writing at any special or annual meeting called for the purpose, shall be necessary to permit, effect or validate any one or more of the following:~~

~~(i) The authorization, creation or issuance, or any increase in the authorized or issued amount, of any class or series of stock (including any class or series of Preferred Stock) ranking equal or prior (as the terms are hereinafter defined in this Section 3) to the Series A Preferred Stock; or~~

~~(ii) The amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Articles of Incorporation or of this resolution which would alter or change the powers, preferences or special rights of the shares of the Series A Preferred Stock so as to affect them adversely; provided, however, that any increase in the amount of authorized Preferred Stock, or the creation and issuance of other series of Preferred Stock ranking junior to the Series A Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to adversely affect such powers, preferences or special rights.~~

~~The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series A Preferred Stock shall have been redeemed or sufficient funds shall have been deposited in trust to effect such redemption.~~

~~4. Default Voting Rights. Whenever, at any time or times, dividends payable on the shares of Series A Preferred Stock shall be in arrears for twelve (12) consecutive quarterly dividend periods, the holders of a majority of the outstanding shares of Series A Preferred Stock shall have the exclusive right (voting separately as a class) to elect one-third of the Board of Directors of the Corporation at the Corporation’s next annual meeting of stockholders (to serve until the next annual meeting of stockholders, and until their successors are duly elected and qualified) and at each subsequent annual meeting of stockholders so long as such arrearage shall continue, and the Common Stock voting separately as a class, shall be entitled to elect the remainder of the Board of Directors of the Corporation. At elections for such directors, each holder of Series A Preferred Stock shall be entitled to one vote for each share of Preferred Stock held. The right of the holders of Series A Preferred Stock, voting separately as a class, to elect members of the Board of Directors of the Corporation as aforesaid shall continue until such time as all dividends accumulated on the Series A Preferred Stock shall have been paid in full, at which time such right shall terminate,~~

~~except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above mentioned.~~

~~Directors elected by the holders of Series A Preferred Stock shall continue to serve as such directors until such time as all dividends accumulated on the Series A Preferred Stock shall have been paid in full, at which time the term of office of all persons elected as directors by the holders of shares of Series A Preferred Stock shall forthwith terminate. In the case of any vacancy in the office of a director occurring among the directors elected by the holder of a class (with the Series A Preferred Stock and Common Stock being treated as separate classes) of stock, the remaining directors so elected by that class may by affirmative vote of a majority thereof (or the remaining director so elected if there be but one) elect a successor or successors to hold office for the unexpired term of the director or directors whose place or places shall be vacant. Any director who shall have been elected by the holders of a class of stock or by any directors so elected as provided in the next preceding sentence hereof may be removed during the aforesaid term of office, either for or without cause, by, and only by, the affirmative vote of the holders of a majority of the shares of the class of stock who elected such director or directors, given either at a special meeting of such shareholders duly called for that purpose or pursuant to a written consent of shareholders, and any vacancy thereby created may be filled by the holders of that class of stock represented at such meeting or pursuant to such written consent. Whenever the term of office of the directors elected by the holders of Series A Preferred Stock voting as a class shall end and the special voting powers vested in the holders of Series A Preferred Stock voting as a class shall end and the special voting powers vested in the holders of Series A Preferred Stock as provided in this Section 4 shall have expired, the number of directors shall be such number as may be provided for in the Articles of Incorporation or Bylaws irrespective of any increase made pursuant to the provisions of this Section 4.~~

~~5. Redemption. The outstanding shares of Series A Preferred Stock shall be nonredeemable prior to the lapse of three (3) years from the date of issuance. On and after such date, the Series A Preferred Stock may be redeemed at the option of the Corporation, as a whole at any time or in part from time to time, at the Redemption Price of $1.70 per share plus all dividends (whether or not declared or due) accrued and unpaid to the date of redemption (subject to the right of the holder of record of shares of Series A Preferred Stock on a record date for the payment of a dividend on the Series A Preferred Stock to receive the dividend due on such shares of Series A Preferred Stock on the corresponding Dividend Due Date.)~~

~~No sinking fund shall be established for the Series A Preferred Stock.~~

~~Notice of any proposed redemption of shares of Series A Preferred Stock shall be mailed by means of first class mail, postage paid, addressed to the holders of record of the shares of Series A Preferred Stock to be redeemed, at their respective addresses then appearing on the books of the Corporation, at least thirty (30) but not more than sixty (60) days prior to the date fixed for such redemption (herein referred to as the “Redemption Date”). Each such notice shall specify (i) the Redemption Date; (ii) the Redemption Price; (iii) the place for payment and for delivering the stock certificate(s) and transfer instrument(s) in order to collect the Redemption Price; (iv) the shares of Series A Preferred Stock to be redeemed; and (v) the then effective Conversion Price (as defined below) and that the right of holders of shares of Series A Preferred Stock being redeemed to exercise their conversion right shall terminate as to such shares at the close of business on the fifth day before the Redemption Date (provided that no default by the Corporation in the payment of the applicable Redemption Price (including any accrued and unpaid dividends) shall have occurred and be continuing). Any notice mailed in such manner shall be conclusively deemed to have been duly given whether or not such notice is in fact received. If less than all the outstanding shares of Series A Preferred Stock are to be redeemed, the Corporation will select those to be redeemed by lot or by a substantially equivalent method. In order to facilitate the redemption of Series A Preferred Stock to be redeemed, which shall not be more than sixty (60) days prior to the Redemption Date with respect thereto.~~

~~The holder of any shares of Series A Preferred Stock redeemed upon any exercise of the Corporation’s redemption right shall not be entitled to receive payment of the Redemption Price for such shares until such holder shall cause to be delivered to the place specified in the notice given with respect to such redemption (i) the certificate(s) representing such shares of Series A Preferred Stock; and (ii) transfer instrument(s) satisfactory to the Corporation and sufficient to transfer such shares of Series A Preferred Stock to the Corporation free of any adverse interest. No interest shall accrue on the Redemption Price of any share of Series A Preferred Stock after its Redemption Date.~~

~~Subject to Section 2 hereof, the Corporation shall have the right to purchase shares of Series A Preferred Stock from the owner of such shares on such terms as may be agreeable to such owner. Shares of Series A Preferred Stock may be acquired by the Corporation from any stockholder pursuant to this paragraph without offering any other stockholder an equal opportunity to sell his stock to the Corporation, and no purchase by the Corporation from any stockholder pursuant to this paragraph shall be deemed to create any right on the part of any stockholder to sell any shares of Series A Preferred Stock (or any other stock) to the Corporation.~~

~~Notwithstanding the foregoing provisions of this Section 5, and subject to the provisions of Section 2 hereof, if a dividend upon any shares of Series A Preferred Stock is past due, (i) no shares of the Series A Preferred Stock may be redeemed, except (A) by means of a redemption pursuant to which all outstanding shares of the Series A Preferred Stock are simultaneously redeemed (or offered to be so redeemed) or pursuant to which the outstanding shares of the Series A Preferred Stock are redeemed on a pro rata basis (or offered to be so redeemed), or (B) by conversion of shares of Series A Preferred Stock into, or exchange of such shares for, Common Stock or any other stock of the Corporation ranking junior to the Series A Preferred Stock as to dividends and upon liquidation, dissolution or winding up.~~

~~6. Liquidation. In the event of any voluntary or involuntary dissolution, liquidation or winding up of the Corporation (for the purposes of this Section 6, a “Liquidation”), before any distribution of assets shall be made to the holders of the Common Stock or the holders of any other stock that ranks junior to the Series A Preferred Stock in respect of distributions upon the Liquidation of the Corporation, the holder of each share of Series A Preferred Stock then outstanding shall be entitled to $1.50 per share plus all dividends (whether or not declared or due) accrued and unpaid on such share on the date fixed for the distribution of assets of the Corporation to the holders of Series A Preferred Stock.~~

~~If upon any Liquidation of the Corporation, the assets available for distribution to the holder of Series A Preferred Stock which shall then be outstanding (hereinafter in this paragraph called the “Total Amount Available”) shall be insufficient to pay the holders of all outstanding shares of Series A Preferred Stock the full amounts (including all dividends accrued and unpaid) to which they shall be entitled by reason of such Liquidation of the Corporation, then there shall be paid ratably to the holders of the Series A Preferred Stock in connection with such Liquidation of the Corporation, an amount equal to each holder’s pro rata share of the Total Amount Available.~~

~~The voluntary sale, conveyance, lease, exchange or transfer of all or substantially all the property or assets of the Corporation, or the merger or consolidation of the Corporation into the Corporation, or any purchase or redemption of some or all of the shares of any class or series of stock of the Corporation, shall not be deemed to be a Liquidation of the Corporation for the purposes of this Section 6 (unless in connection therewith the Liquidation of the Corporation is specifically approved).~~

~~7. Conversion Privilege. At any time subsequent to three years after issuance of any share of Series A Preferred Stock, the holder of any share of Series A Preferred Stock (“Holder”) shall have the right, at such Holder’s option (but if such share is called for redemption or exchange at the election of the Corporation, then in respect of such share only to and including but not after the close of business on (i) the fifth calendar day before the date fixed for such redemption; or (ii) the date fixed for such exchange, provided that the Corporation has set aside funds sufficient to effect such redemption to convert such share into that number of fully paid and non-assessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing $1.00 by the Conversion Rate then in effect.~~

~~a. Conversion Rate. Each share of Series A Preferred Stock may be converted, subject to the terms and provisions of this paragraph 2 into one (1) share of the Corporation’s Common Stock, which is a price equal to one share of Common Stock for each $1.00 of Series A Preferred Stock or, in case an adjustment of such rate has taken place pursuant to the provisions of subdivision (f.) of this paragraph (7), then at the Conversion Rate as last adjusted (such rate or adjusted rate, shall be expressed as the number of shares of Common Stock to be acquired upon conversion of one share of Series A Preferred Stock, and shall be referred to herein as the “Conversion Rate”). Each share of Series A Preferred Stock shall be Convertible into Common Stock by surrender to the corporation of the certificate representing such shares of Series A Preferred Stock to be converted by the Holder and by giving written notice to the Corporation of the Holder’s election to convert.~~

~~The Corporation shall, as soon as practicable after receipt of such written notice and the proper surrender to the Corporation of the certificate or certificates representing shares of Series A Preferred Stock to be converted in accordance with the above provisions, issue and deliver for the benefit of the Holder at the office of the Corporation’s duly appointed transfer agent (the “Transfer Agent”) to the Holder for whose account such shares of Series A Preferred Stock were so surrendered or to such Holder’s nominee or nominees, certificates for the number of shares of Common Stock to which the Holder shall be entitled. The certificates of Common Stock of the Corporation issued upon conversion shall bear such legends as may be required by state or federal laws. Such conversion shall be deemed to have been effective immediately prior to the close of business on the date on which the Corporation shall have received both such written notice and the properly surrendered certificates for shares of Series A Preferred Stock to be converted (the “Conversion Date”), and at such time the rights of the Holder shall cease and the person or persons entitled to receive the shares of Common Stock issuable upon the conversion of such shares of Series A Preferred Stock shall be deemed to be, and shall be treated for all purposes as, the record Holder or Holders of such Common Stock on the Conversion Date. The Corporation shall not be required to convert, and no surrender of shares of Series A Preferred Stock or written notice of conversion with respect thereto shall be effected for that purpose, while the stock transfer books of the Corporation are closed for any reasonable business purpose for any reasonable period of time, but the proper surrender of shares of Series A Preferred Stock for conversion immediately upon the reopening of such books. During the period in which the stock transfer books of the Corporation are closed, the Corporation may neither declare a dividend, declare a record date for payment of dividends nor make any payment of dividends.~~

~~b. Dividends. If any shares of Series A Preferred Stock shall be converted during any dividend payment period, the Holder shall be entitled to all dividends accrued up to and through such Conversion Date, at the rate set forth herein, whether or not there has been a dividend date, as set forth in paragraph 2 hereof.~~

~~c. Cancellation. Series A Preferred Stock converted into Common Stock pursuant to the provisions of this paragraph (7), shall be retired and cancelled by the Corporation and given the status of authorized and unissued preferred stock.~~

~~d. Reissuance if Conversion is Partial. In the case of any certificate representing shares of Series A Preferred Stock which is surrendered for conversion only in part, the Corporation shall issue and deliver to the Holder a new certificate or certificates for Series A Preferred Stock of such denominations as requested by the Holder in the amount of Series A Preferred Stock equal to the unconverted shares of the Series A Preferred Stock represented by the certificate so surrendered.~~

~~e. Reservations of Shares. The Corporation shall at all times during which shares of Series A Preferred Stock may be converted into Common Stock as provided in this paragraph (e), reserve and keep available, out of any Common Stock held as treasury stock or out of its authorized and unissued Common Stock, or both, solely for the purpose of delivery upon conversion of the shares of Series A Preferred Stock as herein provided, such number of shares of Common Stock as shall then be sufficient to effect the conversion of all shares of Series A Preferred Stock from time to time outstanding, and shall take such action as may from time to time be necessary to ensure that such shares of Common Stock will, when issued upon conversion of Series A Preferred Stock, be fully paid and nonassessable.~~

~~f. Adjustment of Conversion Rate. The Conversion Rate provided in subdivision (a) of this paragraph (7), in respect of Series A Preferred Stock, shall be subject to adjustments from time to time as follows:~~

~~(i) While any shares of Series A Preferred Stock shall be outstanding, in case the Corporation shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock or combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, or issue, by reclassification of its shares of Common Stock, any shares of the Corporation, the Conversion Rate in effect immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the number of shares which it would have owned or been entitled to receive after the happening of any of the events described above, had such shares of Series A Preferred Stock been converted immediately prior to the happening of such event, such adjustment to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination or reclassification, as the case may be, becomes effective.~~

~~(ii) In case the Corporation shall be consolidated with, or merge into, any other corporation, and the Corporation does not survive, proper provisions shall be made as a part of the terms of such consolidation or merger, whereby the Holder shall thereafter be entitled, upon exercise of such Holder’s conversion rights, to receive the kind and amount of shares of stock or other securities of the Corporation resulting from such consolidation or merger, or such other property, as the Holder would have received if such conversion rights were exercised immediately prior to the effectiveness of such merger of consolidation.~~

~~(iii) In the event the Corporation at any time, or from time to time after June 15, 1995 makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock or Common Stock Equivalents (as defined herein) which does not provide for the payment of any consideration upon the issuance, conversion or exercise thereof, without a corresponding dividend or other distribution to the Holder, based upon the number of shares of Common Stock into which the Series A Preferred Stock is convertible, then and in each such event the Conversion Rate then in effect will be increased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying such Conversion Rate by a fraction:~~

~~(A) The number of which will be the total number of shares of Common Stock issues and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution (which, in the case of Common Stock Equivalents, shall mean the maximum number of shares of Common Stock issuable with respect thereto, as set forth in the instrument relative thereto without regard to any provision for subsequent adjustment); and~~

~~(B) The denominator of which will be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date;~~

~~provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Rate will be recomputed accordingly as of the close of business on such record date, and thereafter such Conversion Rate will be adjusted pursuant to this subparagraph (iii) as of the time of actual payment of such dividends of distributions.~~

~~(iv) In the event the Corporation at any time or from time to time after June 15, 1995 makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable to all holders of Common Stock in securities of the Corporation Stock Equivalents, then, upon making such dividend or distribution provisions will be made so that the Holder will receive the amount of securities of the Corporation which it would have received had its Series A Preferred Stock been converted into Common Stock on the date of such event.~~

~~(v) In the event the Corporation sells or issues any Common Stock, or sells or issues Common Stock Equivalents which can be converted into Common Stock at a per share consideration (as defined below in this subparagraph (v) of paragraph 7(B) less than the Stipulated Price then in effect, then the Holder shall be entitled to purchase from the Corporation in cash (for the same per share consideration at which such Common Stock was issued or the per share price at which a share of Common Stock is acquirable upon exercise or conversion of Common Stock Equivalents) that additional number of shares of Common Stock which, when added to the number of shares of Common Stock acquirable by the Holder upon conversion of any shares of Series A Preferred Stock outstanding and held by such Holder immediately before such issue or sale (the “Acquirable Shares”), will equal a percentage of the number of shares of Common Stock Deemed Outstanding (as defined herein) immediately after such sale or issuance that is the same as the percentage of the number of shares of Common Stock Deemed Outstanding immediately before such issuance or sale represented by the Acquirable Shares. This right shall exist for a forty-five-day period following the sale or issuance of shares of Common Stock or Common Stock Equivalents, and thereafter shall cease to exist.~~

~~For the above purposes, the per share consideration with respect to the sale or issuance of Common Stock will be the price per share received by the Corporation, prior to the payment of any expenses, commissions,~~

~~discounts and other applicable costs. With respect to the sale or issuance of Common Stock Equivalents which are convertible into or exchangeable for Common Stock without further consider, the per share consideration will be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents (as set forth in the instrument relating thereto without regard to any provisions contained therein for subsequent adjustment of such number) into the aggregate consideration receivable by the Corporation upon the sale or issuance of such Common Stock Equivalents. With respect to the issuance of other Common Stock Equivalents, the per share consideration will be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents into the total aggregate consideration received by the Corporation upon the sale or issuance of such Common Stock Equivalents plus the minimum aggregate amount of additional consideration received by the Corporation upon the conversion or exercise of such Common Stock Equivalents. In connection with the sale or issuance of Common Stock and/or Common Stock Equivalents for non-cash consideration, the amount of consideration will be the fair market value of such consideration as determined in good faith by the Board of Directors of the Corporation.~~

~~(vi) As used herein, the term “Stipulated Price” means initial price of $1.00 per share of Common Stock, as adjusted from time to time pursuant to subparagraph (viii) of this paragraph 7(f); and the term “Common Stock Equivalent” means any securities (whether debt or equity securities) or rights issued by the Corporation convertible into or entitling the holder thereof to receive shares of, or securities convertible into, Common Stock. The number of shares of “Common Stock Deemed Outstanding” at any date shall equal the sum of the number of shares of Common Stock then outstanding plus the number of shares of Common Stock then obtainable pursuant to Common Stock Equivalents.~~

~~(vii) In the event the Corporation declares any dividend or distribution payable to holders of its Common Stock (other than dividends payable out of the Corporation’s retained earnings or earned surplus and dividends payable in shares of Common Stock or in securities convertible into or exchangeable for shares of Common Stock or rights or warrants to purchase Common Stock or securities convertible into or exchangeable for shares of Common Stock or any other securities issued by the Corporation), the Conversion Rate in effect immediately prior to the record date for such dividend or distribution shall be proportionately adjusted so that the Holder shall be entitled to receive the number of shares of Common Stock into which such shares of Common Stock or Preferred Stock was convertible immediately prior to such record date multiplied by a fraction, the numerator of which is the fair market value of a share of Common Stock on such record date and the denominator of which is such per share fair market value of a share of Common Stock on such record date less the fair market value on such record date of the securities or other property which are distributed as a dividend or other distribution. The term “fair market value” of a share of Common Stock or of any other security or other type of property on any date means (A) in the case of Common Stock or any other security (I) if the principal trading market for such Common Stock of other security is an exchange or the NASDAQ national market on such date, the closing price on such exchange or the NASDAQ national market on such date, provided, if trading of such Common Stock or other security is listed on any consolidated tape, the fair market value shall be the closing price set forth on such consolidated tape on such date, or (II) if the principal market for such Common Stock or other security is the over-the-counter market (other than the NASDAQ national market) the mean between the closing bid and asked prices on such date as set forth by NASDAQ or (B) in the case of Common Stock or any other security for which the fair market value cannot be determined pursuant to clause (A) above or of any other security or type of property, fair market value thereof on such date as determined in good faith by the Board of Directors.~~

~~(viii) Whenever the Conversion Rate is adjusted pursuant to this paragraph (7)(f), the Stipulated Price shall also be adjusted by multiplying it by a fraction that is the reciprocal of the fraction used to adjust the Conversion Rate.~~

~~(ix) The Corporation will not, by amendment of its Articles of Incorporation Certificate of Formation or through any dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but at all times in good faith will assist in the carrying out of all the provisions of this paragraph and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder against impairment.~~

~~(x) No adjustment in the Conversion Rate shall be required, unless such adjustment would require an increase or decrease of at least one (1) share of Common Stock in the Conversion Rate of one share of Series A Preferred Stock, provided that all adjustments which do not meet this minimum requirement shall be cumulated and the adjustment will be made when the cumulated total is sufficient to require an adjustment. All calculations made pursuant to this subparagraph (x) of paragraph (7)(f) shall be made to the nearest one hundredth (1/100th) of a share of Common Stock.~~

~~g. Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares of Common Stock shall be issued upon any conversion of shares of Series A Preferred Stock but, in lieu thereof, there shall be paid an amount in cash equal to the same fraction of the current market price of a whole share of Common Stock on the day preceding the day of conversion.~~

~~h. Statement to Transfer Agent. Whenever the Conversion Rate for shares of Series A Preferred Stock shall be adjusted pursuant to the provisions of paragraph (7)(f) hereof, the Corporation shall forthwith maintain at its office and, if applicable, file with the Transfer Agent for shares of Series A Preferred Stock and for shares of Common Stock, a statement signed by the President or a Vice President of the Corporation and by its Treasurer or an Assistant Treasurer, stating the adjusted Conversion Rate and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment, such calculations to be confirmed by the Corporation’s independent auditors, and stating the faces on which the calculation is based. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required.~~

~~8. Registration Rights.~~

~~a. Piggyback Registration. The Corporation, for a period ending six months after the last share of Series A Preferred Stock is redeemed, retired, converted or otherwise no longer outstanding, will give written notice to the Holder not less than 20 days in advance of the initial filing of any registration statement under the Securities Act of 1933 (other than a registration Statement pertaining to securities issuable pursuant to employee stock option, stock purchase, or similar plans or a registration statement pertaining to securities issuable in connection with the acquisition of a business, whether through merger, consolidation, acquisition of assets, or exchange of securities) covering any Common Stock or other securities of the Corporation, and will afford the Holder the opportunity to have included in such registration all or such part of the shares of Common Stock acquired upon conversion of Series A Preferred Stock, as may be designated by written notice to the Corporation not later than 10 days following receipt of such notice from the Corporation. The Corporation shall be entitled to exclude the shares of Common Stock held by the Holder from any one, but not more than one, such registration if the Corporation is advised by its investment banking firm that the inclusion of such shares will, in the opinion of such investment banking firm, materially interfere with the orderly sale and distribution of the securities being offered under such registration statement by the Corporation. Notwithstanding the foregoing, the Corporation shall not be entitled to exclude the shares of Common Stock held by the Holder if shares of other shareholders are being included in any such registration statement and, in such circumstances, the Holder shall be entitled to include the shares of Common Stock held by them on a pro rata basis in the proportion that the number of shares of Common Stock held by the Holder bears to the shares of Common Stock held by all other shareholders, including shares in such registration statement. The Holder shall not be entitled to include shares in more than two registration statement pursuant to the provisions of this subdivision a of paragraph (8), and all rights of the Holder under this subdivision a of paragraph (8) shall terminate after the Holder has included shares of Common Stock in two registration statements pursuant to this subdivision a of paragraph (8).~~

~~b. Expenses. The Corporation will pay all out-of-pocket costs and expenses of any registration effected pursuant to the provisions of subdivision (a) of this paragraph 8, including registration fees, legal fees, accounting fees, printing expenses (including such number of any preliminary and the final prospectus as may be reasonably requested), blue sky qualification fees and expenses, and all other expenses, except for underwriting commissions or discounts applicable to the shares of Common Stock being sold by the Holder and the fees of counsel for the Holder, all of which shall be paid by the Holder.~~

~~9. Reports.~~

~~So long as any of the Series A Preferred Stock shall be outstanding, the Corporation shall submit to the Holder financial reports no less frequently than annually.~~

~~10. Miscellaneous.~~

~~a. As used herein, the term “Common Stock” shall mean the Corporation’s Common Stock, $1.00 per share, or, in the case of any reclassification or change of outstanding shares of Common Stock, the stock or securities issued in exchange for such Common Stock. The term “Common Stock” shall also include any capital stock of the Corporation authorized after June 15, 1995 which shall not be limited to a fixed sum or sums or percentage or percentages of par value in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation.~~

~~b. The shares of Series A Preferred Stock shall be fully transferrable by the Holder thereof, subject to compliance with the applicable provisions of federal and state securities laws.~~

~~IN WITNESS WHEREOF, RETRACTABLE TECHNOLOGIES, INC. has caused its corporate seal to be hereunto affixed and this Certificate to be signed by its President and Secretary this                      day of May, 1995.~~

~~/s/ Thomas J. Shaw~~

~~President~~

~~ATTEST:~~

~~/s/ Lillian E. Salerno~~

~~Secretary~~

CERTIFICATE OF DESIGNATION, PREFERENCES

RIGHTS AND LIMITATIONS OF CLASS B

CONVERTIBLE PREFERRED STOCK

OF

RETRACTABLE TECHNOLOGIES, INC.

Pursuant to ~~Article 2.13 of the Texas Business Corporation Act and Article Four of its Articles of Incorporation~~ Texas law and its Certificate of Formation, Retractable Technologies, Inc., a corporation organized and existing under the laws of the State of Texas (the Corporation),

DOES HEREBY CERTIFY that pursuant to the authority conferred upon the Board of Directors of the Corporation by the ~~Articles of Incorporation~~ Certificate of Formation, as amended, and pursuant to ~~Article 2.13 of the Texas Business Corporation Act~~ Texas law, said Board of Directors, by unanimous written consent executed May 10, 1995, adopted a resolution providing for the creation of a series of Preferred Stock consisting of not more than five million (5,000,000) shares of Class B Convertible Preferred Stock, which resolution is and reads as follows:

RESOLVED that, pursuant to the authority provided in the Corporation’s ~~Articles of Incorporation~~ Certificate of Formation and expressly granted to and vested in the Board of Directors of Retractable Technologies, Inc. (the “Corporation”), the Board of Directors hereby creates out of the Preferred Stock, par value one dollar per share, of the Corporation a series of Class B Preferred Stock consisting of not more than five million (5,000,000) shares, and the Board of Directors hereby fixes the designation and the powers, preference and rights, and the qualifications, limitations and restrictions thereof, to the extent not otherwise provided in the Corporation’s qualifications, limitations and restrictions thereof, to the extent not otherwise provided in the Corporation’s ~~Articles of Incorporation~~ Certificate of Formation, as follows:

1. Designation of Series. The designation of the series of Preferred Stock created by this resolution shall be “Class B Convertible Preferred Stock” (the “Class B Preferred Stock”).

2. Dividends on Class B Preferred Stock.

a. Dividend Amount. The holders of the Class B Preferred Stock shall be entitled to receive, in any calendar year, if, when and as declared by the Board of Directors, out of any assets at the time legally available therefor and subject to the further limitations set out herein, dividends at the per annum rate of $0.50 per share, all such dividends due quarterly in arrears as of the last day of each March, June, September and December of each year, the first dividend being declarable on December 31, 1996. On each date which a dividend may be declared is hereafter called the “Dividend Date,” and each quarterly period ending with a Dividend Date is hereinafter referred to as the “Dividend Period.” Dividends shall be payable fifteen calendar days after the Dividend Due Date, provided however, that if such date on which a dividend is payable is a Saturday, Sunday or legal holiday, such dividend shall be payable on the next following business day to the holders of record (whether singular or plural, the “Holder”).

b. Dividends Cumulative. Dividends upon the Class B Preferred Stock shall be accrued and be cumulative, whether or not in any Dividend Period or Periods there shall be funds of the Corporation legally available for the payment of such dividends.

c. Dividend Accrual. On each Dividend Due Date all dividends which shall have accrued since the last Dividend Due Date on each share of Class B Preferred Stock outstanding on such Dividend Due Date shall accumulate and be deemed to become “due.” Any dividend which shall not be paid on the Dividend Due Date on which it shall become due shall be deemed to be “past due” until such dividend shall be paid or until the share of Class B Preferred Stock with respect to which such dividend became due shall no longer be outstanding, whichever is the earlier to occur. No interest, sum of money in lieu of interest or other property or securities shall be payable in respect of any dividend payment or payments which are past due. Dividends paid on shares of Class B Preferred Stock in an amount less than the total amount of such dividends at the time accumulated and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. Dividend

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payments made with respect to a Dividend Due Date shall be deemed to be made in payment of the dividends which became due on that Dividend Due Date.

d. Dividend Arrearage. If a dividend upon any shares of Class B Preferred Stock is in arrears, all dividends or other distributions declared upon shares of the Class B Preferred Stock (other than dividends paid in stock of the Corporation ranking junior to the Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up) may only be declared pro rata. Except as set forth above, if a dividend upon any shares of Class B Preferred Stock is in arrears: (i) no dividends (in cash, stock or other property) may be paid or declared and set aside for payment or any other distribution made upon any stock of the Corporation ranking junior to the Class B Preferred Stock as to dividends (other than dividends of distributions in stock of the Corporation ranking junior to the Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up); and (ii) no stock of the Corporation ranking junior to the Class B Preferred Stock as to dividends may be (A) redeemed pursuant to a sinking fund or otherwise, except (1) by means of redemption pursuant to which all outstanding shares of the Class B Preferred Stock are redeemed, or (2) by conversion of any such junior stock into, or exchange of any such junior stock into, or exchange of any such junior stock for stock of the Corporation ranking junior to the Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up, or (B) purchased or otherwise acquired for any consideration by the Corporation except (1) pursuant to an acquisition made pursuant to the terms of one or more offers to purchase all of the outstanding shares of the Class B Preferred Stock, which offers shall each have been accepted by the holders of at least 50% of the shares of the Class B Preferred Stock receiving such offer outstanding at the commencement of the first of such purchase offers, or (2) by conversion into or exchange for stock of the Corporation ranking junior to the Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up.

3. General, Class and Series Voting Rights. Except as provided in this Section 3 and in Section 4 hereof or as otherwise from time to time required by law, the Class B Preferred Stock shall have no voting rights.

So long as any shares of Class B Preferred Stock remain outstanding, the consent of the holders of at least fifty-one (51%) percent of the shares of Class B Preferred Stock outstanding at the time voting separately as a class, given in person or by proxy, either in writing at any special or annual meeting called for the purpose, shall be necessary to permit, effect or validate any one or more of the following:

(i) The authorization, creation or issuance, or any increase in the authorized or issued amount, of any class or series of stock (including any class or series of Preferred Stock) ranking equal or prior (as the terms are hereinafter defined in this Section 3) to the Class B Preferred Stock; or

(ii) The amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the ~~Articles of Incorporation~~ Certificate of Formation or of this resolution which would alter or change the powers, preferences or special rights of the shares of the Class B Preferred Stock so as to affect them adversely; provided, however, that any increase in the amount of authorized Preferred Stock, or the creation and issuance of other series of Preferred Stock ranking junior to the Class B Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to adversely affect such powers, preferences or special rights.

The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Class B Preferred Stock shall have been redeemed or sufficient funds shall have been deposited in trust to effect such redemption.

4. Redemption. The outstanding shares of Class B Preferred Stock shall be nonredeemable prior to the lapse of three (3) years from the date of issuance. On and after such date, the Class B Preferred Stock may be redeemed at the option of the Corporation, as a whole at any time or in part from time to time, at the Redemption Price of $7.50 per share plus all dividends (whether or not declared or due) accrued and unpaid to the date of redemption (subject to the right of the holder of record of shares of Class B Preferred Stock on a record date for the payment of a dividend on the Class B Preferred Stock to receive the dividend due on such shares of Class B Preferred Stock on the corresponding Dividend Due Date).

No sinking fund shall be established for the Class B Preferred Stock.

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Notice of any proposed redemption of shares of Class B Preferred Stock shall be mailed by means of first class mail, postage paid, addressed to the holders of record of the shares of Class B Preferred Stock to be redeemed, at their respective addresses then appearing on the books of the Corporation, at least thirty (30) but not more than sixty (60) days prior to the date fixed for such redemption (herein referred to as the “Redemption Date”). Each such notice shall specify (i) the Redemption Date; (ii) the Redemption Price; (iii) the place for payment and for delivering the stock certificate(s) and transfer instrument(s) in order to collect the Redemption Price; (iv) the shares of Class B Preferred Stock to be redeemed; and (v) the then effective Conversion Price (as defined below) and that the right of holders of shares of Class B Preferred Stock being redeemed to exercise their conversion right shall terminate as to such shares at the close of business on the fifth day before the Redemption Date (provided that no default by the Corporation in the payment of the applicable Redemption Price  [including any accrued and unpaid dividends] shall have occurred and be continuing). Any notice mailed in such manner shall be conclusively deemed to have been duly given whether or not such notice is in fact received. If less than all the outstanding shares of Class B Preferred Stock are to be redeemed, the Corporation will select those to be redeemed by lot or by a substantially equivalent method. In order to facilitate the redemption of Class B Preferred Stock to be redeemed, which shall not be more than sixty (60) days prior to the Redemption Date with respect thereto.

The holder of any shares of Class B Preferred Stock redeemed upon any exercise of the Corporation’s redemption right shall not be entitled to receive payment of the Redemption Price for such shares until such holder shall cause to be delivered to the place specified in the notice given with respect to such redemption (i) the certificate(s) representing such shares of Class B Preferred Stock; and (ii) transfer instrument(s) satisfactory to the Corporation and sufficient to transfer such shares of Class B Preferred Stock to the Corporation free of any adverse interest. No interest shall accrue on the Redemption Price of any share of Class B Preferred Stock after its Redemption Date.

Subject to Section 2 hereof, the Corporation shall have the right to purchase shares of Class B Preferred Stock from the owner of such shares on such terms as may be agreeable to such owner. Shares of Class B Preferred Stock may be acquired by the Corporation from any stockholder pursuant to this paragraph without offering any other stockholder an equal opportunity to sell his stock to the Corporation, and no purchase by the Corporation from any stockholder pursuant to this paragraph shall be deemed to create any right on the part of any stockholder to sell any shares of Class B Preferred Stock (or any other stock) to the Corporation.

Notwithstanding the foregoing provisions of this Section 4, and subject to the provisions of Section 2 hereof, if a dividend upon any shares of Class B Preferred Stock is past due, (i) no shares of the Class B Preferred Stock may be redeemed, except (A) by means of a redemption pursuant to which all outstanding shares of the Class B Preferred Stock are simultaneously redeemed (or offered to be so redeemed) or pursuant to which the outstanding shares of the Class B Preferred Stock are redeemed on a pro rata basis (or offered to be so redeemed), or (B) by conversion of shares of Class B Preferred Stock into, or exchange of such shares for, Common Stock or any other stock of the Corporation ranking junior to the Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up.

5. Liquidation. In the event of any voluntary or involuntary dissolution, liquidation or winding up of the Corporation (for the purposes of this Section 5, a “Liquidation”), before any distribution of assets shall be made to the holders of the Common Stock or the holders of any other stock that ranks junior to the Class B Preferred Stock in respect of distributions upon the Liquidation of the Corporation, the holder of each share of Class B Preferred Stock then outstanding shall be entitled to $6.25 per share plus all dividends (whether or not declared or due) accrued and unpaid on such share on the date fixed for the distribution of assets of the Corporation to the holders of Class B Preferred Stock.

If upon any Liquidation of the Corporation, the assets available for distribution to the holder of Class B Preferred Stock which shall then be outstanding (hereinafter in this paragraph called the “Total Amount Available”) shall be insufficient to pay the holders of all outstanding shares of Class B Preferred Stock the full amounts (including all dividends accrued and unpaid) to which they shall be entitled by reason of such Liquidation of the Corporation, then there shall be paid ratably to the holders of the Class B Preferred Stock in connection with such Liquidation of the Corporation, an amount equal to each holder’s pro rata share of the Total Amount Available.

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The voluntary sale, conveyance, lease, exchange or transfer of all or substantially all the property or assets of the Corporation, or the merger or consolidation of the Corporation into another corporation, or any purchase or redemption of some or all of the shares of any class or series of stock of the Corporation, shall not be deemed to be a Liquidation of the Corporation for the purposes of this Section 5 (unless in connection therewith the Liquidation of the Corporation is specifically approved).

6. Conversion Privilege. At any time subsequent to three years after issuance of any share of Class B Preferred Stock, the holder of any share of Class B Preferred Stock (“Holder”) shall have the right, at such Holder’s option (but if such share is called for redemption or exchange at the election of the Corporation, then in respect of such share only to and including but not after the close of business on (i) the fifth calendar day before the date fixed for such redemption; or (ii) the date fixed for such exchange, provided that the Corporation has set aside funds sufficient to effect such redemption) to convert such share into that number of fully paid and non-assessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing $5.00 by the Conversion Rate then in effect.

a. Conversion Rate. Each share of Class B Preferred Stock may be converted, subject to the terms and provisions of this paragraph 6 into one (1) share of the Corporation’s Common Stock, which is a price equal to one share of Common Stock for each $5.00 of Class B Preferred Stock or, in case an adjustment of such rate has taken place pursuant to the provisions of subdivision (f.) of this paragraph (6), then at the Conversion Rate as last adjusted (such rate or adjusted rate, shall be expressed as the number of shares of Common Stock to be acquired upon conversion of one share of Class B Preferred Stock, and shall be referred to herein as the “Conversion Rate”). Each share of Class B Preferred Stock shall be Convertible into Common Stock by surrender to the Corporation of the certificate representing such shares of Class B Preferred Stock to be converted by the Holder and by giving written notice to the Corporation of the Holder’s election to convert.

The Corporation shall, as soon as practicable after receipt of such written notice and the proper surrender to the Corporation of the certificate or certificates representing shares of Class B Preferred Stock to be converted in accordance with the above provisions, issue and deliver for the benefit of the Holder at the office of the Corporation’s duly appointed transfer agent (the “Transfer Agent”) to the Holder for whose account such shares of Class B Preferred Stock were so surrendered or to such Holder’s nominee or nominees, certificates for the number of shares of Common Stock to which the Holder shall be entitled. The certificates of Common Stock of the Corporation issued upon conversion shall bear such legends as may be required by state or federal laws. Such conversion shall be deemed to have been effective immediately prior to the close of business on the date on which the Corporation shall have received both such written notice and the properly surrendered certificates for shares of Class B Preferred Stock to be converted (the “Conversion Date”), and at such time the rights of the Holder shall cease and the person or persons entitled to receive the shares of Common Stock issuable upon the conversion of such shares of Class B Preferred Stock shall be deemed to be, and shall be treated for all purposes as, the record Holder or Holders of such Common Stock on the Conversion Date. The Corporation shall not be required to convert, and no surrender of shares of Class B Preferred Stock or written notice of conversion with respect thereto shall be effected for that purpose, while the stock transfer books of the Corporation are closed for any reasonable business purpose for any reasonable period of time, but shall be required to convert upon the proper surrender of shares of Class B Preferred Stock for conversion immediately upon the reopening of such books. During the period in which the stock transfer books of the Corporation are closed, the Corporation may neither declare a dividend, declare a record date for payment of dividends nor make any payment of dividends.

b. Dividends. If any shares of Class B Preferred Stock shall be converted during any dividend payment period, the Holder shall be entitled to all dividends accrued up to and through such Conversion Date, at the rate set forth herein, whether or not there has been a Dividend Date, as set forth in paragraph 2 hereof.

c. Cancellation. Class B Preferred Stock converted into Common Stock pursuant to the provisions of this paragraph (6), shall be retired and cancelled by the Corporation and given the status of authorized and unissued preferred stock.

d. Reissuance if Conversion is Partial. In the case of any certificate representing shares of Class B Preferred Stock which is surrendered for conversion only in part, the Corporation shall issue and deliver to the Holder a new certificate or certificates for Class B Preferred Stock of such denominations as requested by the

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Holder in the amount of Class B Preferred Stock equal to the unconverted shares of the Class B Preferred Stock represented by the certificate so surrendered.

e. Reservations of Shares. The Corporation shall at all times during which shares of Class B Preferred Stock may be converted into Common Stock as provided in this paragraph (e), reserve and keep available, out of any Common Stock held as treasury stock or out of its authorized and unissued Common Stock, or both, solely for the purpose of delivery upon conversion of the shares of Class B Preferred Stock as herein provided, such number of shares of Common Stock as shall then be sufficient to effect the conversion of all shares of Class B Preferred Stock from time to time outstanding, and shall take such action as may from time to time be necessary to ensure that such shares of Common Stock will, when issued upon conversion of Class B Preferred Stock, be fully paid and nonassessable.

f. Adjustment of Conversion Rate. The Conversion Rate provided in subdivision (a) of this paragraph (6), in respect of Class B Preferred Stock, shall be subject to adjustments from time to time as follows:

(i) While any shares of Class B Preferred Stock shall be outstanding, in case the Corporation shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock or combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, or issue, by reclassification of its shares of Common Stock, any shares of the Corporation, the Conversion Rate in effect immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the number of shares which it would have owned or been entitled to receive after the happening of any of the events described above, had such shares of Class B Preferred Stock been converted immediately prior to the happening of such event, such adjustment to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination or reclassification, as the case may be, becomes effective.

(ii) In case the Corporation shall be consolidated with, or merge into, any other corporation, and the Corporation does not survive, proper provisions shall be made as a part of the terms of such consolidation or merger, whereby the Holder shall thereafter be entitled, upon exercise of such Holder’s conversion rights, to receive the kind and amount of shares of stock or other securities of the Corporation resulting from such consolidation or merger, or such other property, as the Holder would have received if such conversion rights were exercised immediately prior to the effectiveness of such merger or consolidation.

(iii) In the event the Corporation at any time, or from time to time after June 15, 1996 makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock or Common Stock Equivalents (as defined herein) which does not provide for the payment of any consideration upon the issuance, conversion or exercise thereof, without a corresponding dividend or other distribution to the Holder, based upon the number of shares of Common Stock into which the Class B Preferred Stock is convertible, then and in each such event the Conversion Rate then in effect will be increased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying such Conversion Rate by a fraction:

(A) The numerator of which will be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution (which, in the case of Common Stock Equivalents, shall mean the maximum number of shares of Common Stock issuable with respect thereto, as set forth in the instrument relative thereto without regard to any provision for subsequent adjustment); and

(B) The denominator of which will be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date;

provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Rate will be recomputed accordingly as of the close of

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business on such record date, and thereafter such Conversion Rate will be adjusted pursuant to this subparagraph (iii) as of the time of actual payment of such dividends or distributions.

(iv) In the event the Corporation at any time or from time to time after June 15, 1996 makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable to all holders of Common Stock in securities of the Corporation Stock Equivalents, then, upon making such dividend or distribution provisions will be made so that the Holder will receive the amount of securities of the Corporation which it would have received had its Class B Preferred Stock been converted into Common Stock on the date of such event.

(v) In the event the Corporation sells or issues any Common Stock, or sells or issues Common Stock Equivalents which can be converted into Common Stock at a per share consideration (as defined below in this subparagraph (v)) less than the Stipulated Price then in effect, then the Holder shall be entitled to purchase from the Corporation in cash (for the same per share consideration at which such Common Stock was issued or the per share price at which a share of Common Stock is acquirable upon exercise or conversion of Common Stock Equivalents) that additional number of shares of Common Stock which, when added to the number of shares of Common Stock acquirable by the Holder upon conversion of any shares of Class B Preferred Stock outstanding and held by such Holder immediately before such issue or sale (the “Acquirable Shares”), will equal a percentage of the number of shares of Common Stock Deemed Outstanding (as defined herein) immediately after such sale or issuance that is the same as the percentage of the number of shares of Common Stock Deemed Outstanding immediately before such issuance or sale represented by the Acquirable Shares. This right shall exist for a forty-five-day period following the sale or issuance of shares of Common Stock or Common Stock Equivalents, and thereafter shall cease to exist.

For the above purposes, the per share consideration with respect to the sale or issuance of Common Stock will be the price per share received by the Corporation, prior to the payment of any expenses, commissions, discounts and other applicable costs. With respect to the sale or issuance of Common Stock Equivalents which are convertible into or exchangeable for Common Stock without further consideration, the per share consideration will be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents (as set forth in the instrument relating thereto without regard to any provisions contained therein for subsequent adjustment of such number) into the aggregate consideration receivable by the Corporation upon the sale or issuance of such Common Stock Equivalents. With respect to the issuance of other Common Stock Equivalents, the per share consideration will be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents into the total aggregate consideration received by the Corporation upon the sale or issuance of such Common Stock Equivalents plus the minimum aggregate amount of additional consideration received by the Corporation upon the conversion or exercise of such Common Stock Equivalents. In connection with the sale or issuance of Common Stock and/or Common Stock Equivalents for non-cash consideration, the amount of consideration will be the fair market value of such consideration as determined in good faith by the Board of Directors of the Corporation.

(vi) As used herein, the term “Stipulated Price” means initial price of $5.00 per share of Common Stock, as adjusted from time to time pursuant to subparagraph (viii) of this paragraph 6(f); and the term “Common Stock Equivalent” means any securities (whether debt or equity securities) or rights issued by the Corporation convertible into or entitling the holder thereof to receive shares of, or securities convertible into, Common Stock. The number of shares of “Common Stock Deemed Outstanding” at any date shall equal the sum of the number of shares of Common Stock then outstanding plus the number of shares of Common Stock then obtainable pursuant to Common Stock Equivalents.

(vii) In the event the Corporation declares any dividend or distribution payable to holders of its Common Stock (other than dividends payable out of the Corporation’s retained earnings or earned surplus and dividends payable in shares of Common Stock or in securities convertible into or exchangeable for shares of Common Stock or rights or warrants to purchase Common Stock or securities convertible into or exchangeable for shares of Common Stock or any other securities issued by the Corporation), the Conversion Rate in effect immediately prior to the record date for such dividend or distribution shall be proportionately adjusted so that the Holder shall be entitled to receive the number of shares of Common Stock into which such

EXHIBIT A

shares of Common Stock or Preferred Stock was convertible immediately prior to such record date multiplied by a fraction, the numerator of which is the fair market value of a share of Common Stock on such record date and the denominator of which is such per share fair market value of a share of Common Stock on such record date less the fair market value on such record date of the securities or other property which are distributed as a dividend or other distribution. The term “fair market value” of a share of Common Stock or of any other security or other type of property on any date means (A) in the case of Common Stock or any other security (I) if the principal trading market for such Common Stock or other security is an exchange or the NASDAQ national market on such date, the closing price on such exchange or the NASDAQ national market on such date, provided, if trading of such Common Stock or other security is listed on any consolidated tape, the fair market value shall be the closing price set forth on such consolidated tape on such date, or (II) if the principal market for such Common Stock or other security is the over-the-counter market (other than the NASDAQ national market) the mean between the closing bid and asked prices on such date as set forth by NASDAQ; or (B) in the case of Common Stock or any other security for which the fair market value cannot be determined pursuant to clause (A) above or of any other security or type of property, fair market value thereof on such date as determined in good faith by the Board of Directors.

(viii) Whenever the Conversion Rate is adjusted pursuant to this paragraph 6(f), the Stipulated Price shall also be adjusted by multiplying it by a fraction that is the reciprocal of the fraction used to adjust the Conversion Rate.

(ix) The Corporation will not, by amendment of its ~~Articles of Incorporation~~ Certificate of Formation or through any dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but at all times in good faith will assist in the carrying out of all the provisions of this paragraph and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder against impairment.

(x) No adjustment in the Conversion Rate shall be required, unless such adjustment would require an increase or decrease of at least one (1) share of Common Stock in the Conversion Rate of one share of Class B Preferred Stock, provided that all adjustments which do not meet this minimum requirement shall be cumulated and the adjustment will be made when the cumulated total is sufficient to require an adjustment. All calculations made pursuant to this subparagraph (x) of paragraph 6(f) shall be made to the nearest one hundredth (1/100th) of a share of Common Stock.

g. Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares of Common Stock shall be issued upon any conversion of shares of Class B Preferred Stock but, in lieu thereof, there shall be paid an amount in cash equal to the same fraction of the current market price of a whole share of Common Stock on the day preceding the day of conversion.

h. Statement to Transfer Agent. Whenever the Conversion Rate for shares of Class B Preferred Stock shall be adjusted pursuant to the provisions of paragraph 6(f) hereof, the Corporation shall forthwith maintain at its office and, if applicable, file with the Transfer Agent for shares of Class B Preferred Stock and for shares of Common Stock, a statement signed by the President or a Vice President of the Corporation and by its Treasurer or an Assistant Treasurer, stating the adjusted Conversion Rate and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment, such calculations to be confirmed by the Corporation’s independent auditors, and stating the facts on which the calculation is based. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required.

7. Registration Rights.

a. Piggyback Registration. The Corporation, for a period ending six months after the last share of Class B Preferred Stock is redeemed, retired, converted or otherwise no longer outstanding, will give written notice to the Holder not less than 20 days in advance of the initial filing of any registration statement under the Securities Act of 1933 (other than a registration Statement pertaining to securities issuable pursuant to employee stock option, stock purchase, or similar plans or a registration statement pertaining to securities issuable in connection with the acquisition of a business, whether through merger, consolidation, acquisition of assets, or exchange of securities)

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covering any Common Stock or other securities of the Corporation, and will afford the Holder the opportunity to have included in such registration all or such part of the shares of Common Stock acquired upon conversion of Class B Preferred Stock, as may be designated by written notice to the Corporation not later than 10 days following receipt of such notice from the Corporation. The Corporation shall be entitled to exclude the shares of Common Stock held by the Holder from any one, but not more than one, such registration if the Corporation is advised by its investment banking firm that the inclusion of such shares will, in the opinion of such investment banking firm, materially interfere with the orderly sale and distribution of the securities being offered under such registration statement by the Corporation. Notwithstanding the foregoing, the Corporation shall not be entitled to exclude the shares of Common Stock held by the Holder if shares of other shareholders are being included in any such registration statement and, in such circumstances, the Holder shall be entitled to include the shares of Common Stock held by them on a pro rata basis in the proportion that the number of shares of Common Stock held by the Holder bears to the shares of Common Stock held by all other shareholders, including shares in such registration statement. The Holder shall not be entitled to include shares in more than two registration statements pursuant to the provisions of this subdivision (a) of paragraph 7, and all rights of the Holder under this subdivision (a) of paragraph 7 shall terminate after the Holder has included shares of Common Stock in two registration statements pursuant to this subdivision (a) of paragraph 7.

b. Expenses. The Corporation will pay all out-of-pocket costs and expenses of any registration effected pursuant to the provisions of subdivision (a) of this paragraph 7, including registration fees, legal fees, accounting fees, printing expenses (including such number of any preliminary and the final prospectus as may be reasonably requested), blue sky qualification fees and expenses, and all other expenses, except for underwriting commissions or discounts applicable to the shares of Common Stock being sold by the Holder and the fees of counsel for the Holder, all of which shall be paid by the Holder.

8. Reports.

So long as any of the Class B Preferred Stock shall be outstanding, the Corporation shall submit to the Holder financial reports no less frequently than annually.

9. Miscellaneous.

a. As used herein, the term “Common Stock” shall mean the Corporation’s Common Stock, no par value, or, in the case of any reclassification or change of outstanding shares of Common Stock, the stock or securities issued in exchange for such Common Stock. The term “Common Stock” shall also include any capital stock of the Corporation authorized after June 15, 1995 which shall not be limited to a fixed sum or sums or percentage or percentages of par value in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

b. The shares of Class B Preferred Stock shall be fully transferrable by the Holder thereof, subject to compliance with the applicable provisions of federal and state securities laws.

IN WITNESS WHEREOF, RETRACTABLE TECHNOLOGIES, INC. has caused its corporate seal to be hereunto affixed and this Certificate to be signed by its President and Secretary this           day of May, 1995.

/s/ Thomas J. Shaw
President

ATTEST:

/s/Lillian E. Salerno
Secretary

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CERTIFICATE OF DESIGNATION, PREFERENCES

RIGHTS AND LIMITATIONS OF THE SERIES II CLASS B

CONVERTIBLE PREFERRED STOCK

OF

RETRACTABLE TECHNOLOGIES, INC.

Pursuant to ~~Article 2.13 of the Texas Business Corporation Act and Article Five of its Articles of Incorporation~~ Texas law and its Certificate of Formation, Retractable Technologies, Inc., a corporation organized and existing under the laws of the State of Texas (the Corporation),

DOES HEREBY CERTIFY that pursuant to the authority conferred upon the Board of Directors of the Corporation by the ~~Articles of Incorporation~~ Certificate of Formation, as amended, and pursuant to ~~Article 2.13 of the Texas Business Corporation Act~~ Texas law, said Board of Directors, by unanimous written consent executed May 10, 1995, adopted a resolution providing for the creation of a series of Preferred Stock consisting of not more than five million (5,000,000) shares of Series II Class B Convertible Preferred Stock, which resolution is and reads as follows:

RESOLVED that, pursuant to the authority provided in the Corporation’s ~~Articles of Incorporation~~ Certificate of Formation and expressly granted to and vested in the Board of Directors of Retractable Technologies, Inc. (the “Corporation”), the Board of Directors hereby creates out of the Preferred Stock, par value one dollar per share, of the Corporation a series of Series II Class B Preferred Stock consisting of not more than five million (5,000,000) shares, and the Board of Directors hereby fixes the designation and the powers, preference and rights, and the qualifications, limitations and restrictions thereof, to the extent not otherwise provided in the Corporation’s qualifications, limitations and restrictions thereof, to the extent not otherwise provided in the Corporation’s ~~Articles of Incorporation~~ Certificate of Formation, as follows:

1. Designation of Series. The designation of the series of Preferred Stock created by this resolution shall be “Series II Class B Convertible Preferred Stock” (the “Series II Class B Preferred Stock”).

2. Dividends on Series II Class B Preferred Stock.

a. Dividend Amount. The holders of the Series II Class B Preferred Stock shall be entitled to receive, in any calendar year, if, when and as declared by the Board of Directors, out of any assets at the time legally available therefor and subject to the further limitations set out herein, dividends at the per annum rate of $1.00 per share, all such dividends due quarterly in arrears as of the last day of each March, June, September and December of each year, the first dividend being declarable on December 31, 1997. On each date which a dividend may be declared is hereafter called the “Dividend Date,” and each quarterly period ending with a Dividend Date is hereinafter referred to as the “Dividend Period.” Dividends shall be payable fifteen calendar days after the Dividend Due Date, provided however, that if such date on which a dividend is payable is a Saturday, Sunday or legal holiday, such dividend shall be payable on the next following business day to the holders of record (whether singular or plural, the “Holder”).

b. Dividends Cumulative. Dividends upon the Series II Class B Preferred Stock shall be accrued and be cumulative, whether or not in any Dividend Period or Periods there shall be funds of the Corporation legally available for the payment of such dividends.

c. Dividend Accrual. On each Dividend Due Date all dividends which shall have accrued since the last Dividend Due Date on each share of Series II Class B Preferred Stock outstanding on such Dividend Due Date shall accumulate and be deemed to become “due.” Any dividend which shall not be paid on the Dividend Due Date on which it shall become due shall be deemed to be “past due” until such dividend shall be paid or until the share of Series II Class B Preferred Stock with respect to which such dividend became due shall no longer be outstanding, whichever is the earlier to occur. No interest, sum of money in lieu of interest or other property or securities shall be payable in respect of any dividend payment or payments which are past due. Dividends paid on shares of Series II Class B Preferred Stock in an amount less than the total amount of such dividends at the time accumulated and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time

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outstanding. Dividend payments made with respect to a Dividend Due Date shall be deemed to be made in payment of the dividends which became due on that Dividend Due Date.

d. Dividend Arrearage. If a dividend upon any shares of Series II Class B Preferred Stock is in arrears, all dividends or other distributions declared upon shares of the Series II Class B Preferred Stock (other than dividends paid in stock of the Corporation ranking junior to the Series II Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up) may only be declared pro rata. Except as set forth above, if a dividend upon any shares of Series II Class B Preferred Stock is in arrears: (i) no dividends (in cash, stock or other property) may be paid or declared and set aside for payment or any other distribution made upon any stock of the Corporation ranking junior to the Series II Class B Preferred Stock as to dividends (other than dividends of distributions in stock of the Corporation ranking junior to the Series II Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up); and (ii) no stock of the Corporation ranking junior to the Series II Class B Preferred Stock as to dividends may be (A) redeemed pursuant to a sinking fund or otherwise, except (1) by means of redemption pursuant to which all outstanding shares of the Series II Class B Preferred Stock are redeemed, or (2) by conversion of any such junior stock into, or exchange of any such junior stock into, or exchange of any such junior stock for stock of the Corporation ranking junior to the Series II Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up, or (B) purchased or otherwise acquired for any consideration by the Corporation except (1) pursuant to an acquisition made pursuant to the terms of one or more offers to purchase all of the outstanding shares of the Series II Class B Preferred Stock, which offers shall each have been accepted by the holders of at least 50% of the shares of the Series II Class B Preferred Stock receiving such offer outstanding at the commencement of the first of such purchase offers, or (2) by conversion into or exchange for stock of the Corporation ranking junior to the Series II Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up.

3. General, Class and Series Voting Rights. Except as provided in this Section 3 and in Section 4 hereof or as otherwise from time to time required by law, the Series II Class B Preferred Stock shall have no voting rights.

So long as any shares of Series II Class B Preferred Stock remain outstanding, the consent of the holders of at least fifty-one (51%) percent of the shares of Series II Class B Preferred Stock outstanding at the time voting separately as a class, given in person or by proxy, either in writing at any special or annual meeting called for the purpose, shall be necessary to permit, effect or validate any one or more of the following:

(i) The authorization, creation or issuance, or any increase in the authorized or issued amount, of any class or series of stock (including any class or series of Preferred Stock) ranking equal or prior (as the terms are hereinafter defined in this Section 3) to the Series II Class B Preferred Stock; or

(ii) The amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the ~~Articles of Incorporation~~ Certificate of Formation or of this resolution which would alter or change the powers, preferences or special rights of the shares of the Series II Class B Preferred Stock so as to affect them adversely; provided, however, that any increase in the amount of authorized Preferred Stock, or the creation and issuance of other series of Preferred Stock ranking junior to the Series II Class B Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to adversely affect such powers, preferences or special rights.

The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series II Class B Preferred Stock shall have been redeemed or sufficient funds shall have been deposited in trust to effect such redemption.

4. Default Voting Rights. Whenever, at any time or times, dividends payable on the shares of Series II Class B Preferred Stock shall be in arrears for twelve (12) consecutive quarterly dividend periods, the holders of a majority of the outstanding shares of Series II Class B Preferred Stock shall have the exclusive right (voting separately as a class) to elect one-third of the Board of Directors of the Corporation at the Corporation’s next annual meeting of stockholders (to serve until the next annual meeting of shareholders, and until their successors are duly elected and qualified) and at each subsequent annual meeting of stockholders so long as such arrearage shall continue, and the Common Stock voting separately as a class, shall be entitled to elect the remainder of the Board of Directors of the Corporation. At elections for such directors, each holder of Series II Class B Preferred Stock shall be entitled to one

EXHIBIT B

vote for each share of Preferred Stock held. The right of the holders of Series II Class B Preferred Stock, voting separately as a class, to elect members of the Board of the Directors of the Corporation as aforesaid shall continue until such time as all dividends accumulated on the Series II Class B Preferred Stock shall have been paid in full, at which time such right shall terminate, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above mentioned.

Directors elected by the holders of Series II Class B Preferred Stock shall continue to serve as such directors until such time as all dividends accumulated on the Series II Class B Preferred Stock shall have been paid in full, at which time the term of office of all persons elected as directors by the holders of shares of Series II Class B Preferred Stock shall forthwith terminate. In the case of any vacancy in the office of a director occurring among the directors elected by the holder of a class (with the Series II Class B Preferred Stock and Common Stock being treated as separate classes) of stock, the remaining directors so elected by that class may by affirmative vote of a majority thereof (or the remaining director so elected if there be but one) elect a successor or successors to hold office for the unexpired term of the director or directors whose place or places shall be vacant. Any director who shall have been elected by the holders of a class of stock or by any directors so elected as provided in the next preceding sentence hereof may be removed during the aforesaid term of office, either for or without cause, by, and only by, the affirmative vote of the holders of a majority of the shares of the class of stock who elected such director or directors, given either at a special meeting of such shareholders duly called for that purpose or pursuant to a written consent of shareholders, and any vacancy thereby created may be filled by the holders of that class of stock represented at such meeting or pursuant to such written consent. Whenever the term of office of the directors elected by the holders of Series II Class B Preferred Stock voting as a class shall end and the special voting powers vested in the holders of Series II Class B Preferred Stock voting as a class shall end and the special voting powers vested in the holders of Series II Class B Preferred Stock as provided in this Section 4 shall have expired, the number of directors shall be such number as may be provided for in the ~~Articles of Incorporation~~ Certificate of Formation or Bylaws irrespective of any increase made pursuant to the provisions of this Section 4.

5. Redemption. The outstanding shares of Series II Class B Preferred Stock shall be nonredeemable prior to the lapse of three (3) years from the date of issuance. On and after such date, the Series II Class B Preferred Stock may be redeemed at the option of the Corporation, as a whole at any time or in part from time to time, at the Redemption Price of $15.00 per share plus all dividends (whether or not declared or due) accrued and unpaid to the date of redemption (subject to the right of the holder of record of shares of Series II Class B Preferred Stock on a record date for the payment of a dividend on the Series II Class B Preferred Stock to receive the dividend due on such shares of Series II Class B Preferred Stock on the corresponding Dividend Due Date).

No sinking fund shall be established for the Series II Class B Preferred Stock.

Notice of any proposed redemption of shares of Series II Class B Preferred Stock shall be mailed by means of first class mail, postage paid, addressed to the holders of record of the shares of Series II Class B Preferred Stock to be redeemed, at their respective addresses then appearing on the books of the Corporation, at least thirty (30) but not more than sixty (60) days prior to the date fixed for such redemption (herein referred to as the “Redemption Date”). Each such notice shall specify (i) the Redemption Date; (ii) the Redemption Price; (iii) the place for payment and for delivering the stock certificate(s) and transfer instrument(s) in order to collect the Redemption Price; (iv) the shares of Series II Class B Preferred Stock to be redeemed; and (v) the then effective Conversion Price (as defined below) and that the right of holders of shares of Series II Class B Preferred Stock being redeemed to exercise their conversion right shall terminate as to such shares at the close of business on the fifth day before the Redemption Date (provided that no default by the Corporation in the payment of the applicable Redemption Price [including any accrued and unpaid dividends] shall have occurred and be continuing). Any notice mailed in such manner shall be conclusively deemed to have been duly given whether or not such notice is in fact received. If less than all the outstanding shares of Series II Class B Preferred Stock are to be redeemed, the Corporation will select those to be redeemed by lot or by a substantially equivalent method. In order to facilitate the redemption of Series II Class B Preferred Stock to be redeemed, which shall not be more than sixty (60) days prior to the Redemption Date with respect thereto.

The holder of any shares of Series II Class B Preferred Stock redeemed upon any exercise of the Corporation’s redemption right shall not be entitled to receive payment of the Redemption Price for such shares until such holder shall cause to be delivered to the place specified in the notice given with respect to such redemption (i)

EXHIBIT B

the certificate(s) representing such shares of Series II Class B Preferred Stock; and (ii) transfer instrument(s) satisfactory to the Corporation and sufficient to transfer such shares of Series II Class B Preferred Stock to the Corporation free of any adverse interest. No interest shall accrue on the Redemption Price of any share of Series II Class B Preferred Stock after its Redemption Date.

Subject to Section 2 hereof, the Corporation shall have the right to purchase shares of Series II Class B Preferred Stock from the owner of such shares on such terms as may be agreeable to such owner. Shares of Series II Class B Preferred Stock may be acquired by the Corporation from any stockholder pursuant to this paragraph without offering any other stockholder an equal opportunity to sell his stock to the Corporation, and no purchase by the Corporation from any stockholder pursuant to this paragraph shall be deemed to create any right on the part of any stockholder to sell any shares of Series II Class B Preferred Stock (or any other stock) to the Corporation.

Notwithstanding the foregoing provisions of this Section 5, and subject to the provisions of Section 2 hereof, if a dividend upon any shares of Series II Class B Preferred Stock is past due, (i) no shares of the Series II Class B Preferred Stock may be redeemed, except (A) by means of a redemption pursuant to which all outstanding shares of the Series II Class B Preferred Stock are simultaneously redeemed (or offered to be so redeemed) or pursuant to which the outstanding shares of the Series II Class B Preferred Stock are redeemed on a pro rata basis (or offered to be so redeemed), or (B) by conversion of shares of Series II Class B Preferred Stock into, or exchange of such shares for, Common Stock or any other stock of the Corporation ranking junior to the Series II Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up.

6. Liquidation. In the event of any voluntary or involuntary dissolution, liquidation or winding up of the Corporation (for the purposes of this Section 6, a “Liquidation”), before any distribution of assets shall be made to the holders of the Common Stock or the holders of any other stock that ranks junior to the Series II Class B Preferred Stock in respect of distributions upon the Liquidation of the Corporation, the holder of each share of Series II Class B Preferred Stock then outstanding shall be entitled to $12.50 per share plus all dividends (whether or not declared or due) accrued and unpaid on such share on the date fixed for the distribution of assets of the Corporation to the holders of Series II Class B Preferred Stock.

If upon any Liquidation of the Corporation, the assets available for distribution to the holder of Series II Class B Preferred Stock which shall then be outstanding (hereinafter in this paragraph called the “Total Amount Available”) shall be insufficient to pay the holders of all outstanding shares of Series II Class B Preferred Stock the full amounts (including all dividends accrued and unpaid) to which they shall be entitled by reason of such Liquidation of the Corporation, then there shall be paid ratably to the holders of the Series II Class B Preferred Stock in connection with such Liquidation of the Corporation, an amount equal to each holder’s pro rata share of the Total Amount Available.

The voluntary sale, conveyance, lease, exchange or transfer of all or substantially all the property or assets of the Corporation, or the merger or consolidation of the Corporation into another corporation, or any purchase or redemption of some or all of the shares of any class or series of stock of the Corporation, shall not be deemed to be a Liquidation of the corporation for the purposes of this Section 6 (unless in connection therewith the Liquidation of the Corporation is specifically approved).

7. Conversion Privilege. At any time subsequent to three years after issuance of any share of Series II Class B Preferred Stock, the holder of any share of Series II Class B Preferred Stock (“Holder”) shall have the right, at such Holder’s option (but if such share is called for redemption or exchange at the election of the Corporation, then in respect of such share only to and including but not after the close of business on (i) the fifth calendar day before the date fixed for such redemption; or (ii) the date fixed for such exchange, provided that the Corporation has set aside funds sufficient to effect such redemption) to convert such share into that number of fully paid and non-assessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing $10.00 by the Conversion Rate then in effect.

a. Conversion Rate. Each share of Series II Class B Preferred Stock may be converted, subject to the terms and provisions of this paragraph 7 into one (1) share of the Corporation’s Common Stock, which is a price equal to one share of Common Stock for each $10.00 of Series II Class B Preferred Stock or, in case an adjustment of such rate has taken place pursuant to the provisions of subdivision (f.) of this paragraph (7),

EXHIBIT B

then at the Conversion Rate as last adjusted (such rate or adjusted rate, shall be expressed as the number of shares of Common Stock to be acquired upon conversion of one share of Series II Class B Preferred Stock, and shall be referred to herein as the “Conversion Rate”). Each share of Series II Class B Preferred Stock shall be Convertible into Common Stock by surrender to the Corporation of the certificate representing such shares of Series II Class B Preferred Stock to be converted by the Holder and by giving written notice to the Corporation of the Holder’s election to convert.

The Corporation shall, as soon as practicable after receipt of such written notice and the proper surrender to the Corporation of the certificate or certificates representing shares of Series II Class B Preferred Stock to be converted in accordance with the above provisions, issue and deliver for the benefit of the Holder at the office of the Corporation’s duly appointed transfer agent (the “Transfer Agent”) to the Holder for whose account such shares of Series II Class B Preferred Stock were so surrendered or to such Holder’s nominee or nominees, certificates for the number of shares of Common Stock to which the Holder shall be entitled. The certificates of Common Stock of the Corporation issued upon conversion shall bear such legends as may be required by state or federal laws. Such conversion shall be deemed to have been effective immediately prior to the close of business on the date on which the Corporation shall have received both such written notice and the properly surrendered certificates for shares of Series II Class B Preferred Stock to be converted (the “Conversion Date”), and at such time the rights of the Holder shall cease and the person or persons entitled to receive the shares of Common Stock issuable upon the conversion of such shares of Series II Class B Preferred Stock shall be deemed to be, and shall be treated for all purposes as, the record Holder or Holders of such Common Stock on the Conversion Date. The Corporation shall not be required to convert, and no surrender of shares of Series II Class B Preferred Stock or written notice of conversion with respect thereto shall be effected for that purpose, while the stock transfer books of the Corporation are closed for any reasonable business purpose for any reasonable period of time, but shall be required to convert upon the proper surrender of shares of Series II Class B Preferred Stock for conversion immediately upon the reopening of such books. During the period in which the stock transfer books of the Corporation are closed, the Corporation may neither declare a dividend, declare a record date for payment of dividends nor make any payment of dividends.

b. Dividends. If any shares of Class B Preferred Stock shall be converted during any dividend payment period, the Holder shall be entitled to all dividends accrued up to and through such Conversion Date, at the rate set forth herein, whether or not there has been a Dividend Date, as set forth in paragraph 2 hereof.

c. Cancellation. Class B Preferred Stock converted into Common Stock pursuant to the provisions of this paragraph (7) shall be retired and cancelled by the Corporation and given the status of authorized and unissued preferred stock.

d. Reissuance if Conversion is Partial. In the case of any certificate representing shares of Series II Class B Preferred Stock which is surrendered for conversion only in part, the Corporation shall issue and deliver to the Holder a new certificate or certificates for Series II Class B Preferred Stock of such denominations as requested by the Holder in the amount of Series II Class B Preferred Stock equal to the unconverted shares of the Series II Class B Preferred Stock represented by the certificate so surrendered.

e. Reservations of Shares. The Corporation shall at all times during which shares of Series II Class B Preferred Stock may be converted into Common Stock as provided in this paragraph (e), reserve and keep available, out of any Common Stock held as treasury stock or out of its authorized and unissued Common Stock, or both, solely for the purpose of delivery upon conversion of the shares of Series II Class B Preferred Stock as herein provided, such number of shares of Common Stock as shall then be sufficient to effect the conversion of all shares of Series II Class B Preferred Stock from time to time outstanding, and shall take such action as may from time to time be necessary to ensure that such shares of Common Stock will, when issued upon conversion of Series II Class B Preferred Stock, be fully paid and nonassessable.

f. Adjustment of Conversion Rate. The Conversion Rate provided in subdivision (a) of this paragraph (7), in respect of Class B Preferred Stock, shall be subject to adjustments from time to time as follows:

(i) While any shares of Series II Class B Preferred Stock shall be outstanding, in case the Corporation shall subdivide the outstanding shares of Common Stock into a greater number of shares of

EXHIBIT B

Common Stock or combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, or issue, by reclassification of its shares of Common Stock any shares of the Corporation, the Conversion Rate in effect immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the number of shares which it would have owned or been entitled to receive after the happening of any of the events described above, had such shares of Series II Class B Preferred Stock been converted immediately prior to the happening of such event, such adjustment to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination or reclassification, as the case may be, becomes effective.

(ii) In case the Corporation shall be consolidated with, or merge into, any other corporation, and the Corporation does not survive, proper provisions shall be made as a part of the terms of such consolidation or merger, whereby the Holder shall thereafter be entitled, upon exercise of such Holder’s conversion rights, to receive the kind and amount of shares of stock or other securities of the Corporation resulting from such consolidation or merger, or such other property, as the Holder would have received if such conversion rights were exercised immediately prior to the effectiveness of such merger or consolidation.

(iii) In the event the Corporation at any time, or from time to time after June 15, 1997 makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock or Common Stock Equivalents (as defined herein) which does not provide for the payment of any consideration upon the issuance, conversion or exercise thereof, without a corresponding dividend or other distribution to the Holder, based upon the number of shares of Common Stock into which the Series II Class B Preferred Stock is convertible, then and in each such event the Conversion Rate then in effect will be increased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying such Conversion Rate by a fraction:

(A) The numerator of which will be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution (which, in the case of Common Stock Equivalents, shall mean the maximum number of shares of Common Stock issuable with respect thereto, as set forth in the instrument relative thereto without regard to any provision for subsequent adjustment); and

(B) The denominator of which will be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date;

provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Rate will be recomputed accordingly as of the close of business on such record date, and thereafter such Conversion Rate will be adjusted pursuant to this subparagraph (iii) as of the time of actual payment of such dividends or distributions.

(iv) In the event the Corporation at any time or from time to time after June 15, 1997 makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable to all holders of Common Stock in securities of the Corporation or Common Stock Equivalents, then, upon making such dividend or distribution provisions will be made so that the Holder will receive the amount of securities of the Corporation which it would have received had its Series II Class B Preferred Stock been converted into Common Stock on the date of such event.

(v) In the event the Corporation sells or issues any Common Stock, or sells or issues Common Stock Equivalents which can be converted into Common Stock at a per share consideration (as defined below in this subparagraph (v)) less than the Stipulated Price then in effect, then the Holder shall be entitled to purchase from the Corporation in cash (for the same per share consideration at which such Common Stock was issued or the per share price at which a share of Common Stock is

EXHIBIT B

acquirable upon exercise or conversion of Common Stock Equivalents) that additional number of shares of Common Stock which, when added to the number of shares of Common Stock acquirable by the Holder upon conversion of any shares of Series II Class B Preferred Stock outstanding and held by such Holder immediately before such issue or sale (the “Acquirable Shares”), will equal a percentage of the number of shares of Common Stock Deemed Outstanding (as defined herein) immediately after such sale or issuance that is the same as the percentage of the number of shares of Common Stock Deemed Outstanding immediately before such issuance or sale represented by the Acquirable Shares. This right shall exist for a forty-five-day period following the sale or issuance of shares of Common Stock or Common Stock Equivalents, and thereafter shall cease to exist.

For the above purposes, the per share consideration with respect to the sale or issuance of Common Stock will be the price per share received by the Corporation, prior to the payment of any expenses, commissions, discounts and other applicable costs. With respect to the sale or issuance of Common Stock Equivalents which are convertible into or exchangeable for Common Stock without further consideration, the per share consideration will be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents (as set forth in the instrument relating thereto without regard to any provisions contained therein for subsequent adjustment of such number) into the aggregate consideration receivable by the Corporation upon the sale or issuance of such Common Stock Equivalents. With respect to the issuance of other Common Stock Equivalents, the per share consideration will be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents into the total aggregate consideration received by the Corporation upon the sale or issuance of such Common Stock Equivalents plus the minimum aggregate amount of additional consideration received by the Corporation upon the conversion or exercise of such Common Stock Equivalents. In connection with the sale or issuance of Common Stock and/or Common Stock Equivalents for non-cash consideration, the amount of consideration will be the fair market value of such consideration as determined in good faith by the Board of Directors of the Corporation.

(vi) As used herein, the term “Stipulated Price” means initial price of $10.00 per share of Common Stock, as adjusted from time to time pursuant to subparagraph (viii) of this paragraph 7(f); and the term “Common Stock Equivalent” means any securities (whether debt or equity securities) or rights issued by the Corporation convertible into or entitling the holder thereof to receive shares of, or securities convertible into, Common Stock. The number of shares of “Common Stock Deemed Outstanding” at any date shall equal the sum of the number of shares of Common Stock then outstanding plus the number of shares of Common Stock then obtainable pursuant to Common Stock Equivalents.

(vii) In the event the Corporation declares any dividend or distribution payable to holders of its Common Stock (other than dividends payable out of the Corporation’s retained earnings or earned surplus and dividends payable in shares of Common Stock or in securities convertible into or exchangeable for shares of Common Stock or rights or warrants to purchase Common Stock or securities convertible into or exchangeable for shares of Common Stock or any other securities issued by the Corporation), the Conversion Rate in effect immediately prior to the record date for such dividend or distribution shall be proportionately adjusted so that the Holder shall be entitled to receive the number of shares of Common Stock into which such shares of Common Stock or Preferred Stock was convertible immediately prior to such record date multiplied by a fraction, the numerator of which is the fair market value of a share of Common Stock on such record date and the denominator of which is such per share fair market value of a share of Common Stock on such record date less the fair market value on such record date of the securities or other property which are distributed as a dividend or other distribution. The term “fair market value” of a share of Common Stock or of any other security or other type of property on any date means (A) in the case of Common Stock or any other security (I) if the principal trading market for such Common Stock or other security is an exchange or the NASDAQ national market on such date, the closing price on such exchange or the NASDAQ national market on such date, provided, if trading of such Common Stock or other security is listed on any consolidated tape, the fair market value shall be the closing price set forth on such consolidated tape on such date, or (II) if the principal market for such Common Stock or other security is the over-the-counter market

EXHIBIT B

(other than the NASDAQ national market) the mean between the closing bid and asked prices on such date as set forth by NASDAQ or (B) in the case of Common Stock or any other security for which the fair market value cannot be determined pursuant to clause (A) above or of any other security or type of property, fair market value thereof on such date as determined in good faith by the Board of Directors.

(viii) Whenever the Conversion Rate is adjusted pursuant to this paragraph 7(f), the Stipulated Price shall also be adjusted by multiplying it by a fraction that is the reciprocal of the fraction used to adjust the Conversion Rate.

(ix) The Corporation will not, by amendment of its ~~Articles of Incorporation~~ Certificate of Formation or through any dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but at all times in good faith will assist in the carrying out of all the provisions of this paragraph and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder against impairment.

(x) No adjustment in the Conversion Rate shall be required, unless such adjustment would require an increase or decrease of at least one (1) share of Common Stock in the Conversion Rate of one share of Series II Class B Preferred Stock, provided that all adjustments which do not meet this minimum requirement shall be cumulated and the adjustment will be made when the cumulated total is sufficient to require an adjustment. All calculations made pursuant to this subparagraph (x) of paragraph 7(f) shall be made to the nearest one-hundredth (1/100th) of a share of Common Stock.

g. Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares of Common Stock shall be issued upon any conversion of shares of Series II Class B Preferred Stock but, in lieu thereof, there shall be paid an amount in cash equal to the same fraction of the current market price of a whole share of Common Stock on the day preceding the day of conversion.

h. Statement to Transfer Agent. Whenever the Conversion Rate for shares of Series II Class B Preferred Stock shall be adjusted pursuant to the provisions of paragraph 7(f) hereof, the Corporation shall forthwith maintain at its office and, if applicable, file with the Transfer Agent for shares of Series II Class B Preferred Stock and for shares of Common Stock, a statement signed by the President or a Vice President of the Corporation and by its Treasurer or an Assistant Treasurer, stating the adjusted Conversion Rate and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment, such calculations to be confirmed by the Corporation’s independent auditors, and stating the facts on which the calculation is based. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required.

8. Registration Rights.

a. Piggyback Registration. The Corporation, for a period ending six months after the last share of Series II Class B Preferred Stock is redeemed, retired, converted or otherwise no longer outstanding, will give written notice to the Holder not less than 20 days in advance of the initial filing of any registration statement under the Securities Act of 1933 (other than a registration Statement pertaining to securities issuable pursuant to employee stock option, stock purchase, or similar plans or a registration statement pertaining to securities issuable in connection with the acquisition of a business, whether through merger, consolidation, acquisition of assets, or exchange of securities) covering any Common Stock or other securities of the Corporation, and will afford the Holder the opportunity to have included in such registration all or such part of the shares of Common Stock acquired upon conversion of Series II Class B Preferred Stock, as may be designated by written notice to the Corporation not later than 10 days following receipt of such notice from the Corporation. The Corporation shall be entitled to exclude the shares of Common Stock held by the Holder from any one, but not more than one, such registration if the Corporation is advised by its investment banking firm that the inclusion of such shares will, in the opinion of such investment banking firm, materially interfere with the orderly sale and distribution of the securities being offered under such registration statement by the Corporation. Notwithstanding the foregoing, the Corporation shall not be entitled to exclude the shares of Common Stock held by the Holder if shares of other shareholders are being included in any such registration statement and, in such circumstances, the Holder shall be entitled to include the shares of Common Stock held by them on a pro rata basis in the proportion that the number of shares of Common

EXHIBIT B

Stock held by the Holder bears to the shares of Common Stock held by all other shareholders, including shares in such registration statement. The Holder shall not be entitled to include shares in more than two registration statements pursuant to the provisions of this subdivision (a) of paragraph 8, and all rights of the Holder under this subdivision (a) of paragraph 8 shall terminate after the Holder has included shares of Common Stock in two registration statements pursuant to this subdivision (a) of paragraph 8.

b. Expenses. The Corporation will pay all out-of-pocket costs and expenses of any registration effected pursuant to the provisions of subdivision (a) of this paragraph 8, including registration fees, legal fees, accounting fees, printing expenses (including such number of any preliminary and the final prospectus as may be reasonably requested), blue sky qualification fees and expenses, and all other expenses, except for underwriting commissions or discounts applicable to the shares of Common Stock being sold by the Holder and the fees of counsel for the Holder, all of which shall be paid by the Holder.

c. Notwithstanding anything to the contrary contained herein, in the event that the Corporation files an initial registration statement under the Securities Act of 1933, as amended (other than a registration statement pertaining to securities issuable in connection with the acquisition of a business, whether through merger, consolidation, acquisition of assets or exchange of securities) concerning any Common Stock of the Corporation, it will afford the Holder the opportunity to convert his shares into that number of fully paid and non-assessable shares of Common Stock prior to the three year holding period stated in paragraph 7 above. The Corporation may also, at its option, accelerate its redemption rights pursuant to paragraph 4 above in the event that the Corporation files an initial registration statement under the Securities Act of 1933, as amended.

9. Reports.

So long as any of the Series II Class B Preferred Stock shall be outstanding, the Corporation shall submit to the Holder financial reports no less frequently than annually.

10. Miscellaneous.

a. As used herein, the term “Common Stock” shall mean the Corporation’s Common Stock, no par value, or, in the case of any reclassification or change of outstanding shares of Common Stock, the stock or securities issued in exchange for such Common Stock. The term “Common Stock” shall also include any capital stock of the Corporation authorized after June 15, 1995 which shall not be limited to a fixed sum or sums or percentage or percentages of par value in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

b. The shares of Series II Class B Preferred Stock shall be fully transferable by the Holder thereof, subject to compliance with the applicable provisions of federal and state securities laws.

IN WITNESS WHEREOF, RETRACTABLE TECHNOLOGIES, INC. has caused its corporate seal to be hereunto affixed and this Certificate to be signed by its President and Secretary this 10th day of May, 1999

/s/Thomas J. Shaw
President

ATTEST:

/s/Shayne Blythe
Secretary

EXHIBIT B

AMENDED CERTIFICATE OF DESIGNATION, PREFERENCES, RIGHTS AND LIMITATIONS

OF THE SERIES III CLASS B CONVERTIBLE PREFERRED STOCK

OF

RETRACTABLE TECHNOLOGIES, INC.

Pursuant to the ~~Article 2.13 of the Texas Business Corporation Act and Article Four of its Articles of Incorporation~~ Texas law and its Certificate of Formation, as amended ~~(the “Articles of Incorporation”)~~, Retractable Technologies, Inc., a corporation organized and existing under the laws of the State of Texas (the Corporation),

DOES HEREBY CERTIFY that pursuant to the authority conferred upon the Board of Directors of the Corporation by the ~~Articles of Incorporation~~ Certificate of Formation, as amended, and pursuant to ~~the Texas Business Corporation Act~~ Texas law, said Board of Directors, by unanimous written consent executed July 2, 1998, adopted a resolution providing for the creation of a series of Preferred Stock consisting of not more than two million (2,000,000) shares of Series III Class B Convertible Preferred Stock, which resolution is and reads as follows:

RESOLVED that, pursuant to the authority provided in the Corporation’s ~~Articles of Incorporation~~ Certificate of Formation and expressly granted to and vested in the Board of Directors of Retractable Technologies, Inc. (the “Corporation”), the Board of Directors hereby creates out of the Preferred Stock, par value one ($1.00) dollar per share, of the Corporation a series of Preferred Stock called the Series III Class B Preferred Stock, consisting of not more than two million (2,000,000) shares, and the Board of Directors hereby fixes the designation and the powers, preference and rights, and the qualifications, limitations and restrictions thereof, to the extent not otherwise provided in the Corporation’s qualifications, limitations and restrictions thereof, to the extent not otherwise provided in the Corporation’s ~~Articles of Incorporation~~ Certificate of Formation, as follows:

1.     Designation of Series. The designation of the series of Preferred Stock created by this resolution shall be “Series III Class B Convertible Preferred Stock” (the “Series III Class B Preferred Stock”).

2.     Dividends on Series III Class B Preferred Stock.

a.     Dividend Amount. The holders of the Series III Class B Preferred Stock shall be entitled to receive, in any calendar year, if, when and as declared by the Board of Directors, out of any assets at the time legally available therefor and subject to the further limitations set out herein, dividends at the per annum rate of $1.00 per share, all such dividends due quarterly in arrears as of the last day of each March, June, September and December of each year, the first dividend being declarable on December 31, 1998. On each date which a dividend may be declared is hereafter called the “Dividend Date,” and each quarterly period ending with a Dividend Date is hereinafter referred to as the “Dividend Period.” Dividends shall be payable fifteen calendar days after the Dividend Due Date, provided however, that if such date on which a dividend is payable is a Saturday, Sunday or legal holiday, such dividend shall be payable on the next following business day to the holders of record (whether singular or plural, the “Holder”).

b.     Dividends Cumulative. Dividends upon the Series III Class B Preferred Stock shall be accrued and be cumulative, whether or not in any Dividend Period or Periods there shall be funds of the Corporation legally available for the payment of such dividends.

c.     Dividend Accrual. On each Dividend Due Date all dividends which shall have accrued since the last Dividend Due Date on each share of Series III Class B Preferred Stock outstanding on such Dividend Due Date shall accumulate and be deemed to become “due.” Any dividend which shall not be paid on the Dividend Due Date on which it shall become due shall be deemed to be “past due” until such dividend shall be paid or until the share of Series III Class B Preferred Stock with respect to which such dividend became due shall no longer be outstanding, whichever is the earlier to occur. No interest, sum of money in lieu of interest or other property or securities shall be payable in respect of any dividend payment or payments which are past due. Dividends paid on shares of Series III Class B Preferred Stock in an amount less than the total amount of such dividends at the time accumulated and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. Dividend payments made

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with respect to a Dividend Due Date shall be deemed to be made in payment of the dividends which became due on that Dividend Due Date.

d.     Dividend Arrearage. If a dividend upon any shares of Series III Class B Preferred Stock is in arrears, all dividends or other distributions declared upon shares of the Series III Class B Preferred Stock (other than dividends paid in stock of the Corporation ranking junior to the Series III Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up) may only be declared pro rata. Except as set forth above, if a dividend upon any shares of Series III Class B Preferred Stock is in arrears: (i) no dividends (in cash, stock or other property) may be paid or declared and set aside for payment upon any stock of the Corporation ranking junior to the Series III Class B Preferred Stock as to dividends (other than dividends of distributions in stock of the Corporation ranking junior to the Series III Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up); and (ii) no preferred stock of the Corporation ranking junior to the Series III Class B Preferred Stock as to dividends may be  redeemed pursuant to a sinking fund or otherwise, except (1) by means of redemption pursuant to which all outstanding shares of the Series III Class B Preferred Stock are redeemed, or (2) by conversion of any such junior stock into, or exchange of any such junior stock into, or exchange of any such junior stock for stock of the Corporation ranking junior to the Series III Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up.  Notwithstanding anything in this Certificate to the contrary, the Corporation shall be entitled to purchase any of its shares ranking junior to the Series III Class B Preferred Stock (including Common shares) on any terms it fixes, even where a dividend upon shares of Series III Class B Preferred Stock is in arrears, so long as:  (A) the cash assets of the Corporation as of its latest reporting period equals or exceeds $40,000,000 or (B) if the cash assets of the Corporation as of its latest reporting period was less than $40,000,000, the amount of funds utilized to purchase such shares within the next quarter does not exceed 25% of the value of the cash assets as of the previous reporting period.

3.     General, Class and Series Voting Rights. Except as provided in this Section 3, or as otherwise from time to time required by law, the Series III Class B Preferred Stock shall have no voting rights.

So long as any shares of Series III Class B Preferred Stock remain outstanding, the consent of the holders of at least fifty-one (51%) percent of the shares of Series III Class B Preferred Stock outstanding at the time voting separately as a class, given in person or by proxy, either in writing at any special or annual meeting called for the purpose, shall be necessary to permit, effect or validate any one or more of the following:

(i)            The authorization, creation or issuance, or any increase in the authorized or issued amount, of any class or series of stock (including any class or series of Preferred Stock) ranking equal or prior (as the terms are hereinafter defined in this Section 3) to the Series III Class B Preferred Stock; or

(ii)           The amendment, alteration, or repeal, whether by merger, consolidation, or otherwise, of any of the provisions of the ~~Articles of Incorporation~~ Certificate of Formation or of this resolution which would alter or change the powers, preferences or special rights of the shares of the Series III Class B Preferred Stock so as to affect them adversely; provided, however, that any increase in the amount of authorized Preferred Stock, or the creation and issuance of other series of Preferred stock ranking junior to the Series III Class B Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to adversely affect such powers, preferences or special rights.

The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series III Class B Preferred Stock shall have been redeemed or sufficient funds shall have been deposited in trust to effect such redemption.

4.     Redemption. The outstanding shares of Series III Class B Preferred Stock shall be nonredeemable prior to the lapse of three (3) years from the date of issuance. On and after such date, the Series III Class B Preferred Stock may be redeemed at the option of the Corporation, as a whole at any time or in part from time to time, at the Redemption Price of $15.00 per share plus all dividends (whether or not declared or due) accrued and unpaid to the date of redemption (subject to the right of the holder of record of shares of Series III Class B Preferred

EXHIBIT C

Stock on a record date for the payment of a dividend on the Series III Class B Preferred Stock to receive the dividend due on such shares of Series III Class B Preferred Stock on the corresponding Dividend Due Date).

No sinking fund shall be established for the Series III Class B Preferred Stock.

Notice of any proposed redemption of shares of Series III Class B Preferred Stock shall be mailed by means of first class mail, postage paid, addressed to the holders of record of the shares of Series III Class B Preferred Stock to be redeemed, at their respective addresses then appearing on the books of the Corporation, at least thirty (30) days but not more than sixty (60) days prior to the date fixed for such redemption (herein referred to as the “Redemption Date”). Each such notice shall specify (i) the Redemption Date; (ii) the Redemption Price; (iii) the place for payment and for delivering the stock certificate(s) and transfer instrument(s) in order to collect the Redemption Price; (iv) the shares of Series III Class B Preferred Stock to be redeemed; and (v) the then effective Conversion Price (as defined below) and that the right of holders of shares of Series III Class B Preferred Stock being redeemed to exercise their Conversion right shall terminate as to such shares at the close of business on the fifth day before the Redemption Date, provided that no default by the Corporation in the payment of the applicable Redemption Price (including any accrued and unpaid dividends) shall have occurred and be continuing. Any notice mailed in such manner shall be conclusively deemed to have been duly given whether or not such notice is, in fact, received. If less than all the outstanding shares of Series III Class B Preferred Stock are to be redeemed, the Corporation will select those to be redeemed by lot or by a substantially equivalent method. In order to facilitate the redemption of Series III Class B Preferred Stock to be redeemed, notice of any such proposed redemption, shall not be more than sixty (60) days prior to the Redemption Date with respect thereto.

The holder of any shares of Series III Class B Preferred Stock redeemed upon any exercise of the Corporation’s redemption right shall not be entitled to receive payment of the Redemption Price for such shares until such holder shall cause to be delivered to the place specified in the notice given with respect to such redemption (i) the certificate(s) representing such shares of Series III Class B Preferred Stock; and (ii) transfer instrument(s) satisfactory to the Corporation and sufficient to transfer such shares free of any adverse interest. No interest shall accrue on the Redemption Price of any share of Series III Class B Preferred Stock after its Redemption Date.

Notwithstanding anything in this Certificate to the contrary, the Corporation shall have the right to purchase shares of Series III Class B Preferred Stock from any owner of such shares on such terms as may be agreeable to such owner. Shares of Series III Class B Preferred Stock may be acquired by the Corporation from any stockholder pursuant to this paragraph without offering any other stockholder an equal opportunity to sell his stock to the Corporation, and no purchase by the Corporation from any stockholder pursuant to this paragraph shall be deemed to create any right on the part of any stockholder to sell any shares of Series III Class B Preferred Stock (or any other stock) to the Corporation.

Notwithstanding the foregoing provisions of this Section 4, and subject to the provisions of Section 2 hereof, if a dividend upon any shares of Series III Class B Preferred Stock is past due, (i) no shares of the Series III Class B Preferred Stock may be redeemed, except (A) by means of a redemption pursuant to which all outstanding shares of the Series III Class B Preferred Stock are simultaneously redeemed (or offered to be so redeemed) or pursuant to which the outstanding shares of the Series III Class B Preferred Stock are redeemed on a pro rata basis (or offered to be so redeemed), or (B) by conversion of shares of Series III Class B Preferred Stock into, or exchange of such shares for, Common Stock or any other stock of the Corporation ranking junior to the Series III Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up.

5.     Liquidation. In the event of any voluntary or involuntary dissolution, liquidation or winding up of the Corporation (for the purposes of this Section 5, a “Liquidation”), before any distribution of assets shall be made to the holders of the Common Stock or the holders of any other stock that ranks junior to the Series III Class B Preferred Stock in respect of distributions upon the Liquidation of the Corporation, the holder of each share of Series III Class B Preferred Stock then outstanding shall be entitled to $12.50 per share plus all dividends (whether or not declared or due) accrued and unpaid on such share on the date fixed for the distribution of assets of the Corporation to the holders of Series III Class B Preferred Stock.

EXHIBIT C

If upon any Liquidation of the Corporation, the assets available for distribution to the holder of Series III Class B Preferred Stock which shall then be outstanding (hereinafter in this paragraph called the “Total Amount Available”) shall be insufficient to pay the holders of all outstanding shares of Series III Class B Preferred Stock the full amounts (including all dividends accrued and unpaid) to which they shall be entitled by reason of such Liquidation of the Corporation, then there shall be paid ratably to the holders of the Series III Class B Preferred Stock in connection with such Liquidation of the Corporation, an amount equal to each holder’s pro rata share of the Total Amount Available.

The voluntary sale, conveyance, lease, exchange or transfer of all or substantially all the property or assets of the Corporation, or the merger or consolidation of the Corporation into another corporation, or any purchase or redemption of some or all of the shares of any class or series of stock of the Corporation, shall not be deemed to be a Liquidation of the Corporation for the purposes of this Section 5 (unless in connection therewith the Liquidation of the Corporation is specifically approved).

6.     Conversion Privilege. At any time subsequent to three years after issuance of any share of Series III Class B Preferred Stock, the holder of any share of Series III Class B Preferred Stock (“Holder”) shall have the right, at such Holder’s option (but if such share is called for redemption or exchange at the election of the Corporation, then in respect of such share only to and including but not after the close of business on (i) the fifth calendar day before the date fixed for such redemption; or (ii) the date fixed for such exchange, provided that the Corporation has set aside funds sufficient to effect such redemption) to convert such share into that number of fully paid and non-assessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing $10.00 by the Conversion Rate then in effect.

a.     Conversion Rate. Each share of Series III Class B Preferred Stock may be converted, subject to the terms and provisions of this paragraph 6 into one (1) share of the Corporation’s Common Stock, which is a price equal to one share of Common Stock for each $10.00 of Series III Class B Preferred Stock or, in case an adjustment of such rate has taken place pursuant to the provisions of subdivision (f) of this paragraph 6, then at the Conversion Rate as last adjusted (such rate or adjusted rate, shall be expressed as the number of shares of Common Stock to be acquired upon conversion of one share of Series III Class B Preferred Stock, and shall be referred to herein as the “Conversion Rate”). Each share of Series III Class B Preferred Stock shall be Convertible into Common Stock by surrender to the Corporation of the certificate representing such shares of Series III Class B Preferred Stock to be converted by the Holder and by giving written notice to the Corporation of the Holder’s election to convert.

The Corporation shall, as soon as practicable after receipt of such written notice and the proper surrender to the Corporation of the certificate or certificates representing shares of Series III Class B Preferred Stock to be converted in accordance with the above provisions, issue and deliver for the benefit of the Holder at the office of the Corporation’s duly appointed transfer agent (the “Transfer Agent”) to the Holder for whose account such shares of Series III Class B Preferred Stock were so surrendered or to such Holder’s nominee or nominees, certificates for the number of shares of Common Stock to which the Holder shall be entitled. The certificates of Common Stock of the Corporation issued upon conversion shall bear such legends as may be required by state or federal laws. Such conversion shall be deemed to have been effective immediately prior to the close of business on the date on which the Corporation shall have received both such written notice and the properly surrendered certificates for shares of Series III Class B Preferred Stock to be converted (the “Conversion Date”), and at such time the rights of the Holder shall cease and the person or persons entitled to receive the shares of Common Stock issuable upon the conversion of such shares of Series III Class B Preferred Stock shall be deemed to be, and shall be treated for all purposes as, the record Holder or Holders of such Common Stock on the Conversion Date. The Corporation shall not be required to convert, and no surrender of shares of Series III Class B Preferred Stock or written notice of conversion with respect thereto shall be effected for that purpose, while the stock transfer books of the Corporation are closed for any reasonable business purpose for any reasonable period of time, but shall be required to convert upon the proper surrender of shares of Series III Class B Preferred Stock for conversion immediately upon the reopening of such books. During the period in which the stock transfer books of the Corporation are closed, the Corporation may neither declare a dividend, declare a record date for payment of dividends nor make any payment of dividends.

EXHIBIT C

b.     Dividends. If any shares of Series III Class B Preferred Stock shall be converted during any dividend payment period, the Holder shall be entitled to all dividends accrued up to and through such Conversion Date, at the rate set forth herein, whether or not there has been a Dividend Date, as set forth in paragraph 2 hereof.

c.     Cancellation. Series III Class B Preferred Stock converted into Common stock pursuant to the provisions of this paragraph 6 shall be retired and cancelled by the Corporation and given the status of authorized and unissued preferred stock.

d.     Reissuance if Conversion is Partial. In the case of any certificate representing shares of Series III Class B Preferred Stock which is surrendered for conversion only in part, the Corporation shall issue and deliver to the Holder a new certificate or certificates for Series III Class B Preferred Stock of such denominations as requested by the Holder in the amount of Series III Class B Preferred Stock equal to the unconverted shares of the Series III Class B Preferred Stock represented by the certificate so surrendered.

e.     Reservations of Shares. The Corporation shall at all times during which shares of Series III Class B Preferred Stock may be converted into Common Stock as provided in this paragraph (e), reserve and keep available, out of any Common Stock held as treasury stock or out of its authorized and unissued Common Stock, or both, solely for the purpose of delivery upon conversion of the shares of Series III Class B Preferred Stock as herein provided, such number of shares of Common Stock as shall then be sufficient to effect the conversion of all shares of Series III Class B Preferred Stock from time to time outstanding, and shall take such action as may from time to time be necessary to ensure that such shares of Common Stock will, when issued upon conversion of Series III Class B Preferred Stock, be fully paid and nonassessable.

f.      Adjustment of Conversion Rate. The Conversion Rate provided in subdivision (a) of this paragraph 6, in respect of Series III Class B Preferred Stock, shall be subject to adjustments from time to time as follows:

(i)            While any shares of Series III Class B Preferred Stock shall be outstanding, in case the Corporation shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock or combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, or issue, by reclassification of its shares of Common Stock, any shares of the Corporation, the Conversion Rate in effect immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the number of shares which it would have owned or been entitled to receive after the happening of any of the events described above, had such shares of Series III Class B Preferred Stock been converted immediately prior to the happening of such event, such adjustment to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination or reclassification, as the case may be, becomes effective.

(ii)           In case the Corporation shall be consolidated with, or merge into, any other corporation, and the Corporation does not survive, proper provisions shall be made as a part of the terms of such consolidation or merger, whereby the Holder shall thereafter be entitled, upon exercise of such Holder’s conversion rights, to receive the kind and amount of shares of stock or other securities of the Corporation resulting from such consolidation or merger, or such other property, as the Holder would have received if such conversion rights were exercised immediately prior to the effectiveness of such merger or consolidation.

(iii)          In the event the Corporation at any time, or from time to time after August 1, 1998 makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock or Common Stock Equivalents (as defined herein) which does not provide for the payment of any consideration upon the issuance, conversion or exercise thereof, without a corresponding dividend or other distribution to the Holder, based upon the number of shares of Common Stock into which the Series III Class B Preferred Stock is convertible, then and in each such event the Conversion Rate then in effect will be increased as of the time of such issuance or, in the event such a record date

EXHIBIT C

shall have been fixed, as of the close of business on such record date, by multiplying such Conversion rate by a fraction:

(A)  The numerator of which will be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution (which, in the case of Common Stock Equivalents, shall mean the maximum number of shares of Common Stock issuable with respect thereto, as set forth in the instrument relative thereto without regard to any provision for subsequent adjustment); and

(B)   The denominator of which will be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Rate will be recomputed accordingly as of the close of business on such record date, and thereafter such Conversion Rate will be adjusted pursuant to this subparagraph (iii) as of the time of actual payment of such dividends or distributions.

(iv)          In the event the Corporation at any time or from time to time after August 1, 1998 makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable to all holders of Common Stock in securities of the Corporation or Common Stock Equivalents, then, upon making such dividend or distribution provisions will be made so that the Holder will receive the amount of securities of the Corporation which it would have received had its Series III Class B Preferred Stock been converted into Common Stock on the date of such event.

(v)           In the event the Corporation sells or issues any Common Stock, or sells or issues Common Stock Equivalents which can be converted into Common Stock at a per share consideration (as defined below in this subparagraph (v)) less than the Stipulated Price then in effect, then the Holder shall be entitled to purchase from the Corporation in cash (for the same per share consideration at which such Common Stock was issued or the per share price at which a share of Common Stock is acquirable upon exercise or conversion of Common Stock Equivalents) that additional number of shares of Common Stock which, when added to the number of shares of Common Stock acquirable by the Holder upon conversion of any shares of Series III Class B Preferred Stock outstanding and held by such Holder immediately before such issue or sale (the “Acquirable Shares”), will equal a percentage of the number of shares of Common Stock Deemed Outstanding (as defined herein) immediately after such sale or issuance that is the same as the percentage of the number of shares of Common Stock Deemed Outstanding immediately before such issuance or sale represented by the Acquirable Shares. This right shall exist for a forty-five-day period following the sale or issuance of shares of Common Stock or Common Stock Equivalents, and thereafter shall cease to exist.

For the above purposes, the per share consideration with respect to the sale or issuance of Common Stock will be the price per share received by the Corporation, prior to the payment of any expenses, commissions, discounts and other applicable costs. With respect to the sale or issuance of Common Stock Equivalents which are convertible into or exchangeable for Common Stock without further consideration, the per share consideration will be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents (as set forth in the instrument relating thereto without regarding to any provisions contained therein for subsequent adjustment of such number) into the aggregate consideration receivable by the Corporation upon the sale or issuance of such Common Stock Equivalents. With respect to the issuance of other Common Stock Equivalents, the per share consideration will be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents into the total aggregate consideration received by the Corporation upon the sale or issuance of such Common Stock Equivalents plus the minimum aggregate amount of additional consideration received by the Corporation upon the conversion or

EXHIBIT C

exercise of such Common Stock Equivalents. In connection with the sale or issuance of Common Stock and/or Common Stock Equivalents for non-cash consideration, the amount of consideration will be the fair market value of such consideration as determined in good faith by the Board of Directors of the Corporation.

(vi)          As used herein, the term “Stipulated Price” means initial price of $10.00 per share of Common Stock, as adjusted from time to time pursuant to subparagraph (viii) of this paragraph 6(f); and the term “Common Stock Equivalent” means any securities (whether debt or equity securities) or rights issued by the Corporation convertible into or entitling the holder thereof to receive shares of, or securities convertible into, Common Stock. The number of shares of “Common Stock Deemed Outstanding” at any date shall equal the sum of the number of shares of Common Stock then outstanding plus the number of shares of Common Stock then obtainable pursuant to Common Stock Equivalents.

(vii)         In the event the Corporation declares any dividend or distribution payable to holders of its Common Stock (other than dividends payable out of the Corporation’s retained earnings or earned surplus and dividends payable in shares of Common Stock or in securities convertible into or exchangeable for shares of Common Stock or rights or warrants to purchase Common Stock or securities convertible into or exchangeable for shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock or any other securities issued by the Corporation), the Conversion Rate in effect immediately prior to the record date for such dividend or distribution shall be proportionately adjusted so that the Holder shall be entitled to receive the number of shares of Common Stock into which such shares of Common Stock or Preferred Stock was convertible immediately prior to such record date multiplied by a fraction, the numerator of which is the fair market value of a share of Common Stock on such record date and the denominator of which is such per share fair market value of a share of Common Stock on such record date less the fair market value on such record date of the securities or other property which are distributed as a dividend or other distribution. The term “fair market value” of a share of Common Stock or of any other security or other type of property on any date means (A) in the case of Common Stock or any other security (I) if the principal trading market for such Common Stock or other security is an exchange or the NASDAQ national market on such date, the closing price on such exchange or the NASDAQ national market on such date, provided, if trading of such Common Stock or other security is listed on any consolidated tape, the fair market value shall be the closing price set forth on such consolidated tape on such date, or (II) if the principal market for such Common Stock or other security is the over-the-counter market (other than the NASDAQ national market) the mean between the closing bid and asked prices on such date as set forth by NASDAQ or (B) in the case of Common Stock or any other security for which the fair market value cannot be determined pursuant to clause (A) above or of any other security or type of property, fair market value thereof on such date as determined in good faith by the Board of Directors.

(viii)        Whenever the Conversion Rate is adjusted pursuant to this paragraph 6(f), the Stipulated Price shall also be adjusted by multiplying it by a fraction that is the reciprocal of the fraction used to adjust the Conversion Rate.

(ix)           The Corporation will not, by amendment of its ~~Articles of Incorporation~~ Certificate of Formation or through any dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but at all times in good faith will assist in the carrying out of all the provisions of this paragraph and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder against impairment.

(x)            No adjustment in the Conversion Rate shall be required, unless such adjustment would require an increase or decrease of at least one (1) share of Common Stock in the Conversion Rate of one share of Series III Class B Preferred Stock, provided that all adjustments which do not meet this

EXHIBIT C

minimum requirement shall be cumulated and the adjustment will be made when the cumulated total is sufficient to require an adjustment.

All calculations made pursuant to this subparagraph (x) of paragraph 6(f) shall be made to the nearest one-hundredth (1/100th) of a share of Common Stock.

g.     Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares of Common Stock shall be issued upon any conversion of shares of Series III Class B Preferred Stock but, in lieu thereof, there shall be paid an amount in cash equal to the same fraction of the current market price of a whole share of Common Stock on the day preceding the day of conversion.

h.     Statement to Transfer Agent. Whenever the Conversion Rate for shares of Series III Class B Preferred Stock shall be adjusted pursuant to the provisions of paragraph 6(f) hereof, the Corporation shall forthwith maintain at its office and, if applicable, file with the Transfer Agent for shares of Series III Class B Preferred Stock and for shares of Common Stock, a statement signed by the President or a Vice President of the Corporation and by its Treasurer or an Assistant Treasurer, stating the adjusted Conversion Rate and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment, such calculations to be confirmed by the Corporation’s independent auditors, and stating the facts on which the calculation is based. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required.

7.     Registration Rights.

a.     Piggyback Registration. The Corporation, for a period ending six months after the last share of Series III Class B Preferred Stock is redeemed, retired, converted or otherwise no longer outstanding, will give written notice to the Holder not less than 20 days in advance of the initial filing of any registration statement under the Securities Act of 1933 (other than a registration Statement pertaining to securities issuable pursuant to employee stock option, stock purchase, or similar plans or a registration statement pertaining to securities issuable in connection with the acquisition of a business, whether through merger, consolidation, acquisition of assets, or exchange of securities) covering any Common Stock or other securities of the Corporation, and will afford the Holder the opportunity to have included in such registration all or such part of the shares of Common Stock acquired upon conversion of Series III Class B Preferred Stock, as may be designated by written notice to the Corporation not later than 10 days following receipt of such notice from the Corporation. The Corporation shall be entitled to exclude the shares of Common Stock held by the Holder from any one, but not more than one, such registration if the Corporation in its sole discretion decides that the inclusion of such shares will materially interfere with the orderly sale and distribution of the securities being offered under such registration statement by the Corporation. Notwithstanding the foregoing, the Corporation shall not be entitled to exclude the shares of Common Stock held by the Holder if shares of other shareholders are being included in any such registration statement and, in such circumstances, the Holder shall be entitled to include the shares of Common Stock held by them on a pro rata basis in the proportion that the number of shares of Common Stock held by the Holder bears to the shares of Common Stock held by all other shareholders, including shares in such registration statement. The Holder shall not be entitled to include shares in more than two registration statements pursuant to the provisions of this subdivision (a) of paragraph 7, and all rights of the Holder under this subdivision (a) of paragraph 7 shall terminate after the Holder has included shares of Common Stock in two registration statements pursuant to this subdivision (a) of paragraph 7.

b.    Expenses. The Corporation will pay all out-of-pocket costs and expenses of any registration effected pursuant to the provisions of subdivision (a) of this paragraph 7, including registration fees, legal fees, accounting fees, printing expenses (including such number of any preliminary and the final prospectus as may be reasonably requested), blue sky qualification fees and expenses, and all other expenses, except for underwriting commissions or discounts applicable to the shares of Common Stock being sold by the Holder and the fees of counsel for the Holder, all of which shall be paid by the Holder.

c.     Notwithstanding anything to the contrary contained herein, in the event that the Corporation files an initial registration statement under the Securities Act of 1933, as amended (other than a registration statement

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pertaining to securities issuable in connection with the acquisition of a business, whether through merger, consolidation, acquisition of assets or exchange of securities) concerning any Common Stock of the Corporation, it will afford the Holder the opportunity to convert his shares into that number of fully paid and non-assessable shares of Common Stock prior to the three year holding period stated in paragraph 6 above. The Corporation may also, at its option at any time within one-hundred and eighty (180) days after an initial registration statement is deemed effective, demand the conversion of the Series III Class B Preferred Stock into that number of fully paid and non-assessable shares of Common Stock as provided herein.

8.             Reports.

So long as any of the Series III Class B Preferred Stock shall be outstanding, the Corporation shall submit to the Holder financial reports no less frequently than annually.

9.             Miscellaneous.

a.     As used herein, the term “Common Stock” shall mean the Corporation’s Common Stock, no par value, or, in the case of any reclassification or change of outstanding shares of Common Stock, the stock or securities issued in exchange for such Common Stock. The term “Common Stock” shall also include any capital stock of the Corporation authorized after March 31, 1998 which shall not be limited to a fixed sum or sums or percentage or percentages of par value in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

b.     The shares of Series III Class B Preferred Stock shall be fully transferable by the Holder thereof, subject to compliance with the applicable provisions of federal and state securities laws.

IN WITNESS WHEREOF, RETRACTABLE TECHNOLOGIES, INC. has caused its corporate seal to be hereunto affixed and this Amended Certificate to be signed by its President and Secretary as of this 22nd day of January, 2010.

/s/ Thomas J. Shaw
Thomas J. Shaw President

ATTEST:
/s/ Michele Larios
Michele M. Larios
Secretary

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AMENDED CERTIFICATE OF DESIGNATION, PREFERENCES, RIGHTS AND LIMITATIONS

OF THE SERIES IV CLASS B CONVERTIBLE PREFERRED STOCK

OF

RETRACTABLE TECHNOLOGIES, INC.

Pursuant to ~~Article 2.13 of the Texas Business Corporation Act and Article Four of its Articles of Incorporation~~ Texas law and its Certificate of Formation, as amended ~~(the “Articles of Incorporation”)~~, Retractable Technologies, Inc., a corporation organized and existing under the laws of the State of Texas (the “Corporation”),

DOES HEREBY CERTIFY that, pursuant to the authority conferred upon the Board of Directors of the Corporation by the ~~Articles of Incorporation~~ Certificate of Formation, as amended, and pursuant to ~~the Texas Business Corporation Act~~ Texas law, said Board of Directors, by unanimous written consent, executed December 20, 1999, adopted a resolution providing for the creation of a series of Preferred Stock consisting of not more than one million three hundred thousand (1,300,000) shares of Series IV Class B Convertible Preferred Stock, which resolution is and reads as follows:

RESOLVED that pursuant to the authority provided in the Corporation’s ~~Articles of Incorporation~~ Certificate of Formation and expressly granted to and vested in the Board of Directors of the Corporation, the Board of Directors hereby creates out of the Preferred Stock, par value One Dollar ($1.00) per share, of the Corporation a series of Preferred Stock called the Series IV Class B Preferred Stock, consisting of not more than one million three hundred thousand (1,300,000) shares, and the Board of Directors hereby fixes the designation and the powers, preference and rights, and the qualifications, limitations and restrictions thereof, to the extent not otherwise provided in the Corporation’s qualifications, limitations and restrictions thereof, to the extent not otherwise provided in the Corporation’s ~~Articles of Incorporation~~ Certificate of Formation, as follows:

1.     Designation of Series. The designation of the series of Preferred Stock created by this resolution shall be “Series IV Class B Convertible Preferred Stock” (the “Series IV Class B Preferred Stock”).

2.     Dividends on Series IV Class B Preferred Stock.

a.     Dividend Amount. The holders of the Series IV Class B Preferred Stock shall be entitled to receive, in any calendar year, if, when and as declared by the Board of Directors, out of any assets at the time legally available therefor and subject to the further limitations set out herein, dividends at the per annum rate of $1.00 per share, all such dividends due quarterly in arrears as of the last day of each March, June, September and December of each year, the first dividend being declarable on December 31, 2000. On each date which a dividend may be declared is hereafter called the “Dividend Date,” and each quarterly period ending with a Dividend Date is hereinafter referred to as the “Dividend Period.” Dividends shall be payable fifteen calendar days after the Dividend Due Date, provided however, that if such date on which a dividend is payable is a Saturday, Sunday or legal holiday, such dividend shall be payable on the next following business day to the holders of record (whether singular or plural, the “Holder”).

b.     Dividends Cumulative. Dividends upon the Series IV Class B Preferred Stock shall be accrued and be cumulative, whether or not in any Dividend Period or Periods there shall be funds of the Corporation legally available for the payment of such dividends.

c.     Dividend Accrual. On each Dividend Due Date all dividends which shall have accrued since the last Dividend Due Date on each share of Series IV Class B Preferred Stock outstanding on such Dividend Due Date shall accumulate and be deemed to become “due.” Any dividend which shall not be paid on the Dividend Due Date on which it shall become due shall be deemed to be “past due” until such dividend shall be paid or until the share of Series IV Class B Preferred Stock with respect to which such dividend became due shall no longer be outstanding, whichever is the earlier to occur. No interest, sum of money in lieu of interest or other property or securities shall be payable in respect of any dividend payment or payments which are past due. Dividends paid on shares of Series IV Class B Preferred Stock in an amount less than the total amount of such dividends at the time accumulated and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at

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the time outstanding. Dividend payments made with respect to a Dividend Due Date shall be deemed to be made in payment of the dividends which became due on that Dividend Due Date.

d.     Dividend Arrearage. If a dividend upon any shares of Series IV Class B Preferred Stock is in arrears, all dividends or other distributions declared upon shares of the Series IV Class B Preferred Stock (other than dividends paid in stock of the Corporation ranking junior to the Series IV Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up) may only be declared pro rata. Except as set forth above, if a dividend upon any shares of Series IV Class B Preferred Stock is in arrears: (i) no dividends (in cash, stock or other property) may be paid or declared and set aside for payment upon any stock of the Corporation ranking junior to the Series IV Class B Preferred Stock as to dividends (other than dividends of distributions in stock of the Corporation ranking junior to the Series IV Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up); and (ii) no preferred stock of the Corporation ranking junior to the Series IV Class B Preferred Stock as to dividends may be redeemed pursuant to a sinking fund or otherwise, except (1) by means of redemption pursuant to which all outstanding shares of the Series IV Class B Preferred Stock are redeemed, or (2) by conversion of any such junior stock into, or exchange of any such junior stock into, or exchange of any such junior stock for stock of the Corporation ranking junior to the Series IV Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up. Notwithstanding anything in this Certificate to the contrary, the Corporation shall be entitled to purchase any of its shares ranking junior to the Series IV Class B Preferred Stock (including Common shares) on any terms it fixes, even where a dividend upon shares of Series IV Class B Preferred Stock is in arrears, so long as:  (A) the cash assets of the Corporation as of its latest reporting period equals or exceeds $40,000,000 or (B) if the cash assets of the Corporation as of its latest reporting period was less than $40,000,000, the amount of funds utilized to purchase such shares within the next quarter does not exceed 25% of the value of the cash assets as of the previous reporting period.

3.     General, Class and Series Voting Rights. Except as provided in this Section 3, or as otherwise from time to time required by law, the Series IV Class B Preferred Stock shall have no voting rights.

So long as any shares of Series IV Class B Preferred Stock remain outstanding, the consent of the holders of at least fifty-one percent (51%) of the shares of Series IV Class B Preferred Stock outstanding at the time voting separately as a class, given in person or by proxy, either in writing at any special or annual meeting called for the purpose, shall be necessary to permit, effect or validate any one or more of the following:

(i)    The authorization, creation or issuance, or any increase in the authorized or issued amount, of any class or series of stock (including any class or series of Preferred Stock) ranking equal or prior to the Series IV Class B Preferred Stock; or

(ii)   The amendment, alteration, or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the ~~Articles of Incorporation~~ Certificate of Formation or of this resolution which would alter or change the powers, preferences or special rights of the shares of the Series IV Class B Preferred Stock so as to affect them adversely; provided, however, that any increase in the amount of authorized Preferred Stock, or the creation and issuance of other series of Preferred stock ranking junior to the Series IV Class B Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to adversely affect such powers, preferences or special rights.

The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series IV Class B Preferred Stock shall have been redeemed or sufficient funds shall have been deposited in trust to effect such redemption.

4.     Redemption. The outstanding shares of Series IV Class B Preferred Stock shall be nonredeemable prior to the lapse of three (3) years from the date of issuance. On and after such date, the Series IV Class B Preferred Stock may be redeemed at the option of the Corporation, as a whole at any time or in part from time to time, at the Redemption Price of $11.00 per share plus all dividends (whether or not declared or due) accrued and unpaid to the date of redemption (subject to the right of the holder of record of shares of Series IV Class B Preferred

EXHIBIT D

Stock on a record date for the payment of a dividend on the Series IV Class B Preferred Stock to receive the dividend due on such shares of Series IV Class B Preferred Stock on the corresponding Dividend Due Date).

No sinking fund shall be established for the Series IV Class B Preferred Stock.

Notice of any proposed redemption of shares of Series IV Class B Preferred Stock shall be mailed by means of first class mail, postage paid, addressed to the holders of record of the shares of Series IV Class B Preferred Stock to be redeemed, at their respective addresses then appearing on the books of the Corporation, at least thirty (30) days but not more than sixty (60) days prior to the date fixed for such redemption (herein referred to as the “Redemption Date”). Each such notice shall specify (i) the Redemption Date; (ii) the Redemption Price; (iii) the place for payment and for delivering the stock certificate(s) and transfer instrument(s) in order to collect the Redemption Price; (iv) the shares of Series IV Class B Preferred Stock to be redeemed; and (v) the then effective Conversion Price (as defined below) and that the right of holders of shares of Series IV Class B Preferred Stock being redeemed to exercise their conversion right shall terminate as to such shares at the close of business on the fifth day before the Redemption Date, provided that no default by the Corporation in the payment of the applicable Redemption Price (including any accrued and unpaid dividends) shall have occurred and be continuing. Any notice mailed in such manner shall be conclusively deemed to have been duly given whether or not such notice is, in fact, received. If less than all the outstanding shares of Series IV Class B Preferred Stock are to be redeemed, the Corporation will select those to be redeemed by lot or by a substantially equivalent method. In order to facilitate the redemption of Series IV Class B Preferred Stock to be redeemed, notice of any such proposed redemption shall not be more than sixty (60) days prior to the Redemption Date with respect thereto.

The holder of any shares of Series IV Class B Preferred Stock redeemed upon any exercise of the Corporation’s redemption right shall not be entitled to receive payment of the Redemption Price for such shares until such holder shall cause to be delivered to the place specified in the notice given with respect to, such redemption (i) the certificate(s) representing such shares of Series IV Class B Preferred Stock; and (ii) transfer instrument(s) satisfactory to the Corporation and sufficient to transfer such shares free of any adverse interest. No interest shall accrue on the Redemption Price of any share of Series IV Class B Preferred Stock after its Redemption Date.

Notwithstanding anything in this Certificate to the contrary, the Corporation shall have the right to purchase shares of Series IV Class B Preferred Stock from any owner of such shares on such term as may be agreeable to such owner. Shares of Series IV Class B Preferred Stock may be acquired by the Corporation from any stockholder pursuant to this paragraph without offering any other stockholder an equal opportunity to sell his stock to the Corporation, and no purchase by the Corporation from any stockholder pursuant to this paragraph shall be deemed to create any right on the part of any stockholder to sell any shares of Series IV Class B Preferred Stock (or any other stock) to the Corporation.

Notwithstanding the foregoing provisions of this Section 4, and subject to the provisions of Section 2 hereof, if a dividend upon any shares of Series IV Class B Preferred Stock is past due, no shares of the Series IV Class B Preferred Stock may be redeemed, except (i) by means of a redemption pursuant to which all outstanding shares of the Series IV Class B Preferred Stock are simultaneously redeemed (or offered to be so redeemed) or pursuant to which the outstanding shares of the Series IV Class B Preferred Stock are redeemed on a pro rata basis (or offered to be so redeemed), or (ii) by conversion of shares of Series IV Class B Preferred Stock into, or exchange of such shares for, Common Stock or any other stock of the Corporation ranking junior to the Series IV Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up.

5.     Liquidation. In the event of any voluntary or involuntary dissolution, liquidation or winding up of the Corporation (for the purposes of this Section 5, a “Liquidation”), before any distribution of assets shall be made to the holders of the Common Stock or the holders of any other stock that ranks junior to the Series IV Class B Preferred Stock in respect of distributions upon the Liquidation of the Corporation, the holder of each share of Series IV Class B Preferred Stock then outstanding shall be entitled to $11.00 per share plus all dividends (whether or not declared or due) accrued and unpaid on such share on the date fixed for the distribution of assets of the Corporation to the holders of Series IV Class B Preferred Stock.

EXHIBIT D

If upon any Liquidation of the Corporation, the assets available for distribution to the holder of Series IV Class B Preferred Stock which shall then be outstanding (hereinafter in this paragraph called the “Total Amount Available”) shall be insufficient to pay the holders of all outstanding shares of Series IV Class B Preferred Stock the full amounts (including all dividends accrued and unpaid) to which they shall be entitled by reason of such Liquidation of the Corporation, then there shall be paid ratably to the holders of the Series IV Class B Preferred Stock in connection with such Liquidation of the Corporation, an amount equal to each holder’s pro rata share of the Total Amount Available.

The voluntary sale, conveyance, lease, exchange or transfer of all or substantially all the property or assets of the Corporation, or the merger or consolidation of the Corporation into another corporation, or any purchase or redemption of some or all of the shares of any class or series of stock of the Corporation, shall not be deemed to be a Liquidation of the Corporation for the purposes of this Section 5 (unless in connection therewith the Liquidation of the Corporation is specifically approved).

6.     Conversion Privilege. At any time subsequent to three years after issuance of any share of Series IV Class B Preferred Stock, the holder of any share of Series IV Class B Preferred Stock (“Holder”) shall have the right, at such Holder’s option (but if such share is called for redemption or exchange at the election of the Corporation, then in respect of such share only to and including but not after the close of business on (i) the fifth calendar day before the date fixed for such redemption; or (ii) the date fixed for such exchange, provided that the Corporation has set aside funds sufficient to effect such redemption) to convert such share into that number of fully paid and non-assessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing $10.00 by the Conversion Rate then in effect.

a.     Conversion Rate. Each share of Series IV Class B Preferred Stock may be converted, subject to the terms and provisions of this paragraph 6 into one (1) share of the Corporation’s Common Stock, which is a price equal to one share of Common Stock for each $10.00 of Series IV Class B Preferred Stock or, in case an adjustment of such rate has taken place pursuant to the provisions of subdivision (f) of this paragraph 6, then at the Conversion Rate as last adjusted (such rate or adjusted rate, shall be expressed as the number of shares of Common Stock to be acquired upon conversion of one share of Series IV Class B Preferred Stock, and shall be referred to herein as the “Conversion Rate”) (“Conversion Price”). Each share of Series IV Class B Preferred Stock shall be Convertible into Common Stock by surrender to the Corporation of the certificate representing such shares of Series IV Class B Preferred Stock to be converted by the Holder and by giving written notice to the Corporation of the Holder’s election to convert.

The Corporation shall, as soon as practicable after receipt of such written notice and the proper surrender to the Corporation of the certificate or certificates representing shares of Series IV Class B Preferred Stock to be converted in accordance with the above provisions, issue and deliver for the benefit of the Holder at the office of the Corporation’s duly appointed transfer agent (the “Transfer Agent”) to the Holder for whose account such shares of Series IV Class B Preferred Stock were so surrendered or to such Holder’s nominee or nominees, certificates for the number of shares of Common Stock to which the Holder shall be entitled. The certificates of Common Stock of the Corporation issued upon conversion shall bear such legends as may be required by state or federal laws.

Such conversion shall be deemed to have been effective immediately prior to the close of business on the date on which the Corporation shall have received both such written notice and the properly surrendered certificates for shares of Series IV Class B Preferred Stock to be converted (the “Conversion Date”), and at such time the rights of the Holder shall cease and the person or persons entitled to receive the shares of Common Stock issuable upon the conversion of such shares of Series IV Class B Preferred Stock shall be deemed to be, and shall be treated for all purposes as, the record Holder or Holders of such Common Stock on the Conversion Date. The Corporation shall not be required to convert, and no surrender of shares of Series IV Class B Preferred Stock or written notice of conversion with respect thereto shall be effected for that purpose, while the stock transfer books of the Corporation are closed for any reasonable business purpose for any reasonable period of time, but shall be required to convert upon the proper surrender of shares of Series IV Class B Preferred Stock for conversion immediately upon the reopening of such books. During the period in which the stock transfer books of

EXHIBIT D

the Corporation are closed, the Corporation may neither declare a dividend, declare a record date for payment of dividends nor make any payment of dividends.

b.     Dividends. If any shares of Series IV Class B Preferred Stock shall be converted during any dividend payment period, the Holder shall be entitled to all dividends accrued up to and through such Conversion Date, at the rate set forth herein, whether or not there has been a Dividend Date, as set forth in paragraph 2 hereof.

c.    Cancellation. Series IV Class B Preferred Stock converted into Common stock pursuant to the provisions of this paragraph 6 shall be retired and cancelled by the Corporation and given the status of authorized and unissued preferred stock.

d.     Reissuance if Conversion is Partial. In the case of any certificate representing shares of Series IV Class B Preferred Stock which is surrendered for conversion only in part, the Corporation shall issue and deliver to the Holder a new certificate or certificates for Series IV Class B Preferred Stock of such denominations as requested by the Holder in the amount of Series IV Class B Preferred Stock equal to the unconverted shares of the Series IV Class B Preferred Stock represented by the certificate so surrendered.

e.     Reservations of Shares. The Corporation shall at all times during which shares of Series IV Class B Preferred Stock may be converted into Common Stock as provided in this paragraph (e), reserve and keep available, out of any Common Stock held as treasury stock or out of its authorized and unissued Common Stock, or both, solely for the purpose of delivery upon conversion of the shares of Series IV Class B Preferred Stock as herein provided, such number of shares of Common Stock as shall then be sufficient to effect the conversion of all shares of Series IV Class B Preferred Stock from time to time outstanding, and shall take such action as may from time to time be necessary to ensure that such shares of Common Stock will, when issued upon conversion of Series IV Class B Preferred Stock, be fully paid and nonassessable.

f.      Adjustment of Conversion Rate. The Conversion Rate provided in subdivision (a) of this paragraph 6, in respect of Series IV Class B Preferred Stock, shall be subject to adjustments from time to time as follows:

(i)    While any shares of Series IV Class B Preferred Stock shall be outstanding, in case the Corporation shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock or combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, or issue, by reclassification of its shares of Common Stock, any shares of the Corporation, the Conversion Rate in effect immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the number of shares which it would have owned or been entitled to receive after the happening of any of the events described above, had such shares of Series IV Class B Preferred Stock been converted immediately prior to the happening of such event, such adjustment to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination or reclassification, as the case may be, becomes effective.

(ii)   In case the Corporation shall be consolidated with, or merge into, any other corporation, and the Corporation does not survive, proper provisions shall be made as a part of the terms of such consolidation or merger, whereby the Holder shall thereafter be entitled, upon exercise of such Holder’s conversion rights, to receive the kind and amount of shares of stock or other securities of the Corporation resulting from such consolidation or merger, or such other property, as the Holder would have received if such conversion rights were exercised immediately prior to the effectiveness of such merger or consolidation.

(iii)  In the event the Corporation at any time, or from time to time after December 31, 1999, makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend distribution payable in additional shares of Common Stock or

EXHIBIT D

Common Stock Equivalents (as defined which does not provide for the payment of any consideration upon the issuance, conversion or thereof, without a corresponding dividend or other distribution to the Holder, based upon the number of shares of Common Stock into which the Series IV Class B Preferred Stock is convertible, then and in each such event the Conversion Rate then in effect will be increased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying such Conversion rate by a fraction:

(A)  The numerator of which will be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution (which, in the case of Common Stock Equivalents, shall mean the maximum number of shares of Common Stock issuable with respect thereto, as set forth in the instrument relative thereto without regard to any provision for subsequent adjustment); and

(B)   The denominator of which will be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Rate will be recomputed accordingly as of the close of business on such record date, and thereafter such Conversion Rate will be adjusted pursuant to this subparagraph (iii) as of the time of actual payment of such dividends or distributions.

(iv)  In the event the Corporation at any time or from time to time after December 31, 1999, makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable to all holders of Common Stock in securities of the Corporation or Common Stock Equivalents, then, upon making such dividend or distribution provisions will be made so that the Holder will receive the amount of securities of the Corporation which it would have received had its Series IV Class B Preferred Stock been converted into Common Stock on the date of such event.

(v)   In the event the Corporation sells or issues any Common Stock, or sells or issues Common Stock Equivalents which can be converted into Common Stock at a per share consideration (as defined below in this subparagraph (v)) less than the Stipulated Price then in effect, then the Holder shall be entitled to purchase from the Corporation in cash (for the same per share consideration at which such Common Stock was issued or the per share price at which a share of Common Stock is acquirable upon exercise or conversion of Common Stock Equivalents) that additional number of shares of Common Stock which, when added to the number of shares of Common Stock acquirable by the Holder upon conversion of any shares of Series IV Class B Preferred Stock outstanding and held by such Holder immediately before such issue or sale (the “Acquirable Shares”), will equal a percentage of the number of shares of Common Stock Deemed Outstanding (as defined herein) immediately after such sale or issuance that is the same as the percentage of the number of shares of Common Stock Deemed Outstanding immediately before such issuance or sale represented by the Acquirable Shares. This right shall exist for a 45-day period following the sale or issuance of shares of Common Stock or Common Stock Equivalents, and thereafter shall cease to exist.

For the above purposes, the per share consideration with respect to the sale or issuance of Common Stock will be the price per share received by the Corporation, prior to the payment of any expenses, commissions, discounts and other applicable costs. With respect to the sale or issuance of Common Stock Equivalents which are convertible into or exchangeable for Common Stock without further consideration, the per share consideration will be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents (as set forth in the instrument relating thereto without regarding to any provisions contained therein for subsequent adjustment of such number) into the

EXHIBIT D

aggregate consideration receivable by the Corporation upon the sale or issuance of such Common Stock Equivalents. With respect to the issuance of other Common Stock Equivalents, the per share consideration will be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents into the total aggregate consideration received by the Corporation upon the sale or issuance of such Common Stock Equivalents plus the minimum aggregate amount of additional consideration received by the Corporation upon the conversion or exercise of such Common Stock Equivalents. In connection with the sale or issuance of Common Stock and/or Common Stock Equivalents for non-cash consideration, the amount of consideration will be the fair market value of such consideration as determined in good faith by the Board of Directors of the Corporation.

(vi)  As used herein, the term “Stipulated Price” means initial price of $10.00 per share of Common Stock, as adjusted from time to time pursuant to subparagraph (viii) of this paragraph 6(f); and the term “Common Stock Equivalent” means any securities (whether debt or equity securities) or rights issued by the Corporation convertible into or entitling the holder thereof to receive shares of, or securities convertible into, Common Stock. The number of shares of “Common Stock Deemed Outstanding” at any date shall equal the sum of the number of shares of Common Stock then outstanding plus the number of shares of Common Stock then obtainable pursuant to Common Stock Equivalents.

(vii) In the event the Corporation declares any dividend or distribution payable to holders of its Common Stock (other than dividends payable out of the Corporation’s retained earnings or earned surplus and dividends payable in shares of Common Stock or in securities convertible into or exchangeable for shares of Common Stock or rights or warrants to purchase Common Stock or securities convertible into or exchangeable for shares of Common Stock or any other securities issued by the Corporation), the Conversion Rate in effect immediately prior to the record date for such dividend or distribution shall be proportionately adjusted so that the Holder shall be entitled to receive the number of shares of Common Stock into which such shares of Common Stock or Preferred Stock was convertible immediately prior to such record date multiplied by a fraction, the numerator of which is the fair market value of a share of Common Stock on such record date and the denominator of which is such per share fair market value of a share of Common Stock on such record date less the fair market value on such record date of the securities or other property which are distributed as a dividend or other distribution. The term “fair market value” of a share of Common Stock or of any other security or other type of property on any date means (A) in the case of Common Stock or any other security (I) if the principal trading market for such Common Stock or other security is an exchange or the NASDAQ national market on such date, the closing price on such exchange or the NASDAQ national market on such date, provided, if trading of such Common Stock or other security is listed on any consolidated tape, the fair market value shall be the closing price set forth on such consolidated tape on such date, or (II) if the principal market for such Common Stock or other security is the over-the-counter market (other than the NASDAQ national market) the mean between the closing bid and asked prices on such date as set forth by NASDAQ or (B) in the case of Common Stock or any other security for which the fair market value cannot be determined pursuant to clause (A) above or of any other security or type of property, fair market value thereof on such date as determined in good faith by the Board of Directors.

(viii)  Whenever the Conversion Rate is adjusted pursuant to this paragraph 6(f), the Stipulated Price shall also be adjusted by multiplying it by a fraction that is the reciprocal of the fraction used to adjust the Conversion Rate.

(ix)  The Corporation will not, by amendment of its ~~Articles of Incorporation~~ Certificate of Formation or through any dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but at all times in good faith will assist

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in the carrying out of all the provisions of this paragraph and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder against impairment.

(x)    No adjustment in the Conversion Rate shall be required, unless such adjustment would require an increase or decrease of at least one (1) share of Common Stock in the Conversion Rate of one share of Series B Preferred Stock, provided that all adjustments which do not meet this minimum requirement cumulated and the adjustment will be made when the cumulated total is sufficient to require an adjustment. All calculations made pursuant to this subparagraph (x) of paragraph 6(f) shall be made to the nearest one-hundredth (1/100th) of a share of Common Stock.

g.     Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares of Common Stock shall be issued upon any conversion of shares of Series IV Class B Preferred Stock but, in lieu thereof, there shall be paid an amount in cash equal to the same fraction of the current market price of a whole share of Common Stock on the day preceding the day of conversion.

h.     Statement to Transfer Agent. Whenever the Conversion Rate for shares of Series IV Class B Preferred Stock shall be adjusted pursuant to the provisions of paragraph 6(f) hereof, the Corporation shall forthwith maintain at its office and, if applicable, file with the Transfer Agent for shares of Series IV Class B Preferred Stock and for shares of Common Stock, a statement signed by the President or a Vice President of the Corporation and by its Treasurer or an Assistant Treasurer, stating the adjusted Conversion Rate and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment, such calculations to be confirmed by the Corporation’s independent auditors, and stating the facts on which the calculation is based. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required.

7.             Registration Rights.

a.     Piggyback Registration. The Corporation, for a period ending six months after the last share of Series IV Class B Preferred Stock is redeemed, retired, converted or otherwise no longer outstanding, will give written notice to the Holder not less than 20 days in advance of the initial filing of any registration statement under the Securities Act of 1933, as amended (other than a registration statement pertaining to securities issuable pursuant to employee stock option, stock purchase, or similar plans or a registration statement pertaining to securities issuable in connection with the acquisition of a business, whether through merger, consolidation, acquisition of assets, or exchange of securities), covering any Common Stock or other securities of the Corporation, and will afford the Holder the opportunity to have included in such registration all or such part of the shares of Common Stock acquired upon conversion of Series IV Class B Preferred Stock, as may be designated by written notice to the Corporation not later than 10 days following receipt of such notice from the Corporation. The Corporation shall be entitled to exclude the shares of Common Stock held by the Holder from any one, but not more than one, such registration if the Corporation in its sole discretion decides that the inclusion of such shares will materially interfere with the orderly sale and distribution of the securities being offered under such registration statement by the Corporation. Notwithstanding the foregoing, the Corporation shall not be entitled to exclude the shares of Common Stock held by the Holder if shares of other shareholders are being included in any such registration statement and, in such circumstances, the Holder shall be entitled to include the shares of Common Stock held by them on a pro rata basis in the proportion that the number of shares of Common Stock held by the Holder bears to the shares of Common Stock held by all other shareholders, including shares in such registration statement. The Holder shall not be entitled to include shares in more than two registration statements pursuant to the provisions of this subdivision (a) of paragraph 7, and all rights of the Holder under this subdivision (a) of paragraph 7 shall terminate after the Holder has included shares of Common Stock in two registration statements pursuant to this subdivision (a) of paragraph 7.

b.    Expenses. The Corporation will pay all out-of-pocket costs and expenses of any registration effected pursuant to the provisions of subdivision (a) of this paragraph 7, including registration fees, legal fees,

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accounting fees, printing expenses (including such number of any preliminary and the final prospectus as may be reasonably requested), blue sky qualification fees and expenses, and all other expenses, except for underwriting commissions or discounts applicable to the shares of Common Stock being sold by the Holder and the fees of counsel for the Holder, all of which shall be paid by the Holder.

c.     Notwithstanding anything to the contrary contained herein, in the event that the Corporation files an initial registration statement under the Securities Act of 1933, as amended (other than a registration statement pertaining to securities issuable in connection with the acquisition of a business, whether through merger, consolidation, acquisition of assets or exchange of securities), concerning any Common Stock of the Corporation, it will afford the Holder the opportunity to convert his shares into that number of fully paid and non-assessable shares of Common Stock prior to the 3-year holding period stated in paragraph 6 above. The Corporation may also, at its option at any time within one-hundred eighty (180) days after an initial registration statement is deemed effective, demand the conversion of the Series IV Class B Preferred Stock into that number of fully paid and nonassessable shares of Common Stock as provided herein.

8.             Reports.

So long as any of the Series IV Class B Preferred Stock shall be outstanding, the Corporation shall submit to the Holder financial reports no less frequently than annually.

9.             Miscellaneous.

a.     As used herein, the term “Common Stock” shall mean the Corporation’s Common Stock, no par value, or, in the case of any reclassification or change of outstanding shares of Common Stock, the stock or securities issued in exchange for such Common Stock.

b.     The shares of Series IV Class B Preferred Stock shall be fully transferable by the Holder thereof, subject to compliance with the applicable provisions of federal and state securities laws.

IN WITNESS WHEREOF, RETRACTABLE TECHNOLOGIES, INC. has caused its corporate seal to be hereunto affixed and this Amended Certificate to be signed by its President and Secretary as of this day of 11th day of June, 2010.

/s/ Thomas J. Shaw
Thomas J. Shaw President

ATTEST:
/s/ Michele M. Larios
Michele M. Larios
Secretary

EXHIBIT D

AMENDED CERTIFICATE OF DESIGNATION, PREFERENCES, RIGHTS AND LIMITATIONS

OF THE SERIES V CLASS B CONVERTIBLE PREFERRED STOCK

OF

RETRACTABLE TECHNOLOGIES, INC.

Pursuant to ~~Article 2.13 of the Texas Business Corporation Act and Article Four of its Third Amended and Restated Articles of Incorporation~~ Texas law and its Certificate of Formation ~~(the “Articles of Incorporation”)~~, Retractable Technologies, Inc., a corporation organized and existing under the laws of the State of Texas (the “Corporation”),

DOES HEREBY CERTIFY that, pursuant to the authority conferred upon the Board of Directors of the Corporation by the ~~Articles of Incorporation~~ Certificate of Formation, as amended, and pursuant to ~~the Texas Business Corporation Act~~ Texas law, said Board of Directors, on April 15, 2002, at a meeting duly called and noticed adopted a resolution by all necessary action on the part of the Corporation providing for the creation of a series of Preferred Stock consisting of not more than 1,500,000 shares of Series V Class B Convertible Preferred Stock, which resolution was amended by a Board resolution dated June 20, 2002 to increase the number of shares to 3,097,855 and which resolution now reads as follows:

RESOLVED that, pursuant to the authority provided in the Corporation’s ~~Articles of Incorporation~~ Certificate of Formation and expressly granted to and vested in the Board of Directors of the Corporation, the Board of Directors hereby creates out of the Preferred Stock, par value One Dollar ($1.00) per share, of the Corporation a series of Preferred Stock called the Series V Class B Preferred Stock, consisting of not more than 3,097,855 shares, which shall be subordinate to the ~~Series A Convertible Preferred and~~ Series I through IV Class B Convertible Preferred Stock, and the Board of Directors hereby fixes the designation and the powers, preference and rights, and the qualifications, limitations, and restrictions thereof, to the extent not otherwise provided in the Corporation’s qualifications, limitations, and restrictions thereof, to the extent not otherwise provided in the Corporation’s ~~Articles of Incorporation~~ Certificate of Formation, as follows:

1.     Designation of Series. The designation of the series of Preferred Stock created by these resolutions shall be “Series V Class B Convertible Preferred Stock” (the “Series V Class B Preferred Stock”).

2.     Dividends on Series V Class B Preferred Stock

a.     Dividend Amount. The holders of the Series V Class B Preferred Stock shall be entitled to receive, in any calendar year, if, when, and as declared by the Board of Directors, out of any assets at the time legally available therefor and subject to the further limitations set out herein, dividends at the per annum rate of $.32 per share, all such dividends due quarterly in arrears as of the last day of each March, June, September, and December of each year, the first dividend being declarable on December 31, 2002. On each date which a dividend may be declared is hereafter called the “Dividend Date,” and each quarterly period ending with a Dividend Date is hereinafter referred to as the “Dividend Period.” Dividends shall be payable 15 calendar days after the Dividend Due Date; provided, however, that if such date on which a dividend is payable is a Saturday, Sunday, or legal holiday, such dividend shall be payable on the next following business day to the holders of record (whether singular or plural, the “Holder”).

b.     Dividends Cumulative. Dividends upon the Series V Class B Preferred Stock shall be accrued and be cumulative, whether or not in any Dividend Period or Periods there shall be funds of the Corporation legally available for the payment of such dividends.

c.     Dividend Accrual. On each Dividend Due Date all dividends which shall have accrued since the last Dividend Due Date on each share of Series V Class B Preferred Stock outstanding on such Dividend Due Date shall accumulate and be deemed to become “due.” Any dividend which shall not be paid on the Dividend Due Date on which it shall become due shall be deemed to be “past due” until such dividend shall be paid or until the share of Series V Class B Preferred Stock with respect to which such dividend became due shall no longer be outstanding, whichever is the earlier to occur. No interest, sum of money in lieu of interest, or other property or securities shall be payable in respect of any dividend

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payment or payments which are past due. Dividends paid on shares of Series V Class B Preferred Stock in an amount less than the total amount of such dividends at the time accumulated and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. Dividend payments made with respect to a Dividend Due Date shall be deemed to be made in payment of the dividends which became due on that Dividend Due Date.

d.     Dividend Arrearage. If a dividend upon any shares of Series V Class B Preferred Stock is in arrears, all dividends or other distributions declared upon shares of the Series V Class B Preferred Stock (other than dividends paid in stock of the Corporation ranking junior to the Series V Class B Preferred Stock as to dividends and upon liquidation, dissolution, or winding up) may only be declared pro rata. Except as set forth above, if a dividend upon any shares of Series V Class B Preferred Stock is in arrears: (i) no dividends (in cash, stock, or other property) may be paid or declared and set aside for payment upon any stock of the Corporation ranking junior to the Series V Class B Preferred Stock as to dividends (other than dividends of distributions in stock of the Corporation ranking junior to the Series V Class B Preferred Stock as to dividends and upon liquidation, dissolution, or winding up); and (ii) no preferred stock of the Corporation ranking junior to the Series V Class B Preferred Stock as to dividends may be redeemed pursuant to a sinking fund or otherwise, except (1) by means of redemption pursuant to which all outstanding shares of the Series V Class B Preferred Stock are redeemed, or (2) by conversion of any such junior stock into, or exchange of any such junior stock into, or exchange of any such junior stock for stock of the Corporation ranking junior to the Series V Class B Preferred Stock as to dividends and upon liquidation, dissolution, or winding up. Notwithstanding anything in this Certificate to the contrary, the Corporation shall be entitled to purchase any of its shares ranking junior to the Series V Class B Preferred Stock (including Common shares) on any terms it fixes, even where a dividend upon shares of Series V Class B Preferred Stock is in arrears, so long as:  (A) the cash assets of the Corporation as of its latest reporting period equals or exceeds $40,000,000 or (B) if the cash assets of the Corporation as of its latest reporting period was less than $40,000,000, the amount of funds utilized to purchase such shares within the next quarter does not exceed 25% of the value of the cash assets as of the previous reporting period.

3.     General, Class, and Series Voting Rights. Except as provided in this Section 3, or as otherwise from time to time required by law, the Series V Class B Preferred Stock shall have no voting rights.

So long as any shares of Series V Class B Preferred Stock remain outstanding, the consent of the holders of at least 51% of the shares of Series V Class B Preferred Stock outstanding at the time voting separately as a class, given in person or by proxy, either in writing at any special or annual meeting called for the purpose, shall be necessary to permit, effect, or validate any one or more of the following:

(i)    The authorization, creation, or issuance, or any increase in the authorized or issued amount, of any class or series of stock (including any class or series of Preferred Stock) ranking equal or prior to the Series V Class B Preferred Stock; or

(ii)   The amendment, alteration, or repeal, whether by merger, consolidation, or otherwise, of any of the provisions of the ~~Articles of Incorporation~~ Certificate of Formation or of this resolution which would alter or change the powers, preferences, or special rights of the shares of the Series V Class B Preferred Stock so as to affect them adversely; provided, however, that any increase in the amount of authorized Preferred Stock, or the creation and issuance of other series of Preferred Stock ranking junior to the Series V Class B Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution, or winding up, shall not be deemed to adversely affect such powers, preferences, or special rights.

The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series V Class B Preferred Stock shall have been redeemed or sufficient funds shall have been deposited in trust to effect such redemption.

EXHIBIT E

4.   Redemption. The outstanding shares of Series V Class B Preferred Stock shall be nonredeemable prior to the lapse of two (2) years from the date of issuance. On and after such date, the Series V Class B Preferred Stock may be redeemed at the option of the Corporation, as a whole at any time or in part from time to time, at the Redemption Price of $4.40 per share plus all dividends (whether or not declared or due) accrued and unpaid to the date of redemption (subject to the right of the holder of record of shares of Series V Class B Preferred Stock on a record date for the payment of a dividend on the Series V Class B Preferred Stock to receive the dividend due on such shares of Series V Class B Preferred Stock on the corresponding Dividend Due Date).

No sinking fund shall be established for the Series V Class B Preferred Stock.

Notice of any proposed redemption of shares of Series V Class B Preferred Stock shall be mailed by means of first class mail, postage paid, addressed to the holders of record of the shares of Series V Class B Preferred Stock to be redeemed, at their respective addresses then appearing on the books of the Corporation, at least thirty (30) days but not more than sixty (60) days prior to the date fixed for such redemption (herein referred to as the “Redemption Date”). Each such notice shall specify (i) the Redemption Date; (ii) the Redemption Price; (iii) the place for payment and for delivering the stock certificate(s) and transfer instrument(s) in order to collect the Redemption Price; (iv) the shares of Series V Class B Preferred Stock to be redeemed; and (v) the then effective Conversion Price (as defined below) and that the right of holders of shares of Series V Class B Preferred Stock being redeemed to exercise their conversion right shall terminate as to such shares at the close of business on the fifth day before the Redemption Date, provided that no default by the Corporation in the payment of the applicable Redemption Price (including any accrued and unpaid dividends) shall have occurred and be continuing. Any notice mailed in such manner shall be conclusively deemed to have been duly given whether or not such notice is, in fact, received. If less than all the outstanding shares of Series V Class B Preferred Stock are to be redeemed, the Corporation will select those to be redeemed by lot or by a substantially equivalent method. In order to facilitate the redemption of Series V Class B Preferred Stock to be redeemed, notice of any such proposed redemption shall not be more than sixty (60) days prior to the Redemption Date with respect thereto.

The holder of any shares of Series V Class B Preferred Stock redeemed upon any exercise of the Corporation’s redemption right shall not be entitled to receive payment of the Redemption Price for such shares until such holder shall cause to be delivered to the place specified in the notice given with respect to such redemption (i) the certificate(s) representing such shares of Series V Class B Preferred Stock; and (ii) transfer instrument(s) satisfactory to the Corporation and sufficient to transfer such shares free of any adverse interest. No interest shall accrue on the Redemption Price of any share of Series V Class B Preferred Stock after its Redemption Date.

Notwithstanding anything in this Certificate to the contrary, the Corporation shall have the right to purchase shares of Series V Class B Preferred Stock from the owner of such shares on such term as may be agreeable to such owner. Shares of Series V Class B Preferred Stock may be acquired by the Corporation from any stockholder pursuant to this paragraph without offering any other stockholder an equal opportunity to sell his stock to the Corporation, and no purchase by the Corporation from any stockholder pursuant to this paragraph shall be deemed to create any right on the part of any stockholder to sell any shares of Series V Class B Preferred Stock (or any other stock) to the Corporation.

Notwithstanding the foregoing provisions of this Section 4, and subject to the provisions of Section 2 hereof, if a dividend upon any shares of Series V Class B Preferred Stock is past due, no shares of the Series V Class B Preferred Stock may be redeemed, except (i) by means of a redemption pursuant to which all outstanding shares of the Series V Class B Preferred Stock are simultaneously redeemed (or offered to be so redeemed) or pursuant to which the outstanding shares of the Series V Class B Preferred Stock are redeemed on a pro rata basis (or offered to be so redeemed), or (ii) by conversion of shares of Series V Class B Preferred Stock into, or exchange of such shares for, Common Stock or any other stock of the Corporation ranking junior to the Series V Class B Preferred Stock as to dividends and upon liquidation, dissolution, or winding up.

5.   Liquidation. In the event of any voluntary or involuntary dissolution, liquidation, or winding up of the Corporation (for the purposes of this Section 5, a “Liquidation”), before any distribution of assets shall be made to the holders of the Common Stock or the holders of any other stock that ranks junior to the Series V Class B

EXHIBIT E

Preferred Stock in respect of distributions upon the Liquidation of the Corporation, the holder of each share of Series V Class B Preferred Stock then outstanding shall be entitled to $4.40 per share plus all dividends (whether or not declared or due) accrued and unpaid on such share on the date fixed for the distribution of assets of the Corporation to the holders of Series V Class B Preferred Stock.

If upon any Liquidation of the Corporation, the assets available for distribution to the holder of Series V Class B Preferred Stock which shall then be outstanding (hereinafter in this paragraph called the “Total Amount Available”) shall be insufficient to pay the holders of all outstanding shares of Series V Class B Preferred Stock the full amounts (including all dividends accrued and unpaid) to which they shall be entitled by reason of such Liquidation of the Corporation, then there shall be paid ratably to the holders of the Series V Class B Preferred Stock in connection with such Liquidation of the Corporation, an amount equal to each holder’s pro rata share of the Total Amount Available.

The voluntary sale, conveyance, lease, exchange, or transfer of all or substantially all the property or assets of the Corporation, or the merger or consolidation of the Corporation into another corporation, or any purchase or redemption of some or all of the shares of any class or series of stock of the Corporation, shall not be deemed to be a Liquidation of the Corporation for the purposes of this Section 5 (unless in connection therewith the Liquidation of the Corporation is specifically approved).

6.    Conversion Privilege. At any time after issuance of any share of Series V Class B Preferred Stock, the holder of any share of Series V Class B Preferred Stock (“Holder”) shall have the right, at such Holder’s option (but if such share is called for redemption or exchange at the election of the Corporation, then in respect of such share only to and including but not after the close of business on (i) the fifth calendar day before the date fixed for such redemption; or (ii) the date fixed for such exchange, provided that the Corporation has set aside funds sufficient to effect such redemption) to convert such share into that number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing $4.00 by the Conversion Rate then in effect.

a.               Conversion Rate. Each share of Series V Class B Preferred Stock may be converted, subject to the terms and provisions of this paragraph 6 into one (1) share of the Corporation’s Common Stock, which is a price equal to one share of Common Stock for each $4.00 of Series V Class B Preferred Stock or, in case an adjustment of such rate has taken place pursuant to the provisions of subdivision (f) of this paragraph 6, then at the Conversion Rate as last adjusted (such rate or adjusted rate, shall be expressed as the number of shares of Common Stock to be acquired upon conversion of one share of Series V Class B Preferred Stock, and shall be referred to herein as the “Conversion Rate”) (“Conversion Price”). Each share of Series V Class B Preferred Stock shall be Convertible into Common Stock by surrender to the Corporation of the certificate representing such shares of Series V Class B Preferred Stock to be converted by the Holder and by giving written notice to the Corporation of the Holder’s election to convert.

The Corporation shall, as soon as practicable after receipt of such written notice and the proper surrender to the Corporation of the certificate or certificates representing shares of Series V Class B Preferred Stock to be converted in accordance with the above provisions, issue and deliver for the benefit of the Holder at the office of the Corporation’s duly appointed transfer agent (the “Transfer Agent”) to the Holder for whose account such shares of Series V Class B Preferred Stock were so surrendered or to such Holder’s nominee or nominees, certificates for the number of shares of Common Stock to which the Holder shall be entitled. The certificates of Common Stock of the Corporation issued upon conversion shall bear such legends as may be required by state or federal laws. Such conversion shall be deemed to have been effective immediately prior to the close of business on the date on which the Corporation shall have received both such written notice and the properly surrendered certificates for shares of Series V Class B Preferred Stock to be converted (the “Conversion Date”), and at such time the rights of the Holder shall cease and the person or persons entitled to receive the shares of Common Stock issuable upon the conversion of such shares of Series V Class B Preferred Stock shall be deemed to be, and shall be treated for all purposes as, the record Holder or Holders of such Common Stock on the Conversion Date. The Corporation shall not be required to convert, and no surrender of shares of Series V Class B Preferred Stock or written notice of

EXHIBIT E

conversion with respect thereto shall be effected for that purpose, while the stock transfer books of the Corporation are closed for any reasonable business purpose for any reasonable period of time, but shall be required to convert upon the proper surrender of shares of Series V Class B Preferred Stock for conversion immediately upon the reopening of such books. During the period in which the stock transfer books of the Corporation are closed, the Corporation may neither declare a dividend, declare a record date for payment of dividends, nor make any payment of dividends.

b.     Dividends. If any shares of Series V Class B Preferred Stock shall be converted during any dividend payment period, the Holder shall be entitled to all dividends accrued up to and through such Conversion Date, at the rate set forth herein, whether or not there has been a Dividend Date, as set forth in paragraph 2 hereof.

c.     Cancellation. Series V Class B Preferred Stock converted into Common Stock pursuant to the provisions of this paragraph 6 shall be retired by the Corporation and given the status of authorized and unissued Preferred Stock.

d.     Reissuance if Conversion is Partial. In the case of any certificate representing shares of Series V Class B Preferred Stock which is surrendered for conversion only in part, the Corporation shall issue and deliver to the Holder a new certificate or certificates for Series V Class B Preferred Stock in the amount of Series V Class B Preferred Stock equal to the unconverted shares of the Series V Class B Preferred Stock represented by the certificate so surrendered.

e.     Reservations of Shares. The Corporation shall at all times during which shares of Series V Class B Preferred Stock may be converted into Common Stock as provided in this paragraph (e), reserve and keep available, out of any Common Stock held as treasury stock or out of its authorized and unissued Common Stock, or both, solely for the purpose of delivery upon conversion of the shares of Series V Class B Preferred Stock as herein provided, such number of shares of Common Stock as shall then be sufficient to effect the conversion of all shares of Series V Class B Preferred Stock from time to time outstanding, and shall take such action as may from time to time be necessary to ensure that such shares of Common Stock will, when issued upon conversion of Series V Class B Preferred Stock, be fully paid and nonassessable.

f.      Adjustment of Conversion Rate. The Conversion Rate provided in subdivision (a) of this paragraph 6, in respect of Series V Class B Preferred Stock, shall be subject to adjustments from time to time as follows:

(i)    While any shares of Series V Class B Preferred Stock shall be outstanding, in case the Corporation shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock or combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, or issue, by reclassification of its shares of Common Stock, any shares of the Corporation, the Conversion Rate in effect immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the number of shares which it would have owned or been entitled to receive after the happening of any of the events described above, had such shares of Series V Class B Preferred Stock been converted immediately prior to the happening of such event, such adjustment to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination or reclassification, as the case may be, becomes effective.

(ii)   In case the Corporation shall be consolidated with, or merge into, any other corporation, and the Corporation does not survive, proper provisions shall be made as a part of the terms of such consolidation or merger, whereby the Holder shall thereafter be entitled, upon exercise of such Holder’s conversion rights, to receive the kind and amount of shares of stock or other securities of the Corporation resulting from such consolidation or merger, or such other property, as the Holder would have received if such conversion rights were exercised immediately prior to the effectiveness of such merger or consolidation.

EXHIBIT E

(iii)  In the event the Corporation at any time makes or issues, a record date for the determination of holders of Common Stock entitled to receive, a dividend distribution payable in additional shares of Common Stock or Common Stock Equivalents (as defined in subparagraph (iv) of this paragraph 6(f)) which does not provide for the payment of any consideration upon the issuance, conversion or thereof, without a corresponding dividend or other distribution to the Holder, based upon the number of shares of Common Stock into which the Series V Class B Preferred Stock is convertible, then and in each such event the Conversion Rate then in effect will be increased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying such Conversion rate by a fraction:

(A)      The numerator of which will be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution (which, in the case of Common Stock Equivalents, shall mean the maximum number of shares of Common Stock issuable with respect thereto, as set forth in the instrument relative thereto without regard to any provision for subsequent adjustment); and

(B)        The denominator of which will be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Rate will be recomputed accordingly as of the close of business on such record date, and thereafter such Conversion Rate will be adjusted pursuant to this subparagraph (iii) as of the time of actual payment of such dividends or distributions.

(iv)  In the event the Corporation at any time makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable to all holders of Common Stock in securities of the Corporation or Common Stock Equivalents, then, upon making such dividend or distribution, provisions will be made so that the Holder will receive the amount of securities of the Corporation which it would have received had its Series V Class B Preferred Stock been converted into Common Stock on the date of such event.

(v)         In the event the Corporation sells or issues any Common Stock, or sells or issues Common Stock Equivalents which can be converted into Common Stock at a per share consideration (as defined below in this subparagraph (v) of paragraph 6(f)) less than the Stipulated Price then in effect, then the Holder shall be entitled to purchase from the Corporation in cash (for the same per share consideration at which such Common Stock was issued or the per share price at which a share of Common Stock is acquirable upon exercise or conversion of Common Stock Equivalents) that additional number of shares of Common Stock which, when added to the number of shares of Common Stock acquirable by the Holder upon conversion of any shares of Series V Class B Preferred Stock outstanding and held by such Holder immediately before such issue or sale (the “Acquirable Shares”), will equal a percentage of the number of shares of Common Stock Deemed Outstanding (as defined herein) immediately after such sale or issuance that is the same as the percentage of the number of shares of Common Stock Deemed Outstanding immediately before such issuance or sale represented by the Acquirable Shares. This right shall exist for a 45-day period following the sale or issuance of shares of Common Stock or Common Stock Equivalents, and thereafter shall cease to exist.

For the above purposes, the per share consideration with respect to the sale or issuance of Common Stock will be the price per share received by the Corporation, prior to the payment of any expenses, commissions, discounts and other applicable costs. With respect to the sale or issuance of Common Stock Equivalents which are convertible into or exchangeable for

EXHIBIT E

Common Stock without further consideration, the per share consideration will be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents (as set forth in the instrument relating thereto without regard to any provisions contained therein for subsequent adjustment of such number) into the aggregate consideration receivable by the Corporation upon the sale or issuance of such Common Stock Equivalents. With respect to the issuance of other Common Stock Equivalents, the per share consideration will be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents into the total aggregate consideration received by the Corporation upon the sale or issuance of such Common Stock Equivalents plus the minimum aggregate amount of additional consideration received by the Corporation upon the conversion or exercise of such Common Stock Equivalents. In connection with the sale or issuance of Common Stock and/or Common Stock Equivalents for noncash consideration, the amount of consideration will be the fair market value of such consideration as determined in good faith by the Board of Directors of the Corporation.

(vi)      As used herein, the term “Stipulated Price” means initial price of $4.00 per share of Common Stock, as adjusted from time to time pursuant to subparagraph (viii) of this paragraph 6(f); and the term “Common Stock Equivalent” means any securities (whether debt or equity securities) or rights issued by the Corporation convertible into or entitling the holder thereof to receive shares of, or securities convertible into, Common Stock. The number of shares of “Common Stock Deemed Outstanding” at any date shall equal the sum of the number of shares of Common Stock then outstanding plus the number of shares of Common Stock then obtainable pursuant to Common Stock Equivalents.

(vii)   In the event the Corporation declares any dividend or distribution payable to holders of its Common Stock (other than dividends payable out of the Corporation’s retained earnings or earned surplus and dividends payable in shares of Common Stock or in securities convertible into or exchangeable for shares of Common Stock or rights or warrants to purchase Common Stock or securities convertible into or exchangeable for shares of Common Stock or any other securities issued by the Corporation), the Conversion Rate in effect immediately prior to the record date for such dividend or distribution shall be proportionately adjusted so that the Holder shall be entitled to receive the number of shares of Common Stock into which such shares of Common Stock or Preferred Stock was convertible immediately prior to such record date multiplied by a fraction, the numerator of which is the fair market value of a share of Common Stock on such record date and the denominator of which is such per share fair market value of a share of Common Stock on such record date less the fair market value on such record date of the securities or other property which are distributed as a dividend or other distribution. The term “fair market value” of a share of Common Stock or of any other security or other type of property on any date means (A) in the case of Common Stock or any other security (I) if the principal trading market for such Common Stock or other security is an exchange or the NASDAQ national market on such date, the closing price on such exchange or the NASDAQ national market on such date, provided, if trading of such Common Stock or other security is listed on any consolidated tape, the fair market value shall be the closing price set forth on such consolidated tape on such date, or (II) if the principal market for such Common Stock or other security is the over-the-counter market (other than the NASDAQ national market) the mean between the closing bid and asked prices on such date as set forth by NASDAQ or (B) in the case of Common Stock or any other security for which the fair market value cannot be determined pursuant to clause (A) above or of any other security or type of property, fair market value thereof on such date as determined in good faith by the Board of Directors.

(viii)      Whenever the Conversion Rate is adjusted pursuant to this paragraph 6(f), the Stipulated Price shall also be adjusted by multiplying it by a fraction that is the reciprocal of the fraction used to adjust the Conversion Rate.

EXHIBIT E

(ix)        The Corporation will not, by amendment of its ~~Articles of Incorporation~~ Certificate of Formation or through any dissolution, issuance, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but at all times in good faith will assist in the carrying out of all the provisions of this paragraph and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder against impairment.

(x)           No adjustment in the Conversion Rate shall be required, unless such adjustment would require an increase or decrease of at least one (1) share of Common Stock in the Conversion Rate of one share of Series V Class B Preferred Stock, provided that all adjustments which do not meet this minimum requirement cumulated and the adjustment will be made when the cumulated total is sufficient to require an adjustment. All calculations made pursuant to this subparagraph (x) of paragraph 6(f) shall be made to the nearest 1/100th of a share of Common Stock.

g.     Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares of Common Stock shall be issued upon any conversion of shares of Series V Class B Preferred Stock but, in lieu thereof, there shall be paid an amount in cash equal to the same fraction of the current market price of a whole share of Common Stock on the day preceding the day of conversion.

h.     Statement to Transfer Agent. Whenever the Conversion Rate for shares of Series V Class B Preferred Stock shall be adjusted pursuant to the provisions of paragraph 6(f) hereof, the Corporation shall forthwith maintain at its office and, if applicable, file with the Transfer Agent for shares of Series V Class B Preferred Stock and for shares of Common Stock, a statement signed by the President of the Corporation and by its Treasurer, stating the adjusted Conversion Rate and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment, such calculations to be confirmed by the Corporation’s independent Accountants, and stating the facts on which the calculation is based. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required.

7.             Registration Rights

a.             Piggyback Registration. The Corporation, for a period ending six months after the last share of Series V Class B Preferred Stock is redeemed, retired, converted, or otherwise no longer outstanding, will give written notice to the holder not less than 20 days in advance of the initial filing of any registration statement under the Securities Act of 1933, as amended (other than a registration statement pertaining to securities issuable pursuant to employee stock option, stock purchase, or similar plans or a registration statement pertaining to securities issuable in connection with the acquisition of a business, whether through a merger, consolidation, acquisition of assets, or exchange of securities), covering any Common Stock or other securities of the Corporation, and will afford the holder the opportunity to have included in such registration all or such part of the shares of Common Stock acquired upon conversion of Series V Class B Preferred Stock, as may be designated by written notice to the Corporation not later than ten days following receipt of such notice from the Corporation. The Corporation shall be entitled to exclude the shares of Common Stock held by the holder from any one, but not more than one, such registration if the Corporation in its sole discretion decides that the inclusion of such shares will materially interfere with the orderly sale and distribution of the securities being offered under such registration statement by the Corporation. Notwithstanding the foregoing, the Corporation shall not be entitled to exclude the shares of Common Stock held by the Holder if shares of other shareholders are being included in any such registration statement and, in such circumstances, the Holder shall be entitled to include the shares of Common Stock held by them on a pro-rata basis in the proportion that the number of shares of Common Stock held by the Holder bears to the shares of Common Stock held by all other shareholders, including shares in such registration statement. The Holder shall not be entitled to include shares in more than two registration statements pursuant to the provisions of this subdivision (a) of paragraph 7, and all rights of the Holder under this subdivision (a) of

EXHIBIT E

paragraph 7 shall terminate after the Holder has included shares of Common Stock in two registration statements pursuant to this subdivision (a) of paragraph 7.

b.             Expenses. The Corporation will pay all out-of-pocket costs and expenses of any registration effected pursuant to the provisions of subdivision (a) of this paragraph 7, including registration fees, legal fees, accounting fees, printing expenses (including such number of any preliminary and the final prospectus as may be reasonably requested), blue sky qualification fees and expenses, and all other expenses, except for underwriting commissions or discounts applicable to the shares of Common Stock being sold by the Holder and the fees of counsel for the Holder, all of which shall be paid by the Holder.

c.             Notwithstanding anything to the contrary contained herein, in the event that the Corporation files an initial registration statement under the Securities Act of 1933, as amended (other than a registration statement pertaining to securities issuable in connection with the acquisition of a business, whether through merger, consolidation, acquisition of assets, or exchange of securities), concerning any Common Stock of the Corporation, it may, at its option, at any time within 180 days after the initial registration statement is deemed effective, demand the conversion of the Series V Class B Convertible Preferred shares into that number of fully paid and nonassessable shares of Common Stock as provided herein.

8.             Reports

So long as any of the Series V Class B Preferred Stock shall be outstanding, the Corporation shall submit to the Holder financial reports no less frequently than annually.

9.             Miscellaneous

a.             As used herein, the term “Common Stock” shall mean the Corporation’s Common Stock, no par value, or, in the case of any reclassification or change of outstanding shares of Common Stock, the stock or securities issued in exchange for such Common Stock.

b.             The shares of Series V Class B Preferred Stock shall be fully transferable by the Holder thereof, subject to compliance with the applicable provisions of federal and state securities laws.

IN WITNESS WHEREOF, RETRACTABLE TECHNOLOGIES, INC. has caused its corporate seal to be hereunto affixed and this Amended Certificate to be signed by its President and Secretary this 14th day of October, 2009.

s/ Thomas J. Shaw
Thomas J. Shaw
President

ATTEST:

s/Michele M. Larios
Michele M. Larios
Secretary

EXHIBIT E

Appendix B

RETRACTABLE TECHNOLOGIES, INC.

AUDIT COMMITTEE CHARTER

I.              STATEMENT OF PURPOSE

A.            The Audit Committee shall represent and assist the Board of Directors in discharging its responsibilities relating to the accounting, reporting, and financial practices and legal compliance of Retractable Technologies, Inc. (the “Company”). The Audit Committee has general responsibility for oversight of the accounting and financial reporting processes of the Company, including oversight of:  (1) the integrity of the Company’s financial statements and its financial reporting and disclosure practices, (2) the Company’s compliance with legal and regulatory requirements, and (3) the qualification and independence of the Company’s auditors and the performance of the annual audit and interim reviews of the Company’s financial statements by the independent auditors. The Audit Committee should also provide an open avenue of communication among the independent auditors, financial and senior management, and the Board of Directors.

B.            While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles (“GAAP”).  This is the responsibility of management and the Company’s independent auditors.

II.            AUDIT COMMITTEE MEMBERS

A.            The Audit Committee shall consist of at least three members appointed by the Board of Directors, one of whom shall be appointed as Chairperson. The Audit Committee shall consist entirely of “independent” members of the Board of Directors. “Independent” means a director who:  (i) satisfies all criteria for independence established by the Securities and Exchange Commission (the “SEC”) with regard to members of an Audit Committee and (ii) meets the NYSE Amex LLC (the “AMEX”) definition of “independent” (including all criteria imposed with respect to service on an audit committee). If a member of the Audit Committee ceases to be independent, that member shall notify the Company immediately.

B.            Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, statement of operations, statement of changes in stockholders’ equity, cash flow statement, and related notes to financial statements as determined in the Board of Directors’ judgment.

C.            At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including, but not limited to, being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities in compliance with criteria established by the AMEX and, in addition, shall have such accounting or related financial management expertise as required to be an “audit committee financial expert” in compliance with the criteria established by the SEC, both as determined in the Board of Directors’ judgment. The identity of such financial expert and whether such financial expert meets the SEC’s “independence” criteria shall be disclosed in the Company’s annual report as filed with the SEC and such other reports as the SEC may require.

D.            The members of the Audit Committee shall be elected by the Board of Directors and shall serve until their successors shall be duly elected and qualified. Unless a chair is elected by the full Board of Directors, the members of the Audit Committee may designate a chair by majority vote of the full Audit Committee.

III.           POWERS, DUTIES, AND RESPONSIBILITIES

A.            Oversight of Company Relationship with Its Independent Auditors

1.             The Audit Committee of the Company shall have sole authority and responsibility to appoint and engage a public accounting firm to serve as the Company’s independent auditors and to perform the Company’s annual audit and related work. This authority shall include the sole discretion to retain and discharge such independent auditors and to approve the terms and conditions of all audit engagements as well as all significant non-audit engagements with such independent auditors, including a determination of the compensation to be paid to such independent auditors.

2.             The Audit Committee shall oversee the work performed by the Company’s independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting). Such independent auditors shall report directly to the Audit Committee, although they shall remain accountable to the entire Board of Directors as well as to the Audit Committee.

3.             The Audit Committee shall review with the independent auditors the scope of the audit, pre-approve the audit services (which may entail providing comfort letters in connection with securities underwritings) to be performed by the independent auditors, review the results of the annual audit examination, review the interim results, and review any other reports of the independent auditors with respect to the Company’s financial statements or policies.

4.             The Audit Committee shall pre-approve all non-audit services provided to the Company by the independent auditors.  Pre-approval shall be either:  (i) specifically granted by the Audit Committee or (ii) granted pursuant to pre-approval policies and procedures established by the Audit Committee, provided the Audit Committee is informed of each non-audit service. In no event shall approval be granted for any non-audit service that the SEC, AMEX, or other applicable regulatory authority determines is impermissible. As may be required by the SEC, the Audit Committee shall disclose the approval of non-audit services and/or any pre-approval policies and procedures in periodic reports filed by the Company with the SEC.

5.           The Audit Committee shall periodically assess the independence of the Company’s auditors as defined by the rules, regulations, and standards of the SEC, the AMEX, and other applicable authorities. The Audit Committee shall, at least annually, obtain and review a formal written statement by the Company’s independent auditors delineating all relationships between the independent auditors and the Company as required by applicable requirements of the Public Company Accounting Oversight Board. Furthermore, the Audit Committee shall actively engage in a dialogue with the independent auditors regarding any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.  The Audit Committee is responsible for recommending that the Board take appropriate action to oversee the independence of the independent auditors.

B.            Audit Practices and Financial Reporting Matters

1.             The Audit Committee shall obtain and review all reports and other information that the independent auditors are required by law, rule, or regulation to submit to the Audit Committee, including periodic reports on:  (1) all critical accounting policies and practices to be used by the Company, (2) all alternative treatments of financial information within GAAP in effect from time to time that have been discussed with management, the ramification of the use of such alternative disclosures and treatment, and the treatment preferred by the independent auditors, and (3) other material written communications between the independent auditors and management of the Company, such as any management letter or schedule of unadjusted differences.

2.             The Audit Committee shall discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T,  relating to the conduct of the audit and certain information related to the auditors’ judgments about the quality, not just the acceptability, of the Company’s accounting principles.

3.             The Audit Committee shall review and discuss with management and the independent auditors the Company’s annual audited financial statements and quarterly financial statements, including a discussion of the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and a discussion with the independent auditors of their judgments as to the quality of the Company’s accounting principles.

4.             The Audit Committee shall review with management and the independent auditors the results of any significant matters identified as a result of the independent auditors’ interim review procedures prior to the filing of each quarterly report.

5.             The Audit Committee shall review changes in the accounting policies of the Company and accounting and financial reporting proposals that may have a significant impact on the Company’s financial reports, and make reports on the foregoing to the Board of Directors.

6.             The Audit Committee shall review as necessary and appropriate with the independent auditors any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditors’ activities or access to information and any significant disagreements with management.

C.            Company Governance Policies and Compliance

1.             The Audit Committee shall prepare the report that SEC rules require to be included in the Company’s annual proxy statement.

2.             The Audit Committee shall review and discuss with management financial risk exposures and measures management has taken to monitor and control such exposures.

3.             The Audit Committee shall annually review and assess the adequacy of this Charter and make recommendations to the Board of Directors necessary to provide for the continued adequacy of the Charter to achieve its stated purpose.

4.             The Audit Committee shall review with management and the independent auditors any correspondence with regulators or governmental agencies and any employee complaints or published reports, which raise material issues regarding the Company’s financial statements or accounting policies.

5.             Any complaints regarding accounting, internal accounting controls, or auditing matters shall be submitted orally or in writing to the Company’s Audit Committee Financial Expert.  The Company encourages its employees to submit such concerns or complaints when and if they arise, and will accept anonymous submissions.  The source of any such concerns or complaints shall be kept confidential, if requested.  All such complaints shall be retained by the Audit Committee for five years and shall be referred to management or the Board of Directors at the discretion of the Audit Committee.

6.             The Audit Committee shall review and, if appropriate, approve any related party transactions.

7.             The Audit Committee shall oversee management’s internal control over financial reporting as part of its oversight responsibilities for the Company’s financial reporting.  The Audit Committee shall obtain a report from management as to all material weaknesses and significant deficiencies in internal controls based upon management’s evaluation.  The Audit Committee shall be reasonably knowledgeable and informed about the evaluation process and management’s assessment.

D.            General Powers

1.             The Audit Committee shall have the ability (but not the obligation) to conduct or authorize, if it considers appropriate, investigations into any matters within the scope of its responsibilities.

2.             The Audit Committee shall have the authority (without separate approval from the Board of Directors) to obtain advice, services, and assistance from independent counsel, and accounting or other advisors, as the Audit Committee deems necessary to assist it in carrying out its responsibilities, and to determine the compensation for any such advisors.

3.             The Audit Committee shall perform such activities consistent with this Charter, the Company’s Third Amended and Restated Bylaws, as they may be amended, and applicable law as the Board of Directors or the Audit Committee deems necessary or appropriate.

4.             The Audit Committee may otherwise make regular reports and recommendations to the Board of Directors within the scope of its functions.

5.             The Company shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee for: 1) payment of compensation to the independent auditors employed for the purpose of preparing or issuing an audit report or review or attestation, 2) payment to any advisors employed by the Audit Committee and 3) payment of ordinary administrative expenses that are necessary or appropriate in carrying out its duties.

IV.           AUDIT COMMITTEE MEETINGS

A.            The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The meetings may be either in person or in any other manner permitted by law and at such times and places as the Board of Directors or the Audit Committee determines. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

B.            The majority of the members of the Audit Committee shall constitute a quorum for Audit Committee meetings and, unless otherwise required by this Charter or the Company’s Third Amended and Restated Bylaws, as they may be amended, action may be taken by majority vote of the members present at such meetings. Minutes shall be maintained of each meeting.

C.            At the next meeting of the Board of Directors following any meeting of the Audit Committee, a report of the Audit Committee findings and actions shall be rendered by the Chairman of the Audit Committee.

The above constitutes the complete Audit Committee Charter of Retractable Technologies, Inc. effective as of December 20, 2009.

s/ Thomas J. Shaw
THOMAS J. SHAW
Chairman of the Board

ATTEST:

s/ Michele Larios
MICHELE LARIOS, Secretary

RETRACTABLE TECHNOLOGIES, INC.

COMPENSATION AND BENEFITS COMMITTEE CHARTER

A.            PURPOSES OF THE COMMITTEE

The purposes of the Compensation and Benefits Committee of the Board of Directors (the “Committee”) of Retractable Technologies, Inc. (the “Company”) are to:  (1) discharge the Board of Directors’ responsibilities relating to the compensation of the Company’s executives and directors; (2) prepare, if necessary, an annual report on compensation to be included in the Company’s annual meeting proxy statement and such other reports on compensation that may be required; and (3) administer the Company’s equity and other incentive compensation plans in effect on the date hereof, as amended from time to time, and any additional plans adopted by the Company.

B.            COMPOSITION

1.             The Committee shall be comprised of no fewer than three members. Committee members shall be elected by the Board and may be replaced by the Board. Unless a chair is elected by the full Board, the members of the Committee may designate a chair by majority vote of the full Committee.

2.             The Committee shall consist entirely of “independent” members of the Board. “Independent” means a director who meets the NYSE Amex LLC (“AMEX”) definition of “independent.”  If a member of the Committee ceases to be independent, that member shall notify the Company immediately.

C.            POWERS, DUTIES, AND RESPONSIBILITIES

In fulfilling its duties and responsibilities under this Charter, the Committee shall, among other things:

1.             Review and approve corporate goals and objectives related to executive officer compensation. Specifically, the Committee shall approve corporate goals and objectives relevant to the Company’s Chief Executive Officer (“CEO”) compensation, and in light of such goals and objectives, evaluate the performance of the CEO and shall set compensation for the CEO.  In considering the appropriate compensation of the CEO, the Committee shall consider all material elements of his compensation as specified in Item 402(b) of Regulation S-K.

2.             Together with management review the performance of executive officers other than the CEO and set their compensation in accordance with established goals and objectives. In considering the appropriate compensation of executive officers, the Committee shall consider all material elements of compensation as specified in Item 402(b) of Regulation S-K.

3.             Review and evaluate an appropriate compensation program for members of the Board of Directors that will fairly compensate them for their service while seeking to align the interests of Board members with the long term interests of the Company and its stockholders. The Committee, from time to time, shall recommend the amount and form of directors’ compensation. In performing its duties, the Committee shall take into account the burdens on and obligations and commitments required of directors, the additional time commitments required in connection with service on and acting as Chair of certain committees, and the types and amounts of compensation paid to directors of other companies in the Company’s peer group.

4.             In the absence of action by the Board, serve as the grantor and administrator for the Company’s equity and other incentive compensation plans.

5.             Retain and terminate any outside compensation consultant and other advisors deemed necessary by the Committee as well as approve the fees charged by such consultants and advisors and other retention terms.

6.             Perform any other activities required by applicable law, rules or regulation, including the rules of the Securities and Exchange Commission and any stock exchange or market on which the Company’s securities may be listed from time to time, and perform such other activities that are consistent with this Charter, set forth in the

Company’s Third Amended and Restated Bylaws, as they may be amended from time to time, and governing laws as the Committee or the Board of Directors deems necessary or appropriate.

7.             Report to the Board of Directors regarding its meetings.  The Committee shall also, if necessary, prepare a Compensation Committee Report (as defined by Item 407(e)(5) of Regulation S-K) to be included in the Company’s annual report after a review and discussion of the Company’s Compensation Discussion and Analysis with management and shall prepare such other reports as may be required.

8.             Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board.

D.            MEETINGS

The Committee shall meet periodically at the request of two-thirds of the members of the Board of Directors, or at the request of  management, and as often as it deems necessary or appropriate, in its judgment, either in person or in any other manner permitted by law and at such times and places as the Committee determines. The majority of the members of the Committee shall constitute a quorum.

The above constitutes the complete Compensation and Benefits Committee Charter of Retractable Technologies, Inc. effective as of December 20, 2009.

s/ Thomas J. Shaw
THOMAS J. SHAW
Chairman of the Board

ATTEST:

s/ Michele M. Larios
MICHELE M. LARIOS, Secretary

RETRACTABLE TECHNOLOGIES, INC.

NOMINATING COMMITTEE CHARTER

A.            PURPOSE

The Nominating Committee (the “Committee”) is appointed by the Board of Directors (the “Board”): (1) to assist the Board by identifying qualified candidates for director and to recommend to the Board the director nominees for the next annual meeting of shareholders; (2) to recommend to the Board candidates for election by the Board to fill vacancies occurring on the Board; and (3) to recommend to the Board director nominees for each Board Committee, upon request of the Board.

B.            COMPOSITION

1.             The Committee shall be comprised of no fewer than three members. Committee members shall be elected by the Board and may be replaced by the Board. Unless a chair is elected by the full Board, the members of the Committee may designate a chair by majority vote of the full Committee.

2.             The Committee shall consist entirely of “independent” members of the Board. “Independent” means a director who satisfies all criteria for independence established by the NYSE Amex LLC (“AMEX”) definition of “independent.” If a member of the Committee ceases to be independent, that member shall notify the Company immediately.

C.            POWERS, DUTIES, AND RESPONSIBILITIES

In fulfilling its duties and responsibilities under this Charter, the Committee shall, among other things:

1.             Evaluate and propose nominees for election and re-election to the Board of Directors at each annual meeting of stockholders of the Company.

2.             Evaluate and recommend to the Board candidates for election by the Board to fill vacancies occurring on the Board.

3.             Assist in attracting and recruiting qualified candidates to serve on the Board.

4.             Determine desired Board member skills and attributes and conduct searches for prospective directors whose skills and attributes reflect those desired. At a minimum, nominees for service on the Board must be well regarded and experienced participants in their field(s) of specialty, familiar at the time of their appointment with the Company’s business, willing to devote the time and attention necessary to deepen and refine their understanding of the Company and the issues facing it, and must have an understanding of the demands and responsibilities of service on a public company board of directors. The Committee will also consider such qualities as independence from the Company, as the definition of “independence” may be revised from time to time. Each nominee will be considered both on his or her individual merits and in relation to existing or other potential members of the Board, with a view to establishing a well-rounded, diverse, knowledgeable, and experienced Board.

5.             Consider all bona fide candidates recommended by shareholders for nomination for election to the Board. The Committee will consider such candidates using the same screening criteria as are applied to all other potential nominees for election, provided that the shareholder nominations are submitted in a timely and complete manner, under the requirements of the Securities and Exchange Commission (the “SEC”) and the Company’s Third Amended and Restated Bylaws, as they may be amended from time to time as follows:

The shareholder must deliver written notice of such shareholder’s nomination, either by personal delivery or by registered or certified United States mail, postage prepaid, to the Secretary of the Company, within the time period for Notice of Shareholder Business as set forth in the Third Amended and Restated Bylaws, as they may be amended.  Such notice shall set forth:

A.            The name and address of the shareholder making the nomination and of the person to be nominated;

B.            A representation that the shareholder is a holder of record of Common Stock of the Company entitled to vote at such meeting (specifying the number of shares beneficially held) and intends to appear in person or by proxy at the meeting;

C.            A description of all arrangements or understandings between the shareholder and the nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is being made by the shareholder and any material interest of the shareholder in making the nomination;

D.            Such other information regarding the nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the then current proxy rules of the SEC; and

E.             The consent of the nominee to serve as a Director if so recommended by the Board and duly elected at the annual meeting by the shareholders.

6.             Evaluate and make recommendations to the Board concerning the appointment of directors to Board committees and the selection of Board committee chairs, upon request of the Board.

7.             As necessary in the Committee’s judgment from time to time, retain and compensate third party search firms to assist in identifying or evaluating potential nominees to the Board.

8.             Evaluate and consider matters relating to the qualifications of directors.

9.             Review and maintain oversight of matters relating to the independence of Board and committee members, keeping in mind the independence standards of the Sarbanes-Oxley Act of 2002, the rules of the AMEX and any other applicable rules and regulations promulgated by the SEC.

10.           Make regular reports to the Board concerning its activities.

11.           Annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

12.           Annually prepare a report detailing disclosure issues relating to the nomination process required to be included in the Company’s Proxy Statement, if any.

D.            LIMITATION ON POWERS, DUTIES, AND RESPONSIBILITIES

Notwithstanding anything to the contrary herein, under circumstances where the Company is legally required by contract or otherwise to provide third parties with the ability to nominate and/or appoint directors (e.g., preferred stock rights to elect directors upon dividend default), the selection and nomination of such directors is not subject to approval by the Nominating Committee.

E.             MEETINGS

The Nominating Committee shall meet at least once per year and as often as it deems necessary or appropriate, in its judgment, either in person or in any other manner permitted by law, and at such times and places as the Committee determines. The majority of the members of the Nominating Committee shall constitute a quorum.

The above constitutes the complete Nominating Committee Charter of Retractable Technologies, Inc. effective as of December 20, 2009.

s/ Thomas J. Shaw
THOMAS J. SHAW

ATTEST:

s/ Michele Larios
MICHELE LARIOS, Secretary

Appendix C

FORM OF PROXY CARD

RETRACTABLE TECHNOLOGIES, INC. 511 LOBO LANE LITTLE ELM, TX 75068-0009

VOTE BY INTERNET -www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Retractable Technologies, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Retractable Technologies, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RETRACTABLE TECHNOLOGIES, INC.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominees(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL" IN THE ELECTION OF DIRECTORS AND A VOTE "FOR" PROPOSAL 2.			☐	☐	☐
Vote on Directors
1. ELECTION OF DIRECTORS:
Nominee for Class 1 Director 01) Steven R. Wisner Nominees for Class 2 Directors 02) Thomas J. Shaw 03) Douglas W. Cowan 04) Marwan Saker 05) Clarence Zierhut

Vote on Proposal			For	Against	Abstain

2. APPROVAL OF AMENDMENTS TO THE ARTICLES OF INCORPORATION			☐	☐	☐

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING

The undersigned hereby revokes all previous proxies related to the shares covered hereby and confirms all their said proxies and their substitutes may do so by virtue hereof.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.  Joint owners should each sign personally.  If a corporation, please sign in full corporate name, by authorized officer. If a partnership, please sign in partnership name by authorized person.)

For address changes and/or comments, please check this box and write them on the back where indicated.			☐

It is understood that, when properly executed, the shares represented by this proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY WILL BE VOTED "FOR ALL" IN THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2. IF THE PROXY IS EXECUTED IN SUCH A MANNER SO AS NOT TO WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ANY NOMINEE, IT SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE FOR SUCH NOMINEE.

Please indicate if you plan to attend this meeting.	☐	☐
	Yes	No

To obtain information about voting in person, please call the Company at (888) 806-2626.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)		Date

C-1

ANNUAL MEETING OF SHAREHOLDERS OF

RETRACTABLE TECHNOLOGIES, INC.

September 24, 2010

COMMON STOCK

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The proxy materials including the Proxy Statement and Form 10-K are available at www.proxyvote.com

â PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. â

PROXY FOR COMMON STOCK

RETRACTABLE TECHNOLOGIES, INC.

511 Lobo Lane

Little Elm, Texas 75068-0009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders of Retractable Technologies, Inc. (the “Company”) to be held on September 24, 2010, at 10:00 a.m., Central time, at the Little Elm City Hall located at 100 West Eldorado Parkway, Little Elm, Texas 75068 (the “Annual Meeting”), and the Proxy Statement in connection therewith, and appoints Thomas J. Shaw and Steven R. Wisner, and each of them, individually, as the lawful agents and proxies of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of the Company held of record by the undersigned as of the close of business on July 26, 2010, at the Annual Meeting or any adjournment or postponement thereof.

At the Annual Meeting, the following matters proposed by the Company’s Board of Directors will be voted on by the holders of Common Stock:

1. Election of one Class 1 Director and four Class 2 Directors; and

2. Approval of Amendments to the Articles of Incorporation.

The matters to be voted on are not related to or conditioned on the approval of other matters.

Address Changes/Comments: ___________________________________________________ ______________________________________________________________________________
(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) (Continued and to be signed on the reverse side)

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